UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

Annual Report

December 31, 2015

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on January 13, 2016, for each fund as of December 31, 2015. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investments in fixed-income funds are subject to interest rate, credit and inflation risk. Equity funds, in general, are subject to style risk, which is the risk that returns on stocks within the style category in which a fund invests will trail returns of stocks representing other style categories or the market overall.

Homestead Funds

2015 Annual Report

February 10, 2016

Dear Shareholders:

The stock market has been as volatile as the weather in the final weeks of 2015 and so far in 2016.

Investors seem to be responding to a mixed bag of macro-economic factors. The U.S. economy continues to grow, albeit slowly, as it weathers a contraction in the manufacturing sector brought on by historically low energy prices. Paying less for oil and gas is good for consumers and many energy-intensive businesses, but it’s a challenge for companies in this sector to remain profitable. In China, growth has stalled as the government attempts to transition from an investment- and export-led economy to a consumer-driven economy. Policy makers in Europe and Japan have resorted to negative interest rates in an effort to further stimulate their economies. After strengthening meaningfully in 2015, the U.S. dollar has declined marginally so far in 2016, offering hope that the currency headwinds faced by U.S. multi-national companies may be abating.

Given these economic cross currents and the recent spike in market volatility, there is increased uncertainty over the path for U.S. interest rates. Initially, it was expected that the Federal Reserve’s first rate increase in December would be followed by several more hikes in 2016. The futures markets are currently signaling otherwise.

We encourage our shareholders and clients to stay the course with their well-considered investment programs. Market volatility creates opportunities for good stock and bond selectors, and the portfolio managers at the helm of our actively managed funds have years of experience navigating through choppy markets.

Maintaining a diversified investment program is always important but never more so than in times of extreme volatility. Spreading your money across different types of investments limits the impact any one type of investment would have on your overall portfolio.

We believe the range of Homestead Funds available offers ample opportunity for diversification, and note especially our newly renamed International Equity Fund. Shareholders voted in support of the board of director’s recommendation to name a new subadvisor for this fund, and on January 15, 2016, Harding Loevner LP assumed responsibility for managing the portfolio.

The portfolio is comprised of high-quality international securities and provides modest exposure to emerging markets. The domestic stock market and international markets are not typically closely correlated, so adding international exposure may help smooth the ups and downs.

We continue to look for ways to enhance our value to shareholders, both in the management of specific portfolios and the range of products and services we offer at the firm level. We welcome your feedback and very much appreciate your choosing Homestead Funds to help you achieve your financial goals.

Sincerely,

Stephen Kaszynski, CFA

Director, President and CEO

Homestead Funds and RE Advisers

Stephen Kaszynski, CFA

Director, President and CEO

Diversification does not ensure a profit or protect against loss. It is a method used to help manage investment risk.

Daily Income Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Daily Income Fund earned an annualized return of 0.01 percent for 2015. The seven-day current annualized yield was 0.01 percent on December 31, 2015, unchanged from the end of 2014. Interest income for the fund is netted against operating expenses. With interest income at historic lows, RE Advisers continued to waive fees and/or reimburse expenses to assist the fund in maintaining a positive yield. With the Federal Reserve (the Fed) maintaining a federal funds rate close to zero until late December, the Daily Income Fund continued to earn very little interest income, which is the only component of return in a money market fund.

Market Conditions

The U.S. economy improved as 2015 progressed and by most statistical measures looks to be on relatively solid ground as we enter 2016. Signs of slowing growth in China and weakness in commodity prices sparked a global sell-off in stocks in the second half of 2015 with volatility continuing into the new year.

After an unexpected decline in gross domestic product (GDP) of 0.2 percent in the first quarter of 2015, GDP rose at an annual rate of 3.9 percent in the second quarter, and at an annual rate of 2.0 percent in the third quarter. At this time, the general consensus among economists is that GDP rose at an annual rate of approximately 2.5 percent in the fourth quarter of 2015.

After much anticipation during the year, the Fed, under the leadership of Chairwoman Janet Yellen, finally began the process of normalizing interest rates. On December 16, 2015, the Federal Open Market Committee (FOMC, the Fed’s policymaking body) revised its target for the federal funds rate (previously set at 0.00 percent to 0.25 percent) to 0.25 percent to 0.50 percent. This is the first time since 2006 that the FOMC has raised the target range of the federal funds rate. In determining the size and timing of future rate hikes, the FOMC clarified in its December 16 press statement that the committee “will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.” The assessed data will include a wide variety of information on labor markets, inflationary expectations, financial readings and international developments.

An analysis of the data by the Fed so far suggests that economic activity has been expanding at a moderate pace. There has been growth in both household spending and business fixed investment, in addition to the continued improvement of the housing sector; however, net exports remained relatively soft. A whole range of labor market measurements during the year (Initial Jobless Claims less than 300,000; Continuing Claims less than 2.5 million; Unemployment Rate declining to 5 percent) indicated continued improvement. Inflation remained below the FOMC’s long-term objective of 2 percent. This partly reflects declines in energy prices and prices of non-energy imports. Wage gains were relatively tepid at approximately 2.5 percent with much of this having to do with low growth in labor productivity.

Outlook

Fed policy makers expect economic and market conditions to warrant only gradual rate increases and anticipate keeping the target federal funds rate below normal levels over the long run. The timing and size of interest rate increases will remain very much dependent upon the data the FOMC analyzes and its forecasts of those parameters. Once the Fed allows short-term rates to rise to higher levels, investors in money market funds, like the Daily Income Fund, will likely begin to earn income on their investment.

In closing, we’d like to update you on the progress made in transitioning the Daily Income Fund to a government money market fund. As noted in our last semi-annual report, the Homestead Funds’ board of directors approved the change on June 17, 2015. Since then, commercial paper and corporate bond positions have slowly been drawn down with proceeds reinvested in U.S. government securities. As of December 31, 2015, the percentage of commercial paper and corporate bonds within the portfolio was 45.0 percent, down from 69.7 percent on June 30, 2015. This process will continue in an orderly manner until the fund, on or before October 14, 2016, changes its principal investment strategy to investing at least 99.5 percent of its total assets in U.S. government securities, repurchase agreements fully collateralized by U.S. government securities and cash.

2	Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.01	0.01	1.13

Yield
Annualized 7-day current yield quoted 12/31/15	0.01%

Security Diversification

	% of Total Investments
	as of 12/31/14	as of 12/31/15
Commercial paper	71.7	43.5
Government-guaranteed agencies	0.0	27.1
U.S. Treasuries	17.8	18.3
Corporate bonds	0.9	1.5
Short-term and other assets	9.6	9.6
Total	100.0%	100.0%

Maturity
	as of 12/31/14	as of 12/31/15
Average Weighted Maturity	42 days	44 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do no reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	3

Short-Term Government Securities

and Short-Term Bond Funds

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation

Fund Performance

The Short-Term Government Securities Fund had a total return of 0.46 percent in 2015, trailing its benchmark’s return of 0.98 percent. While all of the sectors in which the fund invested generated positive returns, the corporate sector was the standout performer as various issues granted by the Export-Import Bank benefitted from robust demand for higher-yielding government guaranteed paper as well as the flatter yield curve benefitting the longer maturities within this space. The fund’s cash position was the weakest performing sector on an absolute basis.

Positions were added in the corporate sector utilizing FDIC-guaranteed certificates of deposit and Export-Import Bank guaranteed issues. Positions were also added in the government sector by using U.S. Treasuries and issuances from the Overseas Private Investment Corp. and the U.S. Department of Housing and Urban Development. There were no additional investments in securities in other sectors.

The Short-Term Bond Fund had a total return of 0.43 percent in 2015, trailing its benchmark’s return of 1.05 percent. While all of the sectors in which the fund invested generated positive returns, the strongest sectors were government and agency obligations, corporates and Yankees. The weakest relative sector was municipals where, as discussed in prior reports, debt obligations of the Puerto Rico Sales Tax Financing Corporation declined sharply in price.

Positions were added in all of the sectors currently represented in the fund’s portfolio with the exception of mortgages. New investments were concentrated in the oil and gas sector, gas utilities and pipelines, banks and specialty finance as well as asset-backed securities with an emphasis on auto lending.

Market Conditions

As expected by a majority of bond market participants, the Federal Open Market Committee (FOMC) boosted the federal funds target range by 25 basis points in December. This capped a year of elevated volatility coupled with very little change in U.S. Treasury yields. The three-year note rose 24 basis points virtually matching the Fed’s move, yet the yield curve as measured from two- to five-year notes flattened by 28 basis points. Fed action pressured the shorter notes while commodity weakness benefitted the longer note maturities. While Fed rate-hike talk dominated the market’s attention for most of the year, other macro factors were difficult to ignore, including but not limited to, Greece, Eurozone quantitative easing (QE), Puerto Rico, both the Chinese economy and equity markets, oil prices, heightened domestic stock market volatility and the re-pricing of the high-yield bond market, any one of which could have totally derailed the journey to higher yields in more normal times.

While Greece, the Eurozone and even Puerto Rico have effectively moved into the rearview mirror, investors’ current fixation is centered on China and commodities. Even though China’s GDP growth was reported at 6.9 percent for the year ended September 30, 2015, it is clear that a major slowdown in manufacturing is underway as China’s central bank has cut interest rates and let the currency depreciate in order to prop up the economy. This has spooked investors, which led to the Shanghai Composite Index falling 31.5 percent from its midyear high to year-end. Symptomatic of Chinese weakness is the plunge of commodities, with West Texas Crude averaging $53 per barrel in 2015 as compared with nearly $85 in 2014, while finishing the year just above $37. Volatility has surged in our domestic equity markets, reaching a climax on August 24, 2015, when the Dow Jones Industrial Average plunged nearly 1,100 points within the first few minutes of open. Worries about bond market liquidity peaked in early December with the Third Avenue Focused Credit Fund blocking redemptions, which sent a shockwave through the high-yield market, heading to a re-pricing of credits other than oil & gas and metals & mining. Even with all of this carnage, high-grade bond spreads proved to be quite resilient throughout calendar year 2015.

Domestic GDP has slowed to a growth rate of 2.1 percent for the year that ended September 30, 2015, as compared with the 2.9 percent in the year-earlier period. The December unemployment rate stands at 5.0 percent as compared with 5.6 percent at the end of 2014 while the broader U-6 unemployment rate fell to 9.9 percent from 11.2 percent over the same time period. Non-farm payroll gains averaged 221,000 per month, down from 260,000 in 2014, although wage gains have accelerated to 2.5 percent year over year — a five-year high — versus 1.8 percent in 2014. The Consumer Price Index (CPI) rose 0.5 percent for the 12 months ended November 30, 2015, as compared with 1.3 percent in the year-earlier period, while core CPI (excludes food and energy) rose 2.0 percent versus 1.7 percent one year earlier.

The ISM Manufacturing Index averaged 51.4 in 2015 as compared with 55.7 in 2014, with particular weakness late in 2015 as the index dipped below the magic mark of 50.0, which indicates a contraction in activity. Confirming this trend is industrial production, which declined 1.2 percent for the 12 months ended November 30, 2015, as compared with a rise of 4.7 percent in the year-earlier period. Total retail sales for the same one-year period rose 1.4 percent versus 4.9 percent in the previous 12 months. Housing starts improved to 1.1 million units for the year that ended November 30, 2015, as compared with 1.0 million for the prior 12 months, while existing home sales averaged 5.2 million versus 4.9 million over the same time period. U.S. auto sales averaged a strong 17.3 million in 2015 as compared with 16.4 million in 2014. The University of Michigan

4	Performance Evaluation

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation (Continued)

Consumer Sentiment Index averaged a reading of 92.9 in 2015, up from 84.1 the year before.

On December 16, 2015, the FOMC hiked the target range for the federal funds rate to 0.25 to 0.50 percent, up from 0.00 to 0.25 percent. Most Fed officials believed that rate liftoff conditions were met in December and, given the labor market progress seen to date, saw no reason to delay the first hike regardless of continuing concerns revolving around reaching the stated goal of 2.0 percent inflation. In spite of the first rate hike since 2006, the FOMC continues to mention various headwinds toward their inflation goal, including oil, a stronger dollar and global disinflation pressures. The FOMC is not committing itself to a methodical rate hiking strategy (i.e., every other meeting) but is suggesting a cautious approach tied to economic progress as the tightening cycle begins.

Outlook

While monetary policy normalization is the path the FOMC is embarking on, multiple roadblocks seem to be the order of the day. On January 6, 2016, the World Bank lowered the forecast for global growth for both 2016 and 2017, citing a weaker outlook for the U.S., China, Japan and Russia. The Bloomberg Dollar Spot Index, which tracks the greenback versus a basket of 10 leading global currencies, rose 9.0 percent in 2015 while at the same time the Bloomberg Commodity Index, a measure of returns from 22 raw materials, fell to the lowest level since 1991. The Fed’s inflation target, in the absence of a true breakout in wage inflation, would seem to be a goal that will be difficult to reach over the next few years. The FOMC’s most recent forecast has this goal not being reached until 2018, which certainly suggests that rate hikes are likely to be fewer than the Fed’s dot plot is currently projecting, which is four hikes in 2016. The dot plot graphs FOMC participants’ assessments of where the federal funds target rate will be at a particular date in the future and on a long-term basis.

While the FOMC was seemingly ready to hike rates last September, the extreme volatility in the equity markets in August spooked them into inaction, and such volatility going forward may delay future rate actions. While various FOMC officials have commented that they will not let the markets dictate monetary policy, it appears obvious that the Fed takes notice when markets riot and tries to mitigate damages. The Fed has to worry about the negative wealth effect of a declining equity market, particularly given its view of modest 2.3 percent average GDP growth in 2016 and 2017, an expectation that leaves a small margin of error for negative outcomes.

The bond market’s general consensus view is for a terminal funds rate (when the fed would stop hiking) of 2 percent as compared with the current 3.5 percent median dot plot projection. While current conditions seem less than ideal for rate hikes following the Fed’s likely path, it may be dangerous to assume today’s commodity collapse and China weakness are irreversible and permanent. Should the market’s base-case scenario be challenged as 2016 progresses, there is certainly the possibility of a severe negative bond market reaction. The first rate hike at year-end 2015 was well anticipated, yet yields rose sharply in the fourth quarter. We continue to maintain both funds’ durations well below their respective benchmarks.

Performance Evaluation	5

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	0.46	0.88	2.42
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	0.98	1.25	3.04

Security Diversification

	% of Total Investments
	as of 12/31/14	as of 12/31/15
Government-guaranteed agencies	52.9	36.7
Corporate bonds	18.7	32.1
U.S. Treasuries	13.1	21.2
Mortgage-backed securities	4.6	3.6
Municipal bonds	4.4	1.4
Asset-backed securities	0.4	0.2
Short-term and other assets	5.9	4.8
Total	100.0%	100.0%

Maturity

	as of 12/31/14	as of 12/31/15
Average Weighted Maturity	2.09	2.18

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on December 31, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

6	Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	0.43	2.01	3.66
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	1.05	1.68	3.35

Security Diversification

	% of Total Investments
	as of 12/31/14	as of 12/31/15
Corporate bonds	25.9	31.6
Asset-backed securities	24.8	24.3
Municipal bonds	24.8	21.8
Yankee bonds	9.1	8.4
U.S. Government obligations	7.9	7.0
Mortgage-backed securities	3.7	3.2
Short-term and other assets	3.8	3.7
Total	100.0%	100.0%

Maturity

	as of 12/31/14	as of 12/31/15
Average Weighted Maturity	2.37	2.11

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on December 31, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	7

Stock Index Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, BlackRock Fund Advisors

Index and Fund Performance

For the 12-month period ended December 31, 2015, the U.S. large-cap market metric and the fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, advanced 1.38 percent. The fund’s return was 0.79 percent, with the difference attributable mostly to expenses. All funds incur expenses, whereas indexes do not. The S&P 500 is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

From a sector perspective, consumer discretionary stocks (+10.11 percent) generated the strongest returns in the S&P 500 for the year, followed by health care (+6.89 percent), consumer staples (+6.60 percent), information technology (+5.88 percent) and telecommunications services (+3.40 percent). Conversely, the energy sector (-21.12 percent) produced the lowest returns for the year, followed by materials (-8.38 percent), utilities (-4.85 percent), industrials (-2.53 percent) and financials (-1.49 percent).

During the 12-month period, as changes were made to the composition of the S&P 500, the master portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Market Conditions

The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

The second half of the year started well with strong manufacturing and construction data and merger and acquisition activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp sell-off in Chinese equities, falling oil prices and anticipation of a rate hike from the Federal Reserve.

With easy monetary policy in the beginning of 2015, many markets reached all-time highs but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia; terrorist attacks in France and San Bernardino, California; slowing growth globally; oil price instability; and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

The U.S. dollar strengthened against most major currencies for the year, posting a 19.9 percent gain against the Canadian dollar, a 12.5 percent gain versus the Australian dollar, an 11.4 percent gain versus the euro, a 5.8 percent gain versus the British pound, a 0.7 percent gain versus the Swiss franc, and a 0.3 percent gain versus the Japanese yen. A key theme heading into 2016 is the divergence in monetary policy between the United States and the rest of the world.

8	Performance Evaluation

Stock Index Fund

Average Annual total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	0.79	11.98	6.71
Standard & Poor’s 500 Stock Index	1.38	12.57	7.31

Industry Diversification*

% of Net Assets as of 12/31/15
Information technology	19.5
Financials	15.6
Health care	14.3
Consumer discretionary	12.2
Consumer staples	9.5
Industrials	9.5
Energy	6.1
Utilities	2.8
Materials	2.6
Telecommunication services	2.3
Short-term and other assets	5.6
Total	100.0%
Top Ten Equity Holdings*

% of Net Assets as of 12/31/15
Apple, Inc.	3.1
Microsoft Corp.	2.3
Exxon Mobil Corp.	1.7
General Electric Co.	1.6
Johnson & Johnson	1.5
Amazon.com, Inc.	1.4
Wells Fargo & Co.	1.3
Berkshire Hathaway, Inc. (Class B)	1.3
JPMorgan Chase & Co.	1.3
Facebook, Inc. (Class A)	1.3
Total	16.8%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on December 31, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Industry diversification and top holdings information is for the S&P 500 Stock Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Stock Master Portfolio.

Performance Evaluation	9

Value Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Value Fund decreased 1.28 percent in 2015 and its benchmark index, the unmanaged S&P 500, increased 1.38 percent. The fund’s lower-than-index results were due primarily to the performance of its consumer discretionary, information technology and energy sector holdings.

Stock selection in health care made the greatest positive contribution to the fund’s 2015 results. The fund’s positions outpaced the index’s sector holdings and the index overall. The results were helped by the acquisition of Hospira by Pfizer and the purchase of Covidien by Medtronic. Bristol-Myers Squibb made the greatest contribution as its expanding immuno-oncology offerings were positively received by investors.

The fund’s financial holdings also contributed positively. Though the fund was less heavily invested in financials companies relative to the index, the fund’s stocks performed better than the index’s financials stocks. Primary contributors were Chubb, which announced it was being purchased by ACE Limited, and American International Group (AIG).

The fund’s materials stocks also performed better than the index’s materials position and better than the overall index. Dow Chemical announced a merger agreement with E.I. duPont de Nemours, and Avery Dennison Corp. continued its efforts to improve financial returns.

Results for the fund’s consumer discretionary positions detracted from relative results. Genuine Parts Company and Dillard’s were the notable laggards. The two stocks appreciated in 2014 as investors expected better results from lower oil prices; however, this reversed itself in 2015 as department stores experienced increased competition from online retailers and there was little positive offset to the decline in Genuine Parts’ oil-related distribution revenues by other industry customers.

The fund’s information technology positions did not fare well compared with the index. Historically, the fund has not held positions in Internet software and services and software companies, the two best-performing industries within the information technology sector in 2015. Within information technology, Hewlett-Packard detracted the most from relative results.

The fund’s energy results were negative, though they did decline less than the index’s energy sector. The primary detractors were Marathon Oil Corporation and ConocoPhillips.

There were three new names added to the fund during the year: AIG, an international operation providing property-casualty -

insurance, life insurance and retirement services; Mettler-Toledo International, a manufacturer and marketer of weighing instruments for use in laboratory, industrial, and food retailing applications; and Visa (Class A), an operator of a retail electronic payments network.

Names eliminated from the fund were Commerce Bancshares, Hewlett-Packard and Mallinckrodt.

Outlook

Markets in the first weeks of 2016 have been volatile, with concerns about weakness in China’s economy and currency and the further decline in oil prices weighing on investors’ confidence. On the positive side, the U.S. economy has shown better statistics for employment and housing. Manufacturing has weakened some, but most forecasts include an inventory correction taking place now, with prospects for better output as the year unfolds.

2016 forecasts for U.S. GDP growth fall within a range of 2.5 to 3.0 percent. The potential for a positive impact of lower oil prices has yet to play out across the economy. The general consensus considers lower gasoline prices to benefit the consumer. Increasing confidence and the prospect that oil will stay in the $30 to $50 range for the near- and medium-term may result in increased economic activity over the course of 2016.

Recent Federal Reserve commentary suggests further interest rate increases for 2016. The number and extent of any increases will be predicated on the overall strength of the economy. In the past, slowly rising interest rates have been positive for equities as an indicator of an improving business environment. We may see similar results.

10	Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
Value Fund	–1.28	11.90	6.89
Standard & Poor’s 500 Stock Index	1.38	12.57	7.31

Industry Diversification

% of Total Investments as of 12/31/15
Health care	20.5
Industrials	17.1
Information technology	14.7
Financials	13.0
Energy	12.2
Materials	9.8
Consumer discretionary	6.2
Consumer staples	3.2
Utilities	0.4
Short-term and other assets	2.9
Total	100.0%
Top Ten Equity Holdings

% of Total Investments as of 12/31/15
Bristol-Myers Squibb Co.	5.5
General Electric Co.	4.7
Intel Corp.	4.5
Dow Chemical Co. (The)	4.1
Cisco Systems, Inc.	4.0
Southwest Airlines Co.	4.0
Pfizer, Inc.	4.0
JPMorgan Chase & Co.	3.8
Avery Dennison Corp.	3.6
Honeywell International Inc.	3.2
Total	41.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on December 31, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	11

Growth Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, T. Rowe Price Associates

Performance

The Homestead Growth Fund posted a 9.43 percent gain for the 12-month period, ahead of the 5.67 percent return for the Russell 1000 Growth Index. Stock selection contributed the most to performance relative to the index, especially in the consumer discretionary, information technology and materials sectors. Broadly speaking, sector allocation detracted from relative performance, particularly in industrials, and business services and consumer staples.

Portfolio Review

Stock selection led the consumer discretionary sector to contribute the most to the portfolio’s relative performance despite a detracting overweight position. Amazon.com was a key contributor. The company continued to improve operating leverage in its core retail business throughout the year and reported impressive results with sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit.

Stock selection in information technology was also beneficial, helped by holdings in Alphabet. A number of factors drove shares of Alphabet higher this year, including strong earnings driven by the move to increase ad coverage on mobile searches. The market was also encouraged by the company’s decision to restructure itself such that its core search business will be separated from its various projects. Meanwhile, our limited allocation to Apple aided relative performance during the period. Although strong iPhone sales persisted through the first few months of 2015, fiscal third-quarter sales fell below analyst expectations. Shares were also weighed down by investor concerns over the company’s growth prospects in China. We own Apple because it is a high-quality, well-managed and well-positioned company that remains focused on delivering superior products to its customers; however, we believe that a decelerating product cycle will eventually hamper iPhone growth.

In materials, stock selection and sector allocation were positive. Our position in construction materials company Vulcan Materials contributed the most in this sector. The company reported strong results driven by increased aggregates shipments and higher average selling prices.

A relative overweight to the industrials and business services sector detracted from relative performance. Positive stock selection in the sector partially offset the negative contribution, although to a lesser extent.

Stock selection in consumer staples was also positive, but the impact was offset by a detracting underweight allocation.

Two capital markets companies—Morgan Stanley and State Street—weighed the most on results in the financials sector. Although shares of Morgan Stanley advanced steadily through

Subadvisor: T. Rowe Price Associates

Robert Sharps, CFA Lead Portfolio Manager BS, Accounting, Towson University; MBA, Finance, the Wharton School, University of Pennsylvania

the first half of 2015 on better-than-expected earnings results, shares declined sharply during the market correction that occurred in the third quarter. We continue to think the company’s long-term growth prospects are favorable due to the shift of its business mix toward higher margin and less volatile activities and its continued capital management. State Street benefited from revenue growth and demonstrated better-than-expected expense discipline during the period; however, the company experienced difficulty from industry-wide challenges including foreign exchange headwinds, increasing regulatory and compliance costs, and unfavorable market returns in the third quarter. State Street shares fell further in December after the company announced that it overbilled certain clients by $200 million over nearly two decades, funds it intends to reimburse.

Outlook

We remain optimistic about the longer-term prospects for large-cap growth stocks and expect the U.S. to generate moderate economic growth in 2016. We believe that the Federal Reserve is likely to raise short-term interest rates at a slower pace than the market currently expects, which should not be a detriment to rising stock prices; however, the recent weakness in China’s industrial economy, falling energy and commodity prices, and periodic geopolitical flare-ups could perpetuate the market’s recent volatility. Growth stocks remain fairly priced based on traditional valuation metrics such as price/earnings and price/book ratios versus their long-term history. We intend to invest in established growth themes and continue to favor the prospects for the information technology, health care and consumer discretionary sectors. Our core holdings are invested in durable growth companies, those with the ability to increase revenues and earnings regardless of the global economic environment.

12	Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
Growth Fund*	9.43	14.38	9.65
Russell 1000 Growth Index	5.67	13.53	8.53
Standard & Poor’s 500 Stock Index	1.38	12.57	7.31

Industry Diversification

% of Total Investments as of 12/31/15
Information technology	26.9
Health care	25.3
Consumer discretionary	22.8
Industrials	14.7
Financials	5.7
Materials	1.6
Telecommunication	0.8
Short-term and other assets	2.2
Total	100.0%
Top Ten Equity Holdings

% of Total Investments as of 12/31/15
Amazon.com, Inc.	7.5
Visa Inc. (Class A)	4.2
Alphabet Inc. (Class A)	4.1
Priceline Group, Inc. (The)	4.0
Boeing Co. (The)	3.9
Danaher Corp.	3.7
Alexion Pharmaceuticals Inc.	3.4
Allergan plc	3.1
Facebook, Inc. (Class A)	3.0
Microsoft Corp.	2.4
Total	39.3%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on December 31, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

Small-Company Stock Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The fund’s return of -5.18 percent in 2015 trailed the -4.41 percent return for its benchmark index, the Russell 2000. The fund’s returns in the information technology and financials sectors detracted from results, while the returns in the industrials and consumer discretionary sectors aided overall results.

Information technology was one of the better performing sectors in the Russell 2000. The fund was underrepresented in this sector relative to the index, and the fund’s IT positions underperformed those in the index. Western Digital and Belden were the primary detractors to results in 2015.

The fund was also underweight in health care, the top-performing sector for the index. The companies comprising much of the health care sector often do not have earnings and in general are not in keeping within the parameters the fund uses to find value. Biotechnology led the health care sectors’ results in 2015, so the fund faced a performance headwind throughout the year. Stock selection was positive for performance, however, with the fund’s health care holdings appreciating more than the index’s.

Within the financials sector, the fund’s substantial commitment to bank stocks was positive for results. Collectively, the fund’s financials positions posted a negative return largely due to a decline in the price of Encore Capital Group, a consumer debt collection company.

For the fund’s largest two sector positions—industrials and consumer discretionary—stock selection was positive for performance relative to the overall index. The fund’s stocks declined far less than their respective index positions and less than the overall index. The greatest contribution came from Dycom Industries, followed by Primoris Services Corporation and Huntington Ingalls. Industrials sector stocks in the portfolio that detracted from performance were Orion Marine Group, Knight Transportation, Werner Enterprises and Manitowoc Company.

The fund also had above-index exposure to the materials sector, and the materials stocks in the fund outperformed those in the index. Positive results came from American Vanguard and Polypore International, acquired in an agreement between Asahi Kasei and 3M Corporation.

New names added to the fund during the year included Burke & Herbert Bank & Trust Company, Cal-Maine Foods, Glacier Bancorp, Libbey, NeuStar, Primoris Services Corporation, Rentrak Corporation, State Bank Financial Corporation, BWX Technologies, G-III Apparel Group, Covenant Transportation Group, Radiant Logistics, Summit Materials and NN, Inc.

Names eliminated from the Fund were Cal-Maine Foods, Matthews International, Olin, Nordstrom, QEP Resources, Questar, Polypore International and Southcoast Financial Corporation.

Outlook

We expect the economy will struggle early in 2016 but gradually strengthen as the year progresses. Economic indicators are encouraging in the areas of employment and housing. Manufacturing was initially muted but is now improving. In total, this has led to forecasts of U.S. GDP to increase 2.5 percent or greater in 2016.

Recent news has highlighted significant volatility with the Chinese stock market and weakness in its economy. The potential benefits of the decline in the price of oil have yet to make their impact. The U.S. economic backdrop continues to be encouraging; Europe appears to be stabilizing, while the outlook for some foreign markets has become less certain, at least for the present.

Regardless of the economic environment, we continue to search for and uncover attractive investment opportunities. One aspect of our approach that is important no matter the overall economic environment is to find companies that can increase efficiencies and productivity for themselves, as well as their customers. We expect the same for 2016. While multiples remain somewhat elevated, some of the recent price volatility has provided valuations that are more compelling. We are finding companies with attractive businesses and better prospects for the future that we believe will benefit investors over the longer term.

14	Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	-5.18	10.97	9.77
Russell 2000 Index	-4.41	9.19	6.80

Industry Diversification

% of Total Investments as of 12/31/15
Industrials	28.8
Consumer discretionary	22.4
Financials	16.6
Information technology	10.9
Materials	5.4
Consumer staples	3.6
Health care	2.1
Energy	0.6
Short-term and other assets	9.6
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 12/31/15
Dycom Industries, Inc.	6.5
Cooper Tire & Rubber Co.	3.1
Knight Transportation, Inc.	2.7
Rofin-Sinar Technologies Inc.	2.7
Francesca’s Holdings Corp.	2.6
Encore Capital Group, Inc.	2.6
Werner Enterprises, Inc.	2.5
Core-Mark Holding Company, Inc.	2.5
Applied Industrial Technologies, Inc.	2.4
ManTech International Corp. (Class A)	2.4
Total	30.0%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	15

International Value Fund

Performance Evaluation  |  Prepared by RE Advisers (Market Review Prepared by SSgA Funds Management)

Performance

The International Value Fund posted a -3.48 percent return for the 12-month period ending December 31, 2015, trailing the -0.81 percent return for the MSCI EAFE Index. The fund’s performance from the beginning of the year to September 7, 2015, reflects its experience as an actively managed portfolio subadvised by Mercator Asset Management, L.P. From that point until the end of this reporting period, the fund employed a passive approach to money management, in anticipation of the transition to a new subadvisor.

Fund News

Just after the close of this reporting period on January 5, 2016, shareholders voted in accordance with the board of directors’ recommendation to name a new subadvisor for the International Value Fund. Harding Loevner LP assumed responsibility for managing the portfolio on January 15, 2016. Headquartered in Bridgewater, New Jersey, Harding Loevner is a highly regarded manager of global, international and emerging market equity strategies.

As a part of this change, the fund was renamed the International Equity Fund. The actively managed International Equity Fund portfolio is comprised of international securities and provides modest exposure to emerging markets. To reduce its volatility, the fund will be diversified across dimensions of geography, industry, currency and market capitalization. Harding Loevner will provide performance and strategy updates in future shareholder reports.

Market Review

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15, 2015, by removing the peg between the Swiss franc and the euro in place since 2011. This unexpected tightening action sent the Swiss franc up better than 20 percent against the euro and the Swiss equity market down by 15 percent immediately following the move.

In June, markets were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund (IMF)) to extend an existing bailout agreement came to an impasse. Setting up what many saw as a high stakes, though ultimately resolvable, set of moves, the Greek government on June 5 elected to miss a scheduled payment to the IMF, choosing instead to bundle the payment with two others for a total of €1.5 billion payable on June 30. Near the end of the month, a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last-minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening, June 26, to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29 reacted negatively to the uncertainty created out of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

Global markets entered the third quarter of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. By the end of the quarter, the Greek drama had been largely resolved, with Greece agreeing to a new, more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad sell-off of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they have made to global growth in recent years. Since 2000, emerging markets have provided the majority of global GDP growth, doubling their share of global output from about 20 percent to near 40 percent today.

After the sharp sell-off in the third quarter, global equities rebounded smartly in October, though with little follow-through in November and December to close out the fourth quarter.

16	Performance Evaluation

International Value Fund

Average Annual Total Returns (periods ended 12/31/15)

	1 YR %	5 YR %	10 YR %
International Value Fund*	-3.48	1.24	2.21
MSCI® EAFE® Index	-0.81	3.60	3.03

Country Diversification
% of Total Investments as of 12/31/15
Japan	23.7
Britain	20.5
Switzerland	9.4
France	9.4
Germany	8.7
Australia	7.5
Spain	3.7
Italy	3.4
Hong Kong	2.9
Sweden	2.8
Netherlands	2.8
Denmark	1.9
Singapore	1.1
Belgium	0.8
Israel	0.8
Finland	0.3
Short-term and other assets	0.3
Total	100.0%

Top Ten Equity Holdings
% of Total Investments as of 12/31/15
Novartis AG REG	2.1
Daimler AG REG	2.0
Roche Holding AG REG	2.0
HSBC Holdings plc ADR	1.9
Banco Santander SA	1.9
WPP Group plc	1.8
AXA SA	1.7
Christian Dior SE	1.6
Assicurazioni Generali SpA	1.6
Royal Dutch Shell plc (Class A)	1.5
Total	18.1%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on December 31, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the International Value Fund (formerly the International Stock Index Fund and renamed the International Equity Fund effective January 15, 2016) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from its inception through October 16, 2005, in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006, as an actively managed fund subadvised by Mercator Asset Management from June 12, 2006 to September 14, 2015 and in a passively managed portfolio directed by SSGA Funds Management, Inc. from September 15, 2015 to period end.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2015 and held through December 31, 2015.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

Expense Example (Continued)

Daily Income Fund	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended December 31, 2015
Actual Return	$1,000.00	$1,000.05	$0.79	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.52	$0.80	0.16%

Short-Term Government Securities Fund
Actual Return	$1,000.00	$998.00	$4.08	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.13	0.82%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,001.10	$3.69	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.73	0.74%

Stock Index Fund[b]
Actual Return	$1,000.00	$1,004.91	$2.58	0.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.60	0.51%

Value Fund
Actual Return	$1,000.00	$997.10	$2.94	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.97	0.59%

Growth Fund
Actual Return	$1,000.00	$1,040.57	$4.96	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.92	0.97%

Small-Company Stock Fund
Actual Return	$1,000.00	$924.87	$4.18	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.39	0.87%

International Value Fund
Actual Return	$1,000.00	$923.18	$3.65	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.84	0.76%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.

Shareholder Meeting Results

A special meeting of the shareholders of the International Value Fund (now, the International Equity Fund) (the “Fund”) was held on January 5, 2016. At this meeting, the following proposal was voted upon by the shareholders and the voting results are presented below:

1.	To approve a new investment subadvisory agreement on behalf of the International Value Fund between RE Advisers Corporation and Harding Loevner LP.

	Shares	% of Shares to Total Outstanding Shares	% of Shares to Total Shares Voted
For	23,009,100.3830	89.323	99.723
Against	15,752.5660	0.061	0.068
Abstain	48,213.8580	0.187	0.209

As the proposal passed, on January 15, 2016, the Fund was renamed the International Equity Fund and, as of that date, became subadvised by Harding Loevner LP.

Board of Directors’ Considerations in Approving the Investment Management Agreements

Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day investment management of the assets of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund and the Value Fund, and for the supervision of the subadvisors to the Growth Fund and the International Value Fund (each series, a “Fund” and, collectively, the “Funds”).

In connection with the renewal of the Investment Management Agreements between each Fund and RE Advisers in 2015, the Funds’ Board of Directors requested, reviewed and considered a wide variety of written materials, presentations and other information, culminating in the Board’s approval of each Investment Management Agreement at its September 22-23, 2015 meeting. The Board materials for the meeting also contained information from Strategic Insight, an information service provider unaffiliated with RE Advisers, comparing each Fund’s fee rate for advisory services, total expenses and performance to those of other similar open-end funds selected by Strategic Insight.

In preparation for this consideration and approval, the Funds’ outside counsel requested that RE Advisers provide the Board written materials including significant information about RE Advisers’ affiliates, personnel and operations. Pursuant to this request, RE Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding: (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to comparable mutual funds; (b) each Fund’s overall fees and operating expenses compared with similar mutual funds; (c) each Fund’s performance compared with similar mutual funds; (d) the investment management and other services RE Advisers provides; (e) RE Advisers’ investment management personnel; and (f) RE Advisers’ profitability in connection with managing the Funds.

During the meeting, the Directors had an opportunity to discuss this information with representatives of Strategic Insight and officers and other personnel of RE Advisers, including senior executives, representatives from the legal, compliance and finance departments and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the investment process and the Funds’ performance as compared to

20	Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

benchmark indices and peers. RE Advisers’ management stated that there had been no changes made to the Investment Management Agreements that the Board was asked to reapprove.

In reaching their determinations relating to the reapproval of the Investment Management Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board did not identify any particular information that was all important or controlling, and the Board attributed different weights to the various factors.

In particular, the Board focused on the following:

Nature, Extent and Quality of Services. The Board reviewed the services provided by RE Advisers and the Board, including the Independent Directors, found that RE Advisers continued to provide high quality advisory and administrative services to the Funds.

In connection with their consideration of RE Advisers’ services specifically, the Board focused on the favorable attributes of RE Advisers, including: (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used in overseeing subadvisor activities with respect to the Growth Fund’s and International Value Fund’s administration, investment management and compliance activities; (iii) highly skilled professionals with an extensive depth of experience; and (iv) a favorable history and reputation.

Investment Performance of the Funds and the Adviser. The Board examined the performance information for the Funds provided by Strategic Insight. The Board reviewed the trailing annualized net total returns for the Funds for the twelve months and the last three, five, and ten years ended December 31, 2014, and compared the returns to those of the relevant indexes for the same time periods. The Board also reviewed data sheets issued by Strategic Insight, which, among other things, provided performance related to the Funds for the same periods. The Board compared the performance of each Fund over the same period with funds in the Fund’s peer group, a group of similar-sized funds selected by Strategic Insight with similar investment objective.

Daily Income Fund

The Board first reviewed the performance of the Daily Income Fund, noting that the Fund earned a trailing annualized net total return of 0.01% for the 1-year period ending December 31, 2014, 0.01% for the 3-year period ending December 31, 2014, 0.01% for the 5-year period ending December 31, 2014, and 1.38% for the 10-year period ending December 31, 2014, compared to the return of its benchmark index, the Lipper Money Market Index, which had returns of 0.01%,0.01%, 0.02%, and 1.45% for the same periods. The Daily Income Fund’s seven-day effective annualized yield for the 12 months ending December 31, 2014 was 0.01%.

The Board discussed the decline in the Fund’s, as well as almost all money market funds’, performance since 2010 and noted RE Advisers’ explanation that low returns were a direct result of the Federal Reserve’s actions to keep the federal funds rate at historic lows in an effort to shore up the financial markets and prevent a deepening of the economic crisis. The Board further noted that the Fund’s performance was in line with the performance of other money market funds over the relevant periods. The Board noted that recent pronouncements from and actions taken by the Federal Reserve may result in a slow rise of interests rates in early 2016, which would favorably impact the performance of the Fund. The Board also noted the amendments to Rule 2a-7 of the Investment Company Act of 1940 (“Rule 2a-7”), adopted on July 23, 2014 and the Fund’s intention to move to a government money market fund. Those Rule amendments will be phased in during 2016 and will impact money market funds such as the Fund in terms of portfolio make-up, structure and governance.

The Board noted that the advisory fees that the Daily Income Fund were contractually obligated to pay to RE Advisers are still voluntarily being waived by RE Advisers to the extent necessary to assist the Fund in attempting to maintain a positive yield. The Board noted that the average maturity of the Fund was 42 days on December 31, 2014, and had remained stable over the previous 12-month period.

Short-Term Government Securities Fund

The Board acknowledged the strong performance of the Short-Term Government Securities Fund. It reviewed the performance of the Fund, noting that the Fund’s trailing annualized net total return was 1.16% for the 1-year period ending December 31, 2014, 0.64% for the 3-year period ending December 31, 2014, 1.30% for the 5-year period ending December 31, 2014 and 2.55% for the 10-year period ending December 31, 2014, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which had returns of 1.24%, 0.65%, 1.78%, and 3.08% for the same periods.

The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 46th out of 123 members of the Fund’s peer group for the trailing 1-year period ending December 31, 2014, 36th out of 115 members of the Fund’s peer group for the trailing 3-year period ending December 31, 2014, 51st out of 108 members of the Fund’s peer group for the trailing 5-year period ending December 31, 2014, and 46th out of 95 members of the Fund’s peer group for the trailing 10 year period ending December 31, 2014. The Board noted several reasons for the Fund’s recent relative outperformance of its peer group and its strong performance compared to its benchmark index and peer funds, including the type of government issuers selected and duration management. RE Advisers was able to achieve this performance with a high quality portfolio with relative low volatility, which was particularly impressive to the Board.

Regulatory and Shareholder Matters	21

Regulatory and Shareholder Matters (Continued)

Short-Term Bond Fund

Next, the Board reviewed the strong performance of the Short-Term Bond Fund. It noted the Fund’s trailing annualized net total return was 1.56% for the 1-year period ending December 31, 2014, 2.58% for the 3-year period ending December 31, 2014, 3.06% for the 5-year period ending December 31, 2014 and 3.85% for the 10-year period ending December 31, 2014, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Govt. Index, which returned 1.51%, 1.43%, 2.30% and 3.39% for the same periods.

The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 118th out of 524 members of the Fund’s peer group for the trailing 1-year period ending December 31, 2014, 67th out of 435 members of the Fund’s peer group for the trailing 3-year period ending December 31, 2014, 82nd out of 378 members of the Fund’s peer group for the trailing 5-year period ending December 31, 2014, and 29th out of 271 members of the Fund’s peer group for the trailing 10-year period ending December 31, 2014. The Board noted several reasons for the Fund’s relative outperformance of its peer group and its strong performance compared to its benchmark index including corporate issuer selection and duration management. RE Advisers was able to achieve this performance with a high quality portfolio with relative low volatility, which was particularly impressive to the Board.

Stock Index Fund

The Board compared the performance of the Stock Index Fund to its benchmark index, noting that the Fund’s trailing annualized net total return was 13.15% for the 1-year period ending December 31, 2014, 19.78% for the 3-year period ending December 31, 2014, 14.86% for the 5-year period ending December 31, 2014, and 7.07% for the 10-year period ending December 31, 2014, which was comparable to the Standard & Poor’s 500 Stock Index’s returns of 13.69%, 20.41%, 15.45% and 7.67% for the same time periods, indicating an acceptable level of tracking error when factoring in the Fund’s expenses.

The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 413th out of 1,568 members of the Fund’s peer group for the trailing 1-year period ending December, 31, 2014, 563rd out of 1,336 members of the Fund’s peer group for the trailing 3-year period ending December, 31, 2014, 362nd out of 1,193 members of the Fund’s peer group for the trailing 5-year period ending December, 31, 2014, and 407th out of 812 members of the Fund’s peer group for the trailing 10-year period ending December, 31, 2014. The Board considered the fact that the Fund is an index fund designed to match and not outperform the Standard & Poor’s 500 Stock Index. The Board was particularly impressed with the Fund’s strong performance relative to its peer funds.

Value Fund

The Board acknowledged the strong performance of the Value Fund. It compared the Fund’s performance to its benchmark index, noting that the Fund’s trailing annualized net total return was 13.66% for the 1-year period ending December 31, 2014, 20.49% for the 3-year period ending December 31, 2014, 14.98% for the 5-year period ending December 31, 2014, and 8.15% for the 10-year period ending December 31, 2014, while its benchmark index, the Standard & Poor’s 500 Stock Index, returned 13.69%, 20.41%, 15.45%, and 7.67% for the same periods.

The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 112th out of 1,290 members of the Fund’s peer group for the trailing 1-year period ending December, 31, 2014, 223rd out of 1,106 members of the Fund’s peer group for the trailing 3-year period ending December, 31, 2014, 150th out of 975 members of the Fund’s peer group for the trailing 5-year period ending December, 31, 2014, and 90th out of 666 members of the Fund’s peer group for the trailing 10-year period ending December, 31, 2014. The Fund has benefited from excellent stock selection and the relative overall strength of value stocks, although growth stocks have more recently been outperforming value stocks. The Board noted RE Advisers’ excellent stock selection, including Fund overweightings in certain strong performing stock sectors.

Growth Fund

In connection with their consideration of the services provided by RE Advisers to the Growth Fund under the Investment Management Agreement , the Board noted the effective processes used in overseeing subadvisor activities with respect to its administration, investment management and compliance activities, the highly skilled RE Advisers’ professionals performing these functions and the selection of a top-performing investment management firm to provide the sub-advisory services and the attentive monitoring of the services provided by that subadvisor.

The performance of the Fund is discussed in the section below under the heading of “Board of Directors’ Consideration in Approving the T. Rowe Price Subadvisory Agreement.”

Small-Company Stock Fund

The Board reviewed the strong performance of the Small-Company Stock Fund. The Board compared the Small-Company Stock Fund’s performance to its benchmark index, noting that the Fund’s trailing annualized net total return was 7.97% for the 1-year period ending December 31, 2014, 20.83% for the 3-year period ending December 31, 2014, 18.90% for the 5-year period ending December 31, 2014, and 11.36% for the 10-year period ending December 31, 2014, while the Russell 2000 Index, its benchmark index, returned 4.89%, 19.21%, 15.55% and 7.77% for the same periods.

The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 68th out of 737 members of the Fund’s peer group for the trailing 1-year period ending December 31, 2014, 104th out of 624 members of the Fund’s peer group for the trailing 3-year period ending December, 31,

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2014, 14th out of 567 members of the Fund’s peer group for the trailing 5-year period ending December, 31, 2014, and 3rd out of 362 members of the Fund’s peer group for the trailing 10-year period ending December, 31, 2014. The Fund and its shareholders have benefited in the long term from RE Advisers’ disciplined buy-and-hold strategy as well as RE Advisers’ strong stock selection.

International Value Fund*

In connection with their consideration of the services provided by RE Advisers to the International Value Fund under the Investment Management Agreement, the Board noted the effective processes used in overseeing subadvisor activities with respect to its administration, investment management and compliance activities, the highly skilled RE Advisers professionals performing these functions and the attentive monitoring of the services provided by that subadvisor. The Board noted the fact that the subadvisor in place for the Fund at the end of December 31, 2014 was subsequently replaced based on a recommendation by RE Advisers. The Fund while sub-advised by the prior subadvisor had underperformed its benchmark index and certain peer funds in one-, three- and five-year periods. The Board pursuant to Rule 15a-4 under the 1940 Act approved the interim subadvisor on September 21, 2015. During the interim period, the Board held an in-person meeting on November 2, 2015, at which it approved and recommended that shareholders approve a permanent subadvisor.

*	As noted above under “Shareholder Meeting Results,” the International Value Fund was renamed the International Equity Fund effective January 15, 2016.

Comparative Fees and Expense Ratios. The Board considered the net total expense ratio, net management fee ratio and other information for each Fund provided by Strategic Insight against the same data of the funds in each Fund’s peer group identified by Strategic Insight. Because each of the Funds is not subject to Rule 12b-1 fees, the net total expense ratio excludes 12b-1 fees for both the Funds and peer funds (some of which are subject to Rule 12b-1 fees). While the management fee and expense ratio for each fixed-income Fund were higher than the median for its peer group, the Board noted each Fund’s small size in terms of assets. As a consequence, the Board found that the total income RE Advisers earns at the current levels of fees for these Funds remains reasonable.

The Board also discussed the services provided to the Funds by RE Advisers, and the fees charged for those services under the Investment Management Agreements. The Board reviewed information concerning the fee and expense ratios for the Funds, which were for periods ending December 31, 2014, as well as comparative information with respect to similar products.

The Board noted that RE Advisers paid out of its legitimate profits certain shareholder servicing and sub-transfer agency fees charged by various intermediaries in conjunction with the Funds’ participation on those intermediaries’ platforms. While the Funds’ advisory fees had remained stable, the Board determined that the payment of the intermediary fees was not a factor in determining the Funds’ advisory fees.

Daily Income Fund

The Board noted that the Fund’s net management fee ratio was 0.0% and the net total expense ratio was 0.09%. The net management fee ranked 9 out of 18 and the net total expense ranked 11 out of 18 of the money market funds selected by Strategic Insight. The Board recognized RE Advisers’ continued substantial financial commitment to waive the Fund’s expenses to the extent necessary to maintain a positive yield.

Short-Term Government Securities Fund

The Board noted that the Fund’s net management fee ratio was 0.45% and the net total expense ratio was 0.71%. The Fund’s net management fee ranked 7 out of 12 and the Fund’s net total expense ranked 9 out of 12 of the short term government funds selected by Strategic Insight. The Board recognized that while the Fund had a slightly higher expense ratio than peer funds, the Fund delivered value to investors in terms of performance and the fact it is a no-load fund that does not charge a Rule 12b-1 fee.

Short-Term Bond Fund

The Board noted that the Fund’s net management fee was 0.60% and the net total expense ratio was 0.73%. The net management fee and the net total expense each ranked 21 out of 21 of the short-term bond funds selected by Strategic Insight. The Board recognized that while the Fund had a higher expense ratio than peer funds, the Fund delivered value to investors in terms of performance and the fact it is a no-load fund that does not charge a Rule 12b-1 fee.

Stock Index Fund

The Board noted that the Fund’s net management fee was 0.29% and the net total expense ratio was 0.54%. The net management fee and the net total expense each ranked 13 out of 13 of the index funds selected by Strategic Insight.

Value Fund

The Board noted that the Fund’s net management fee was 0.48% and the net total expense ratio was 0.61%. The net management fee and the net total expense each ranked 2 out of 21 of the value funds selected by Strategic Insight. Although not reflected directly in the expense ratio, the Board acknowledged that the Fund’s significantly lower turnover also resulted in the Fund having lower indirect costs, which directly contributed to the performance of the Fund.

Growth Fund

The Board noted that the Fund’s net management fee was 0.65% and the net total expense ratio was 0.95%. The net management fee ranked 5 out of 20 and the net total expense ranked 7 out of 20 of the growth funds selected by Strategic Insight. The Board also considered RE Advisers’ agreement to contractually limit

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Regulatory and Shareholder Matters (Continued)

fees and reimburse expenses to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least April 30, 2016.

Small-Company Stock Fund

The Board noted that the Fund’s net management fee was 0.77% and the net total expense ratio was 0.89%. The net management fee ranked 8 out of 21 and the net total expense ranked 3 out of 21 of the stock funds selected by Strategic Insight. Although not reflected directly in the expense ratio, the Board acknowledged that the Fund’s significantly low turnover also resulted in the Fund having lower indirect costs, which directly contributed to the performance of the Fund.

International Value Fund*

The Board noted that the Fund’s net management fee was 0.75% and the net total expense ratio was 0.97%. The net management fee ranked 7 out of 20 and the net total expense ranked 2 out of 20 of the foreign large value funds selected by Strategic Insight.

*	As noted above under “Shareholder Meeting Results,” the International Value Fund was renamed the International Equity Fund effective January 15, 2016.

Cost of Services and Profits Realized by the Adviser. The Board considered the cost of the services provided by RE Advisers. The Board reviewed the information it had requested from RE Advisers concerning its profitability from the fees and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Board considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Board reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Board also discussed with RE Advisers the basis for its belief that its methods of allocation were reasonable and consistent across its business.

The Board determined that the Funds’ expense figures were within the applicable peer group range. In addition, the Board considered its discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative services provided by RE Advisers to the Funds. In light of the foregoing, the Board, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array of customer services provided to the Funds’ shareholders. In view of the information presented, the Board concluded that each Fund’s management fee was reasonable.

The Board noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and International Value Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadvisor. The Board determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. Based on its review, the Board, including the Independent Directors, concluded that RE Advisers’ level of profitability was reasonable, especially due to the voluntary temporary expense waivers for the Daily Income Fund.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Board was satisfied that the current fee structure is appropriate.

Fall-Out Benefits. The Board considered other actual and potential financial benefits that RE Advisers may derive from its relationship with the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through RE Advisers and NRECA.

Conclusion

The Independent Directors discussed the proposed reapproval of the Investment Management Agreements in detail during an executive session at which no representative of RE Advisers was present.

Based on the Board’s deliberation and evaluation of the information described above, the Board, including the Independent Directors, reapproved the Investment Management Agreements and concluded that the management fee rates and projected total expense ratios were fair and reasonable in relation to the services to be provided to the Funds and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

Board of Directors’ Consideration in Approving the T. Rowe Price Subadvisory Agreement

(Growth Fund only). RE Advisers, on behalf of the Growth Fund, has entered into a subadvisory agreement (“Subadvisory Agreement”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”), pursuant to which T. Rowe Price is responsible for the day-to-day management of the assets of the Growth Fund, a series of the Homestead Funds.

At its September 22-23, 2015 meeting, the Board requested and received written materials from T. Rowe Price regarding: (a) the investment performance of T. Rowe Price; (b) the level of the subadvisory fees that T. Rowe Price charges; (c) the investment management and other services T. Rowe Price provides under the Subadvisory Agreement to manage the assets of the Growth Fund; (d) T. Rowe Price’s investment management personnel; (e) T. Rowe Price’s financial condition; and (f) T. Rowe Price’s compliance program.

The Board based its consideration and evaluation on a variety of specific factors discussed at the meeting, including:

•	the nature, extent and quality of the services provided to the Growth Fund under the Subadvisory Agreement;

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•	investment performance of the Fund and T. Rowe Price;
•	fees charged by T. Rowe Price and expense ratio;
•	the costs of services and profits realized by T. Rowe Price; and
•	the fall-out benefits to T. Rowe Price.

The Board’s consideration with respect to each of the above factors is set forth below.

Nature, Extent and Quality of Services. As noted above, the Board considered the nature, extent and quality of the services that are provided by T. Rowe Price to the Growth Fund and the resources T. Rowe Price dedicates to the Fund. In this regard, the Board evaluated, among other things, T. Rowe Price’s personnel, experience, track record and compliance program. The Directors considered information concerning the investment philosophy and investment process used by T. Rowe Price in managing the Growth Fund. In this context, the Directors considered T. Rowe Price’s in-house research capabilities, as well as other resources available to T. Rowe Price, including research services available to T. Rowe Price as a result of securities transactions affected for investment advisory clients of T. Rowe Price. The Board considered the managerial and financial resources available to T. Rowe Price and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Subadvisory Agreement.

The Board also considered the quality of the services provided by T. Rowe Price and the quality of the resources available to the Growth Fund. The Board was advised that the standard of care under the current Subadvisory Agreement was comparable to that found in many investment management agreements. The Board considered T. Rowe Price’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Growth Fund relative to other types of funds.

The Board further concluded that the services to be provided by T. Rowe Price should continue to benefit the Growth Fund and its shareholders, and also concluded that the investment philosophy, process and research capabilities of T. Rowe Price continue to be appropriate for the Fund. The Board concluded that the scope of the services provided to the Fund by T. Rowe Price were consistent with the Growth Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions and tax and reporting requirements. The Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services provided supported the reapproval of the Subadvisory Agreement.

Investment Performance of the Fund and T. Rowe Price. The Board examined the performance information for the Fund provided by T. Rowe Price and publicly available information about the Funds’ performance as compared to benchmark indices and peers. The Directors noted that T. Rowe Price became the Fund’s subadvisor on December 5, 2008, and that before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. The Board reviewed the average annual total returns for the Fund for the last six calendar years, the only relevant period since the Fund was managed pursuant to a different investment strategy prior to that period. The Board noted that the Fund’s trailing annualized net total return was 8.38% for the 1-year period ending December 31, 2014, 22.25% for the 3-year period ending December 31, 2014, 15.63% for the 5-year period ending December 31, 2014, and 8.68% for the 10-year period ending December 31, 2014, while its benchmark index, the Russell 1000 Growth Index, returned 13.05%, 20.26%, 15.81%, and 8.49% for the same periods.

The Board considered other information provided by Strategic Insight and T. Rowe Price, noting that the Fund ranked 1,207th out of 1,710 members of the Fund’s peer group for the trailing 1-year period ending December, 31, 2014, 129th out of 1,528 members of the Fund’s peer group for the trailing 3-year period ending December, 31, 2014, 253rd out of 1,324 members of the Fund’s peer group for the trailing 5-year period ending December, 31, 2014, and 193rd out of 909 members of the Fund’s peer group for the trailing 10-year period ending December, 31, 2014. The Board was favorably impressed with T. Rowe Price’s stock selection process, including the emphasis placed on fundamental research.

As noted above, the Board received information about the performance of accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund and compared such performance to the prior performance of the Fund and to relevant performance benchmarks. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the performance of the accounts managed by T. Rowe Price with a similar investment objective to the Growth Fund’s investment objective was sufficient to merit reapproval of the Subadvisory Agreement.

Comparative Fees Charged by T. Rowe Price and Expense Ratios. The Board considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund.

The Board noted RE Advisers’ and T. Rowe Price’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Growth Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding the Subadvisory Agreement, that the subadvisory fees

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Regulatory and Shareholder Matters (Continued)

to be charged to the Fund were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services and Profits Realized by T. Rowe Price. The Board considered the compensation indirectly to be received by T. Rowe Price from its relationship with the Growth Fund. The Directors noted that RE Advisers would continue to pay T. Rowe Price from the management fees received from the Fund.

Fall-Out Benefits to T. Rowe Price. The Board also considered possible conflicts of interest associated with the provision of investment advisory services by T. Rowe Price to other clients. The Board considered the procedures of T. Rowe Price designed to fulfill its fiduciary duties to advisory clients with respect to possible conflicts of interest, including the code of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of T. Rowe Price in these matters. The Board also received and considered information concerning procedures of T. Rowe Price with respect to the execution of portfolio transactions.

Conclusion

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously reapproved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement was fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment.

Board of Directors’ Consideration in Approving the SSGA FM Subadvisory Agreement for the International Value Fund*

(International Value Fund only). RE Advisers, on behalf of the International Value Fund, entered into an interim subadvisory agreement (“Interim Subadvisory Agreement”) with SSGA Funds Management, Inc. (“SSGA FM”), in reliance on Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). That Rule, among other conditions, allows for the use of an interim subadvisor for 150 days without shareholder approval, provided that the Board approve the interim contract within 10 business days of the previous subadvisor’s termination. Under the Interim Subadvisory Agreement, SSGA FM was responsible for the day-to-day investment management of the assets of the Fund.

The Approval Process. Prior to its September 21, 2015 meeting, the Board requested and received written materials from SSGA FM regarding: (a) the nature, extent and quality of the services provided by SSGA FM to the Fund to manage an investment portfolio designed to track a benchmark index within a specified range; (b) the investment performance of the Fund, with recognition of the fact that SSGA FM had just commenced serving as the Fund’s interim subadvisor; (c) the level of the subadvisory fees that SSGA FM charges compared with the fees charged in connection with mutual funds comparable to the Fund; (d) fees charged by SSGA FM and the Fund’s total expense ratio; (e) costs of services provided by SSGA FM; and (e) fall-out benefits to SSGA FM.

The Board based its consideration and evaluation on a variety of specific factors discussed at the Meeting, including each of the factors set forth below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SSGA FM to the Fund and the resources SSGA FM dedicates to the Fund. In this regard, the Board evaluated, among other things, SSGA FM’s personnel, experience, capabilities of SSGA FM to manage an investment portfolio designed to track a benchmark index within a specified range and its compliance program. The Directors considered information concerning the investment process used by SSGA FM in managing the Fund. In this context, the Directors considered SSGA FM’s in-house capabilities in terms of tracking indexes within specified ranges, as well as other resources available to SSGA FM. The Board considered the managerial and financial resources available to SSGA FM and concluded that they were more than sufficient to meet any reasonably foreseeable obligations under the Interim Subadvisory Agreement.

The Board was advised that the standard of care under the Interim Subadvisory Agreement was comparable to that found in many investment management agreements. The Board considered SSGA FM’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Fund, an international fund, relative to other types of funds. The Board concluded that the services provided by SSGA FM should benefit the Fund and its shareholders and further concluded that the investment process and other capabilities of SSGA FM would be appropriate for the Fund, given the interim nature of the subadvisory services to be provided to the Fund. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services to be provided supported the approval of the Subadvisory Agreement.

Investment Performance of the Fund and SSGA FM. The Board noted that SSGA FM had not provided subadvisory services to the Fund for a sufficient time to evaluate the performance of the Fund under the interim subadvisory arrangement. However, the Board reviewed SSGA FM’s experience with managing investment companies and other accounts to within a specified range of an index and was satisfied with SSGA FM’s capability to perform these investment management services for the Fund.

Fees Charged by SSGA FM and Expense Ratios. The Board considered the fee to be paid to SSGA FM under the interim

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Regulatory and Shareholder Matters (Continued)

Subadvisory Agreement. The Board compared the Fund’s subadvisory fee to that charged by SSGA FM to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board noted that RE Advisers had agreed to waive from its management fee the difference in the amount it was paying SSGA FM compared to the fees it would have paid to the previous subadvisor during the interim period that SSGA FM serves as the Fund’s subadvisor. As a result, and as noted by the Board, the Fund during the interim subadvisory arrangement would be paying a lower overall investment management fee because of the waiver.

The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund, including managing the Fund’s investment portfolio to track within a range the performance of the Fund’s benchmark index. The Board noted RE Advisers’ and SSGA FM’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Fund.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Interim Subadvisory Agreement, that the subadvisory fee charged to the Fund was fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services by SSGA FM. The Board considered the compensation indirectly to be received by SSGA FM from its relationship with the Fund. The Directors noted that RE Advisers pays SSGA FM from the management fees received from the Fund.

Fall-Out Benefits to SSGA FM. The Board considered possible conflicts of interest associated with the provision of investment advisory services by SSGA FM to other clients, including the fact that certain affiliates of SSGA FM currently provide services such as custody and brokerage to the Fund. The Board reviewed the procedures of SSGA FM designed to fulfill its fiduciary duties to advisory clients including the Fund with respect to possible conflicts of interest and applicable provisions and rules under the 1940 Act, the integrity of the systems in place to ensure compliance with the foregoing and the record of SSGA FM in these matters. The Board also received and considered information concerning procedures of SSGA FM with respect to the execution of portfolio transactions with affiliated broker-dealers.

Conclusion

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Interim Subadvisory Agreement and concluded that the compensation under the Interim Subadvisory Agreement was fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment.

*	As noted above under “Shareholder Meeting Results,” the International Value Fund was renamed the International Equity Fund effective January 15, 2016.

Board of Directors’ Consideration in Approving the Harding Loevner Subadvisory Agreement for the International Value Fund*

(International Value Fund only). Pending shareholder approval, RE Advisers, on behalf of the International Value Fund, would enter into a subadvisory agreement (“Subadvisory Agreement”) with Harding Loevner LP (“Harding Loevner”). Under the Subadvisory Agreement, Harding Loevner would be responsible for the day-to-day investment management of the assets of the Fund.

The Approval Process. Prior to its November 2, 2015 meeting (the “Meeting”), the Board requested and received written materials from Harding Loevner regarding: (a) the nature, extent and quality of the services to be provided by Harding Loevner to the Fund; (b) the level of the subadvisory fees that Harding Loevner charges compared with the fees charged in connection with mutual funds comparable to the Fund; (c) fees charged by Harding Loevner and the Fund’s total expense ratio; (d) costs of services provided by Harding Loevner; and (e) fall-out benefits to Harding Loevner.

The Board based its consideration and evaluation on a variety of specific factors discussed at the Meeting, including each of the factors set forth below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by Harding Loevner to the Fund and the resources Harding Loevner would dedicate to the Fund. In this regard, the Board evaluated, among other things, Harding Loevner’s personnel, experience, capabilities of Harding Loevner to manage an investment portfolio and its compliance program. The Board noted that Harding Loevner has been managing international equity portfolios since 1989. The Directors considered information concerning the investment process that would be used by Harding Loevner to manage the Fund. The Board was impressed with Harding Loevner’s investment process that emphasizes fundamental, bottom-up research designed to identify and value companies that exhibit the quality growth characteristics. In this context, the Directors considered Harding Loevner’s in-house capabilities in terms of selecting investments, as well as other resources available to Harding Loevner. The Board considered the managerial and financial resources available to Harding Loevner. The Board noted that Harding Loevner is owned by Affiliated Managers Group, a publicly traded corporation, and concluded that Harding

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Regulatory and Shareholder Matters (Continued)

Loevner has resources and financial backing that are more than sufficient to meet any reasonably foreseeable obligations under the Subadvisory Agreement.

The Board was advised that the standard of care under the Subadvisory Agreement was comparable to that found in many investment management agreements. The Board considered Harding Loevner’s experience and reputation, the professional qualifications of its personnel and the size and functions of its staff. The Board considered the complexity of managing the Fund, an international fund, relative to other types of funds. The Board concluded that the services provided by Harding Loevner should benefit the Fund and its shareholders and further concluded that the investment process and other capabilities of Harding Loevner would be appropriate for the Fund. The Board, including the Independent Directors, concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the nature, extent and quality of services to be provided supported the approval of the Subadvisory Agreement.

Investment Performance. The Board recognized that Harding Loevner has not begun managing the Fund’s portfolio and thus no performance information was available for the Board to review. The Board, however, was presented information about Harding Loevner’s performance when managing other accounts with investment objectives similar to the Fund’s investment objective during the search process for a new subadvisor. Part of the Board’s decision to select Harding Loevner over other highly qualified international investment advisory firms was the firm’s strong performance records when managing international equity accounts.

Fees Charged by Harding Loevner and Expense Ratios. The Board considered the fee to be paid to Harding Loevner under the Subadvisory Agreement. The Board compared the Fund’s subadvisory fee to that charged by Harding Loevner to other accounts with a similar investment objective to the Fund as well as the current management fee to be paid to RE Advisers under the existing Investment Management Agreement. The Board noted that none of the terms of the Investment Management Agreement between the Fund and RE Advisers would change as a result of the appointment of Harding Loevner. The Board further noted that ultimately the shareholders would have an opportunity to vote on the subadvisory contract, including the subadvisory fee, at an upcoming shareholders’ meeting.

The Board also took into account the anticipated demands, complexity and quality of the investment management of the Fund, including managing the Fund’s investment portfolio to track within a range the performance of the Fund’s benchmark index. The Board noted RE Advisers’ and Harding Loevner’s stated justification for the fees to be payable by the Fund, which included information about the services to be provided to the Fund.

After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding the Subadvisory Agreement, that the subadvisory fee to be charged to the Fund was fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreement.

Costs of Services by Harding Loevner. The Board considered the compensation indirectly to be received by Harding Loevner from its relationship with the Fund. The Directors noted that RE Advisers would pay Harding Loevner from the management fees received from the Fund.

Fall-Out Benefits to Harding Loevner. The Board considered possible conflicts of interest associated with the provision of investment advisory services by Harding Loevner to the Fund. The Board reviewed the procedures of Harding Loevner designed to fulfill its fiduciary duties to advisory clients including the Fund with respect to possible conflicts of interest and applicable provisions and rules under the 1940 Act, the integrity of the systems in place to ensure compliance with the foregoing and the record of Harding Loevner in these matters.

Conclusion

Based on the Board’s deliberation and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Subadvisory Agreement and concluded that the compensation under the Subadvisory Agreement was fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable judgment. Furthermore, the Board recommended that shareholders of the Fund approve the Subadvisory Agreement at the upcoming shareholders’ meeting.

*	As noted above under “Shareholder Meeting Results,” the International Value Fund was renamed the International Equity Fund effective January 15, 2016.

28	Regulatory and Shareholder Matters

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund (comprising Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Baltimore, Maryland

February 26, 2016

Report of Independent Registered Public Accounting Firm	29

Portfolio of Investments

Daily Income Fund  |  December 31, 2015

Corporate Bonds | 1.5% of portfolio

	Interest Rate / Yield	Maturity Date	Face Amount	Value
General Electric Capital Corp.	1.00%	01/08/16	$409,000	$409,051
General Electric Capital Corp.	5.00	01/08/16	990,000	990,874
John Deere Capital Corp.	0.75	01/22/16	500,000	500,110
PACCAR Financial Corp.	0.80	02/08/16	990,000	990,465
Total Corporate Bonds (Cost $2,890,500)				2,890,500
Commercial Paper | 43.5% of portfolio
Abbott Laboratories (a)	0.21	02/09/16	3,000,000	2,999,317
Abbott Laboratories (a)	0.40	03/08/16	5,875,000	5,870,626
Air Liquide US LLC (a)	0.18	01/08/16	2,500,000	2,499,913
Air Liquide US LLC (a)	0.32	02/03/16	2,250,000	2,249,340
Air Products & Chemicals Inc. (a)	0.25	01/05/16	3,170,000	3,169,912
Apple, Inc. (a)	0.15	01/13/16	2,000,000	1,999,900
BMW US Capital LLC (a)	0.18	01/06/16	3,000,000	2,999,925
BMW US Capital LLC (a)	0.25	02/18/16	3,100,000	3,098,967
Chevron Corp. (a)	0.21	02/03/16	4,600,000	4,599,136
Chevron Corp. (a)	0.24	02/23/16	2,000,000	1,999,293
Chevron Corp. (a)	0.21	02/25/16	2,000,000	1,999,358
Coca-Cola Co. (a)	0.28	01/26/16	1,000,000	999,806
Conocophillips Qatar Funding Ltd. (a)	0.26	02/16/16	2,000,000	1,999,336
Emerson Electric Co. (a)	0.22	01/20/16	2,500,000	2,499,710
Emerson Electric Co. (a)	0.18	01/21/16	2,000,000	1,999,800
Emerson Electric Co. (a)	0.45	03/02/16	2,000,000	1,998,475
Exxon Mobil Corp.	0.12	01/06/16	2,200,000	2,199,963
Exxon Mobil Corp.	0.29	01/19/16	5,250,000	5,249,239
Exxon Mobil Corp.	0.28	02/11/16	1,100,000	1,099,649
Honeywell International (a)	0.25	01/29/16	2,200,000	2,199,572
Honeywell International (a)	0.24	02/17/16	2,250,000	2,249,295
Honeywell International (a)	0.28	03/02/16	1,750,000	1,749,170
Honeywell International (a)	0.30	03/03/16	2,000,000	1,998,967
MetLife Funding Inc.	0.28	02/23/16	2,000,000	1,999,175
Nestle Capital Corp. (a)	0.20	02/19/16	3,000,000	2,999,183
Pfizer, Inc. (a)	0.31	03/01/16	2,000,000	1,998,967
Pfizer, Inc. (a)	0.45	03/22/16	3,600,000	3,596,355
Siemens Captal Co. LLC (a)	0.46	03/09/16	2,750,000	2,747,611
Siemens Captal Co. LLC (a)	0.46	03/11/16	2,000,000	1,998,211
Toyota Motor Credit Corp.	0.24	01/14/16	3,000,000	2,999,740
Toyota Motor Credit Corp.	0.23	01/25/16	700,000	699,893
Toyota Motor Credit Corp.	0.24	01/26/16	2,000,000	1,999,667
Toyota Motor Credit Corp.	0.27	02/10/16	2,500,000	2,499,250
Total Commercial Paper (Cost $83,266,721)				83,266,721
U.S. Government & Agency Obligations | 45.4% of portfolio
Federal Agricultural Mortgage Corp.	0.17	01/04/16	2,000,000	1,999,972
Federal Agricultural Mortgage Corp.	0.47	03/08/16	2,000,000	1,998,269
Federal Agricultural Mortgage Corp.	0.42	03/22/16	2,000,000	1,998,110
Federal Home Loan Bank	0.25	01/11/16	2,000,000	1,999,861
Federal Home Loan Bank	0.24	01/25/16	4,473,000	4,472,284
Federal Home Loan Bank	0.16	01/27/16	2,680,000	2,679,690
Federal Home Loan Bank	0.30	01/29/16	3,300,000	3,299,230
Federal Home Loan Bank	0.14	02/05/16	4,000,000	3,999,456
Federal Home Loan Bank	0.14	02/08/16	3,200,000	3,199,379
Federal Home Loan Bank	0.20	02/12/16	1,750,000	1,749,592
Federal Home Loan Bank	0.16	02/24/16	5,400,000	5,398,704
Federal Home Loan Bank	0.15	02/26/16	1,000,000	999,767

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Daily Income Fund  |  December 31, 2015 (Continued)

U.S. Government & Agency Obligations | 45.4% of portfolio (Continued)

	Interest Rate / Yield		Maturity Date	Face Amount	Value
Federal Home Loan Bank	0.36%		03/14/16	$3,500,000	$3,497,480
Federal Home Loan Mortgage Corp.	0.26		01/12/16	1,700,000	1,699,865
Federal Home Loan Mortgage Corp.	0.20		01/22/16	4,100,000	4,099,522
Federal Home Loan Mortgage Corp.	0.27		02/01/16	3,115,000	3,114,276
Federal Home Loan Mortgage Corp.	0.41		04/01/16	750,000	749,223
Federal National Mortgage Association	0.20		02/10/16	2,000,000	1,999,556
Federal National Mortgage Association	0.34		03/09/16	2,300,000	2,298,523
Federal National Mortgage Association	0.30		04/15/16	425,000	424,628
U.S. Treasury Note	0.38		01/15/16	4,000,000	4,000,404
U.S. Treasury Note	2.00		01/31/16	2,000,000	2,002,905
U.S. Treasury Note	4.50		02/15/16	2,000,000	2,010,751
U.S. Treasury Note	0.38		02/15/16	3,000,000	3,000,565
U.S. Treasury Note	0.25		02/29/16	2,000,000	1,999,972
U.S. Treasury Note	0.38		03/15/16	4,500,000	4,501,916
U.S. Treasury Note	2.38		03/31/16	4,000,000	4,022,349
U.S. Treasury Note	0.25		04/15/16	4,000,000	4,000,099
U.S. Treasury Note	0.38		04/30/16	2,500,000	2,500,423
U.S. Treasury Note	2.63		04/30/16	1,500,000	1,511,379
U.S. Treasury Note	0.25		05/15/16	4,000,000	3,997,515
U.S. Treasury Note	0.38		05/31/16	1,500,000	1,499,157
Total U.S. Government Obligations (Cost $86,724,822)					86,724,822
Money Market Fund | 9.6% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.23	(b)		18,411,756	18,411,756
Total Money Market Fund (Cost $18,411,756)					18,411,756

Total Investments in Securities (Cost $191,293,799) | 100%					$191,293,799

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $64,520,145 and represents 33.7% of total investments.

(b)	7-day yield at December 31, 2015.

LLC – Limited Liability Company

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

Portfolio of Investments

Short-Term Government Securities Fund  |  December 31, 2015

Corporate Bonds | 32.1% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Ally Bank	1.25%		08/21/17	$248,000	$247,626
Altitude Investments 17 LLC	2.68		11/08/25	850,756	840,192
American Express Bank FSB	1.55		10/23/17	250,000	249,437
American Express Centurion Bank	1.45		06/04/18	250,000	247,419
Banco Bilbao Vizcaya Argentaria Puerto Rico	1.50		04/20/17	150,000	150,046
Bank of Baroda NY	1.00		02/06/17	250,000	250,640
Capital One NA	1.60		07/16/18	250,000	248,610
Capital One Bank USA NA	1.65		07/09/18	250,000	248,668
Comenity Capital Bank	0.75		02/25/16	250,000	250,067
Compass Bank	1.30		07/31/17	250,000	249,384
Discover Bank	1.05		09/26/16	250,000	249,780
Ethiopian Leasing (2012) LLC	2.68		07/30/25	168,920	170,698
GE Capital Bank	1.50		10/17/17	250,000	249,768
Goldman Sachs Bank USA	1.00		01/30/17	200,000	200,104
Lulwa Ltd.	1.83		03/26/25	790,092	768,747
Mexican Aircraft Finance IV	2.54		07/13/25	417,697	419,372
Mexican Aircraft Finance V	2.33		01/14/27	506,250	501,643
Micron Semiconductor Asia PTE LTD	1.26		01/15/19	4,438,700	4,414,030
Petroleos Mexicanos	2.00		12/20/22	700,000	696,122
Petroleos Mexicanos	1.95		12/20/22	700,000	694,882
Petroleos Mexicanos	2.46		12/15/25	1,000,000	999,379
Safina LTD	1.55		01/15/22	669,662	660,959
Safina LTD	2.00		12/30/23	1,440,233	1,424,310
Sallie Mae Bank	1.50		10/16/17	250,000	249,449
Salmon River Export LLC	2.19		09/15/26	230,092	226,698
Sandalwood 2013 LLC	2.82		02/12/26	565,961	575,354
Santa Rosa Leasing LLC	1.69		08/15/24	74,611	72,683
Sayarra LTD	2.77		10/29/21	29,360	30,026
Tagua Leasing LLC	1.90		07/12/24	751,218	738,272
Tagua Leasing LLC	1.73		09/18/24	750,650	730,384
Union 11 Leasing LLC	2.41		01/23/24	717,271	721,219
Union 16 Leasing LLC	1.86		01/22/25	788,979	770,997
VRG Linhas Aéreas SA	0.62		02/14/16	125,000	124,978
VRG Linhas Aéreas SA	0.98		03/13/18	4,500,000	4,469,945
Wells Fargo Bank	0.82	(a)	04/29/16	100,000	99,000
Worlds Foremost Bank	1.50		06/11/18	200,000	197,924
Total Corporate Bonds (Cost $23,592,667)					23,438,812
Mortgage-Backed Securities | 3.6% of portfolio
FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	266,687	269,635
GNMA #2602	6.00		06/20/28	23,928	26,806
GNMA #8004	1.88	(a)	07/20/22	13,416	13,742
GNMA #8006	1.88	(a)	07/20/22	10,886	11,218
GNMA #8038	1.88	(a)	08/20/22	6,920	7,128
GNMA #8040	2.00	(a)	08/20/22	16,985	17,444
GNMA #8054	1.63	(a)	10/20/22	4,119	4,151
GNMA #8076	1.63	(a)	11/20/22	7,335	7,593
GNMA #8102	4.00	(a)	02/20/16	8	8
GNMA #8103	4.00	(a)	02/20/16	82	82
GNMA #8157	1.75	(a)	03/20/23	11,940	12,289
GNMA #8191	1.75	(a)	05/20/23	21,590	22,355
GNMA #8215	2.00	(a)	04/20/17	388	389
GNMA #8259	1.88	(a)	08/20/23	6,050	6,250
GNMA #8297	4.00	(a)	12/20/17	2,503	2,561
GNMA #8332	3.50	(a)	03/20/18	1,251	1,275
GNMA #8344	3.50	(a)	04/20/18	4,342	4,422

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2015 (Continued)

Mortgage-Backed Securities | 3.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GNMA #8384	1.75	%(a)	03/20/24	$2,922	$2,995
GNMA #8393	4.00	(a)	08/20/18	2,120	2,161
GNMA #8400	2.00	(a)	08/20/18	3,641	3,674
GNMA #8405	4.00	(a)	09/20/18	3,133	3,215
GNMA #8423	1.75	(a)	05/20/24	4,274	4,417
GNMA #8429	4.00	(a)	11/20/18	3,662	3,749
GNMA #8459	1.88	(a)	07/20/24	6,634	6,869
GNMA #8499	3.00	(a)	05/20/19	3,808	3,825
GNMA #8518	1.63	(a)	10/20/24	7,098	7,285
GNMA #8532	2.50	(a)	10/20/24	8,837	9,032
GNMA #8591	1.75	(a)	02/20/25	15,822	16,057
GNMA #8638	1.75	(a)	06/20/25	8,675	8,943
GNMA #8648	1.88	(a)	07/20/25	16,201	16,202
GNMA #8663	2.00	(a)	07/20/25	10,824	11,205
GNMA #8680	3.50	(a)	08/20/20	6,342	6,502
GNMA #8687	2.50	(a)	08/20/25	3,032	3,116
GNMA #8702	3.00	(a)	10/20/20	3,236	3,333
GNMA #8747	1.63	(a)	11/20/25	6,775	7,022
GNMA #8807	1.88	(a)	07/20/21	6,431	6,618
GNMA #8836	1.88	(a)	09/20/21	6,937	7,130
GNMA #8847	1.75	(a)	04/20/26	9,086	9,369
GNMA #8869	1.63	(a)	11/20/21	21,783	22,654
GNMA #8873	2.50	(a)	11/20/21	10,915	11,209
GNMA #8877	1.75	(a)	05/20/26	2,167	2,215
GNMA #8883	1.63	(a)	12/20/21	7,112	7,312
GNMA #8915	1.75	(a)	02/20/22	7,040	7,240
GNMA #8934	1.75	(a)	03/20/22	12,451	12,821
GNMA #8978	1.75	(a)	05/20/22	27,819	28,867
GNMA #80053	1.75	(a)	03/20/27	2,008	2,065
GNMA #80058	1.75	(a)	04/20/27	1,879	1,936
GNMA #80185	1.75	(a)	04/20/28	17,952	18,538
GNMA #80264	1.75	(a)	03/20/29	13,995	14,306
GNMA #80283	1.75	(a)	05/20/29	12,860	13,184
GNMA #80300	1.88	(a)	07/20/29	10,955	11,314
GNMA #80309	1.88	(a)	08/20/29	5,377	5,560
GNMA #80363	1.75	(a)	01/20/30	39,025	40,168
GNMA #80426	1.88	(a)	07/20/30	1,513	1,565
GNMA #80452	1.88	(a)	09/20/30	12,103	12,512
GNMA #80475	1.63	(a)	12/20/30	7,648	7,759
GNMA #80577	1.75	(a)	02/20/32	2,015	2,071
GNMA #80684	1.75	(a)	04/20/33	8,521	8,713
GNMA #81129	2.13	(a)	10/20/34	196,298	201,811
GNMA #583189	4.50		02/20/17	7,175	7,449
GNMA #607494	5.00		04/15/19	9,451	9,957
GNMA #616274	5.00		02/15/19	6,910	7,277
GNMA 2002-20	4.50		03/20/32	12,899	13,956
GNMA 2003-11	4.00		10/17/29	18,168	19,150
GNMA 2003-12	4.50		02/20/32	260	261
GNMA 2003-26	0.79	(a)	04/16/33	4,933	4,961
GNMA 2003-97	4.50		03/20/33	14,767	15,393
GNMA 2004-17	4.50		12/20/33	43,875	46,549
GNMA 2004-102	5.50		04/20/34	31,240	32,997
GNMA 2010-113	2.50		02/16/40	281,864	282,775
GNMA 2012-143	1.50		12/16/27	665,972	649,169
GNMA 2013-131	0.69	(a)	09/16/43	326,875	326,822
GNMA #MA0668	2.00		12/20/27	201,055	199,381
Total Mortgage-Backed Securities (Cost $2,565,886)					2,599,984

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2015 (Continued)

Asset-Backed Securities | 0.2% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Small Business Administration 98-20D	6.15%		04/01/18	$3,764	$3,957
Small Business Administration 98-20E	6.30		05/01/18	3,693	3,909
Small Business Administration 98-20H	6.15		08/01/18	2,369	2,494
Small Business Administration 99-20D	6.15		04/01/19	5,497	5,691
Small Business Administration 04-20B	4.72		02/01/24	27,698	29,227
Small Business Administration 04-20C	4.34		03/01/24	43,510	45,537
Small Business Administration Pool # 100075	3.50		05/25/19	12,196	12,323
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	4,153	4,140
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	1,479	1,487
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	14,053	14,059
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	3,207	3,169
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	554	554
Small Business Investment Companies 02-20K	5.08		11/01/22	7,831	8,364
Small Business Investment Companies 07-10A	5.38		03/10/17	4,705	4,770
Total Asset-Backed Securities (Cost $132,687)					139,681
Municipal Bonds | 1.4% of portfolio
Carmel, Indiana Redevelopment District	7.80		01/15/29	500,000	523,560
DuPage & Cook County Illinois Community School District	5.25		01/01/26	110,000	110,000
Illinois Housing Development Authority, Illinois	4.13		10/20/16	205,000	206,234
Jefferson County Colorado	0.00	(c)	03/01/16	200,000	199,902
Total Municipal Bonds (Cost $1,072,539)					1,039,696
U. S. Government and Agency Obligations | 57.9% of portfolio
National Archives Facility Trust	8.50		09/01/19	23,996	27,075
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,761,250
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,063,534
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,533,926	2,626,161
Overseas Private Investment Corp.	1.14	(e)	06/10/18	4,000,000	4,161,156
Overseas Private Investment Corp.	1.30		06/15/19	500,000	497,358
Overseas Private Investment Corp.	0.83	(e)	11/08/19	2,000,000	2,032,990
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	1,047,210
Overseas Private Investment Corp.	2.07		05/15/21	631,785	631,785
Overseas Private Investment Corp.	3.37		05/15/21	606,360	630,557
Overseas Private Investment Corp.	2.52		09/15/22	1,000,000	1,006,843
Overseas Private Investment Corp.	2.51		05/15/25	2,625,926	2,620,007
Philippine Power Trust I (b)	5.40		09/26/18	178,571	186,606
Private Export Funding Corp.	2.53		07/15/16	500,000	502,975
The Financing Corp.	0.00	(c)	10/06/17	500,000	490,048
The Financing Corp.	0.00	(c)	02/08/18	500,000	487,108
U.S. Department of Housing and Urban Development	5.77		08/01/17	130,000	130,084
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,029,813
U.S. Department of Housing and Urban Development	7.91		08/01/17	10,000	10,002
U.S. Department of Housing and Urban Development	7.93		08/01/18	40,000	40,028
U.S. Department of Housing and Urban Development	5.45		08/01/19	800,000	820,451
U.S. Department of Housing and Urban Development	1.88		08/01/19	2,000,000	2,014,048
U.S. Department of Housing and Urban Development	6.07		08/01/21	145,000	145,238
U.S. Department of Housing and Urban Development	6.12		08/01/22	247,000	247,593
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	510,314
United States Treasury Note	1.50		06/30/16	1,000,000	1,004,713
United States Treasury Note	1.00		08/31/16	1,000,000	1,002,070
United States Treasury Note	0.75		01/15/17	500,000	499,558
United States Treasury Note	0.75		03/15/17	1,000,000	998,578

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2015 (Continued)

U. S. Government and Agency Obligations | 57.9% of portfolio (Continued)

	Interest Rate/Yield	Maturity Date	Face Amount	Value
United States Treasury Note	0.88%	06/15/17	$1,000,000	$998,956
United States Treasury Note	1.88	08/31/17	1,500,000	1,520,821
United States Treasury Note	1.00	09/15/17	1,000,000	999,494
United States Treasury Note	0.88	01/15/18	1,000,000	995,566
United States Treasury Note	0.75	04/15/18	4,000,000	3,961,580
United States Treasury Note	1.38	09/30/18	1,000,000	1,003,277
United States Treasury Note	0.88	10/15/18	2,000,000	1,978,162
United States Treasury Note	1.63	04/30/19	500,000	503,002
Total U.S. Government and Agency Obligations (Cost $42,033,539)				42,186,011
Commercial Paper | 4.8% of portfolio
Northwestern Corp (b)	0.55	01/04/16	3,500,000	3,499,840
Total Commercial Paper (Cost $3,499,840)				3,499,840
Money Market Fund | Less than 1.0% of portfolio

			Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.23 (f)		951	951
Total Money Market Fund (Cost $951)				951

Total Investment in Securities (Cost $72,898,109) | 100%				$72,904,975

(a)	Variable coupon rate as of December 31, 2015.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $3,956,095 and represents 5.4% of total investments.

(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at December 31, 2015.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

Portfolio of Investments

Short-Term Bond Fund  |  December 31, 2015

Corporate Bonds | 31.6% of portfolio

Consumer Discretionary | 0.3%	Interest Rate		Maturity Date	Face Amount	Value
Household Durables
Stanley Black & Decker Inc.	2.45%		11/17/18	$250,000	$250,980
Hotels, Restaurants, & Leisure
McDonald’s Corp.	2.10		12/07/18	350,000	350,285
Media
ABC Inc.	8.75		08/15/21	810,000	1,046,913
Total Consumer Discretionary					1,648,178

Consumer Staples | 1.3%
Beverages
PepsiCo Inc.	0.70		02/26/16	525,000	524,873
PepsiCo Inc.	0.62	(a)	02/26/16	525,000	524,852
PepsiCo Inc.	1.13		07/17/17	950,000	949,912
Food and Staples Retailing
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,192,582
Personal Products
Colgate-Palmolive Co.	0.90		05/01/18	550,000	544,602
Colgate-Palmolive Co.	1.75		03/15/19	1,025,000	1,027,431
Procter & Gamble Co. (The)	1.90		11/01/19	1,625,000	1,636,060
Tobacco
Phillip Morris International Inc.	1.25		11/09/17	500,000	499,375
Total Consumer Staples					6,899,687

Energy | 2.8%
Energy Equipment & Services
Cameron International Corp.	1.15		12/15/16	1,580,000	1,564,263
Oil, Gas, & Consumable Fuels
ANR Pipeline Co.	9.63		11/01/21	1,025,000	1,327,005
Chevron Corp.	0.89		06/24/16	2,075,000	2,075,483
Chevron Corp.	1.35		11/15/17	500,000	498,415
Chevron Corp.	1.10		12/05/17	475,000	471,760
Chevron Corp.	1.37		03/02/18	1,400,000	1,388,881
Chevron Corp.	1.72		06/24/18	975,000	970,192
Chevron Corp.	2.19		11/15/19	375,000	374,937
Chevron Corp.	2.42		11/17/20	700,000	696,519
ConocoPhillips Co.	1.50		05/15/18	965,000	947,375
Colonial Pipeline Co. (b)	3.50		10/15/20	875,000	892,215
Exxon Mobil Corp.	1.82		03/15/19	1,050,000	1,050,994
Exxon Mobil Corp.	1.31		03/06/18	3,300,000	3,295,182
Total Energy					15,553,221

Financials | 7.7%
Banks
Agricultural Bank of China NY	1.29	(a)	05/21/18	665,000	664,569
Agricultural Bank of China NY	2.00		05/21/18	915,000	910,857
American Express Bank FSB	1.65		07/09/18	250,000	248,668
American Express Centurion Bank	1.60		06/25/18	250,000	247,734
Bank of America NA	0.79	(a)	06/15/16	2,025,000	2,024,060
Bank of America NA	0.81	(a)	06/15/17	1,550,000	1,537,515
Bank of America NA	1.75		06/05/18	1,250,000	1,242,972
Capital One Bank USA NA	1.65		07/09/18	250,000	248,668
Capital One NA	1.60		07/16/18	250,000	248,610
Comenity Capital Bank	1.75		08/10/18	250,000	249,660
Compass Bank	1.30		07/31/17	250,000	249,384
Credit Suisse New York	1.50	(a)	09/13/16	1,980,000	1,986,916
Discover Bank	1.65		07/09/18	250,000	248,668

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Corporate Bonds | 31.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Goldman Sachs Bank USA	1.65%		07/16/18	$250,000	$248,611
Industrial & Commercial Bank of China NY	1.55	(a)	11/13/17	250,000	250,539
Industrial & Commercial Bank of China NY	2.35		11/13/17	250,000	250,662
JP Morgan Chase Bank NA	0.83	(a)	06/13/16	14,300,000	14,278,750
Union Bank NA	5.95		05/11/16	525,000	533,763
Sallie Mae Bank	1.50		10/30/17	250,000	249,336
State Bank of India NY	1.60		12/05/17	250,000	248,886
UBS AG, Stamford CT	1.80		03/26/18	1,675,000	1,672,300
World’s Foremost Bank	1.70		07/16/18	200,000	198,886
Capital Markets
Vesey Street Investment Trust I	4.40		09/01/16	2,275,000	2,319,424
Consumer Finance
General Electric Capital Corp.	1.38	(a)	12/20/17	1,100,000	1,104,723
Insurance
Athene Global Funding (b)	2.88		10/23/18	2,075,000	2,041,547
Jackson National Life Global Funding (b)	1.88		10/15/18	775,000	769,602
Pricoa Global Funding I (b)	1.60		05/29/18	1,700,000	1,681,365
Diversified Financial Services
Fixed Income Trust for Wal-Mart Stores Inc. (b)	3.00		02/15/24	192,864	186,151
Xtra Finance Corp.	5.15		04/01/17	4,650,000	4,849,750
Real Estate Management & Development
Fishers Lane LLC (b)	2.03		04/05/17	695,000	693,895
Total Financials					41,686,471

Health Care | 1.9%
Health Care Equipment & Supplies
Baxter International Inc.	0.95		06/01/16	825,000	824,514
Baxter International Inc.	1.85		01/15/17	2,250,000	2,259,162
Health Care Providers & Services
UnitedHealth Group Inc.	1.40		12/15/17	825,000	822,650
UnitedHealth Group Inc.	1.90		07/16/18	250,000	250,806
Pharmaceuticals
Bristol-Myers Squibb Co.	0.88		08/01/17	4,125,000	4,102,263
Johnson & Johnson	1.13		11/21/17	750,000	749,867
Johnson & Johnson	1.88		12/05/19	775,000	777,731
Merck & Co., Inc.	1.85		02/10/20	475,000	472,905
Total Health Care					10,259,898

Industrials | 2.1%
Aerospace & Defense
Rockwell Collins Inc.	0.86	(a)	12/15/16	1,175,000	1,172,832
United Technologies Corp.	1.78		05/04/18	1,000,000	995,391
Industrial Conglomerates
General Electric Co.	5.25		12/06/17	3,900,000	4,164,346
Machinery
Caterpillar Inc.	1.50		06/26/17	500,000	500,900
Road & Rail
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	547,160	570,415
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	95,604	101,522
Skyway Concession Co. LLC (b)	0.88	(a)	06/30/17	3,825,000	3,767,625
Total Industrials					11,273,031

Information Technology | 4.4%
Communications Equipment
Cisco Systems Inc.	0.70	(a)	03/03/17	1,650,000	1,650,144
Cisco Systems Inc.	1.10		03/03/17	600,000	600,525

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Corporate Bonds | 31.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Software
Lender Processsing Services Inc.	5.75%		04/15/23	$1,175,000	$1,210,250
Microsoft Corp.	0.88		11/15/17	250,000	249,092
Microsoft Corp.	1.00		05/01/18	900,000	892,808
Microsoft Corp.	1.63		12/06/18	675,000	678,710
Microsoft Corp.	2.00		11/03/20	950,000	950,373
Oracle Corp.	0.52	(a)	07/07/17	4,600,000	4,596,472
Technology Hardware, Storage & Peripherals
Intel Corp.	1.35		12/15/17	950,000	951,316
Apple Inc.	1.00		05/03/18	8,150,000	8,086,006
Apple Inc.	1.05		05/05/17	1,650,000	1,651,031
Apple Inc.	2.10		05/06/19	2,100,000	2,125,061
Total Information Technology					23,641,788

Materials | 1.9%
Chemicals
PetroLogistics LP	6.25		04/01/20	9,680,000	10,115,600
Total Materials					10,115,600

Utilities | 9.0%
Electric Utilities
Ameren Illinois Co.	6.25		04/01/18	450,000	492,756
Ameren Illinois Co.	6.20		06/15/16	5,000,000	5,109,400
Atlantic City Electric Co.	4.35		04/01/21	1,625,000	1,728,176
Connecticut Light & Power Co.	5.75		09/01/17	325,000	346,500
Duke Energy Indiana Inc.	0.67	(a)	07/11/16	1,450,000	1,450,006
Entergy Louisiana LLC	4.80		05/01/21	1,175,000	1,269,573
Georgia Power Co.	0.83	(a)	03/15/16	850,000	849,265
Georgia Power Co.	0.76	(a)	08/15/16	4,100,000	4,097,019
Gulf Power Co.	5.90		06/15/17	9,250,000	9,805,194
Public Service Co. of New Hampshire	4.50		12/01/19	2,575,000	2,757,349
San Diego Gas & Electric Co.	1.91		02/01/22	1,662,144	1,633,166
Southern California Edison Co.	1.13		05/01/17	325,000	322,893
Southern California Edison Co.	1.25		11/01/17	870,000	865,288
Southern California Edison Co.	1.85		02/01/22	6,801,786	6,738,992
Union Electric Co.	5.10		08/01/18	975,000	1,045,020
Gas Utilities
El Paso Natural Gas Co.	5.95		04/15/17	800,000	809,117
Northwest Natural Gas Co.	7.00		08/01/17	2,200,000	2,377,058
Questar Corp.	2.75		02/01/16	2,825,000	2,826,415
Southern Natural Gas Company, LLC	4.40		06/15/21	1,100,000	1,021,882
WGL Holdings Inc.	2.25		11/01/19	2,125,000	2,112,675
Water Utilities
California Water Service Co.	5.88		05/01/19	1,275,000	1,417,369
Total Utilities					49,075,113

Telecomunication Services | 0.2%
Wireless Telecommunication Services
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,292,004
Total Telecommunication Services					1,292,004
Total Corporate Bonds (Cost $171,455,091)					171,444,991

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Yankee Bonds | 8.4% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Alibaba Group Holding Ltd.	2.50%		11/28/19	$1,275,000	$1,245,621
African Development Bank	8.80		09/01/19	250,000	304,780
Bayer US Finance LLC (b)	1.50		10/06/17	350,000	349,848
Canadian National Railway Co.	7.20		01/02/16	1,945,355	1,945,344
CNOOC Finance (2013) Ltd.	1.13		05/09/16	2,680,000	2,675,490
CNOOC Nexen Finance (2014) ULC	1.63		04/30/17	3,460,000	3,439,984
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63		05/05/20	425,000	415,461
Commonwealth Bank of Australia (b)	1.86	(a)	03/31/17	800,000	807,339
Compagnie de Financement Foncier	0.54	(a)	03/22/17	2,100,000	2,079,189
Daimler Finance NA LLC (b)	1.25		01/11/16	1,175,000	1,175,051
Daimler Finance NA LLC (b)	1.38		08/01/17	400,000	396,400
Daimler Finance NA LLC (b)	0.67	(a)	08/01/17	775,000	769,629
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,146,225
Diageo Capital plc	0.63		04/29/16	1,375,000	1,374,216
Export-Import Bank of Korea	1.11	(a)	11/26/16	1,000,000	1,000,329
GlaxoSmithKline Capital Corp.	0.70		03/18/16	925,000	925,177
Glencore Funding LLC (b)	1.38	(a)	04/16/18	1,650,000	1,392,275
Hydro-Quebec	6.27		01/03/26	80,000	96,316
Hypothekenbank Frankfurt International SA	0.26	(a)	07/12/16	930,000	921,200
International Bank for Reconstruction and Development	0.00	(d)	05/01/18	295,000	281,142
Mizuho Bank Ltd. (b)	2.15		10/20/18	325,000	323,795
Nexen Energy ULC	5.65		05/15/17	220,000	230,002
Pentair Finance S.A.	2.90		09/15/18	950,000	945,862
Shell International Finance BV	1.90		08/10/18	3,175,000	3,176,194
Shell International Finance BV	2.13		05/11/20	665,000	654,270
Sinopec Group Overseas Development (2014) Ltd.(b)	1.75		04/10/17	1,075,000	1,071,149
Sinopec Group Overseas Development (2015) Ltd.(b)	2.50		04/28/20	1,075,000	1,057,532
Statoil ASA	1.25		11/09/17	2,500,000	2,474,688
Statoil ASA	1.95		11/08/18	325,000	324,831
Total Capital Canada Ltd.	0.70	(a)	01/15/16	1,175,000	1,174,985
Total Capital International SA	1.00		08/12/16	2,000,000	2,000,370
TransCanada PipeLines Ltd.	0.75		01/15/16	3,575,000	3,574,925
TransCanada PipeLines Ltd.	1.88		01/12/18	775,000	772,052
TransCanada PipeLines Ltd.	1.11	(a)	01/12/18	2,350,000	2,353,126
Vodafone Group plc	0.75	(a)	02/19/16	850,000	849,510
Volkswagen Group of America Finance LLC (b)	1.25		05/23/17	1,650,000	1,610,529
Total Yankee Bonds (Cost $45,429,162)					45,334,836
Asset Backed Securities | 24.3% of portfolio
Access Group Inc. 01	0.75	(a)	05/25/29	1,072,321	1,016,987
Access Group Inc. 04-A	0.58	(a)	04/25/29	455,245	449,460
Access Group Inc. 05-B	0.55	(a)	07/25/22	69,640	69,591
Ally Master Owner Trust 13-1	0.78	(a)	02/15/18	925,000	925,044
Ally Master Owner Trust 13-1	1.00		02/15/18	925,000	924,970
Ally Master Owner Trust 14-1	0.80	(a)	01/15/19	1,450,000	1,448,020
Ally Master Owner Trust 14-1	1.29		01/15/19	1,725,000	1,722,912
Ally Master Owner Trust 14-2	0.70	(a)	01/16/18	2,325,000	2,325,000
Ally Master Owner Trust 14-3	1.33		03/15/19	1,500,000	1,494,969
Ally Master Owner Trust 14-4	0.73	(a)	06/17/19	4,025,000	4,010,012
Ally Master Owner Trust 14-4	1.43		06/17/19	4,075,000	4,060,209
Ally Master Owner Trust 14-5	0.82	(a)	10/15/19	4,500,000	4,485,665
Ally Master Owner Trust 14-5	1.60		10/15/19	4,000,000	3,979,162
Ally Master Owner Trust 15-2	1.83		01/15/21	725,000	721,768
American Credit Acceptance Receivable 13-1 (b)	1.45		04/16/18	3,181	3,180

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Asset Backed Securities | 24.3% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Axis Equipment Finance Receivables LLC 13-1 (b)	1.75%		03/20/17	$194,963	$194,710
Axis Equipment Finance Receivables LLC 15-1 (b)	1.90		03/20/20	1,499,979	1,494,162
California Republic Auto Receivable Trust 15-3	2.13		05/17/21	2,100,000	2,072,885
Capital Auto Receivables Asset Trust 14-2	0.91		04/20/17	4,038,893	4,036,406
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,645,850	1,630,734
College Loan Corp Trust 07-2	0.57	(a)	01/25/24	19,395,000	18,824,923
CPS Auto Trust 11-B (b)	3.68		09/17/18	48,153	48,181
CPS Auto Trust 11-C (b)	4.21		03/15/19	90,913	91,281
CPS Auto Trust 12-A (b)	2.78		06/17/19	81,883	82,137
CPS Auto Trust 13-A (b)	1.31		06/15/20	701,641	694,531
CPS Auto Trust 13-B (b)	1.82		09/15/20	702,814	701,594
CPS Auto Trust 13-C (b)	1.64		04/16/18	695,604	694,082
CPS Auto Trust 13-D (b)	1.54		07/16/18	170,054	169,606
CPS Auto Trust 14-C (b)	1.31		02/15/19	1,778,219	1,765,036
CPS Auto Trust 15-A (b)	1.53		07/15/19	1,963,878	1,949,555
Edlinc Student Loan Funding Trust 12-A (b)	3.20	(a)	10/01/25	3,690,916	3,691,886
Education Loan Asset Backed Trust 13-1 (b)	1.42	(a)	11/25/33	5,913,157	5,524,060
Element Rail Leasing I LLC 14-1 (b)	2.30		04/19/44	2,812,910	2,768,171
Element Rail Leasing I LLC 15-1 (b)	2.71		02/19/45	996,691	988,686
Entergy New Orleans Storm Recovery Fund 15-1	2.67		06/01/27	1,000,000	1,020,263
Exeter Automobile Receivables Trust 15-3 (b)	2.00		03/16/20	1,660,112	1,657,060
Flagship Credit Auto Trust 13-2 (b)	1.94		01/15/19	456,797	456,307
Flagship Credit Auto Trust 15-3 (b)	2.38		10/15/20	1,171,990	1,166,218
Ford Credit Floorplan Master Owner Trust 13-5	1.50		09/15/18	3,325,000	3,330,349
Ford Credit Floorplan Master Owner Trust 13-5	0.80	(a)	09/15/18	3,325,000	3,324,013
Ford Credit Floorplan Master Owner Trust 14-1	1.20		02/15/19	1,750,000	1,743,497
Ford Credit Floorplan Master Owner Trust 14-1	0.73	(a)	02/15/19	1,750,000	1,744,092
FRS I LLC 13-1 (b)	1.80		04/15/43	206,509	202,487
Goal Capital Funding Trust 06-1	0.51	(a)	11/25/26	1,471,510	1,461,282
KeyCorp Student Loan Trust 00-A	0.71	(a)	05/25/29	774,915	745,794
KeyCorp Student Loan Trust 00-B	0.63	(a)	07/25/29	866,409	820,609
KeyCorp Student Loan Trust 04-A	0.62	(a)	10/28/41	627,320	622,463
KeyCorp Student Loan Trust 04-A	0.75	(a)	01/27/43	620,619	540,686
KeyCorp Student Loan Trust 05-A	1.00	(a)	09/27/40	511,163	445,425
KeyCorp Student Loan Trust 06-A	0.91	(a)	09/27/35	1,298,538	1,252,934
Longtrain Leasing III LLC 2015-1 (b)	2.98		01/15/45	724,190	711,267
National Collegiate Student Loan Trust 04-1	0.86	(a)	06/25/27	447,689	444,628
Ocwen Master Advance Receivables Trust 15-1 (b)	2.54		09/17/46	825,000	824,279
One Main Financial Issuance Trust 14-2 (b)	2.47		09/18/24	2,300,000	2,295,469
One Main Financial Issuance Trust 15-2 (b)	2.57		07/18/25	500,000	494,140
Skopos Auto Receivables Trust 15-2 (b)	3.55		02/15/20	777,190	775,975
SLC Student Loan Trust 06-A	0.62	(a)	07/15/36	3,275,000	3,168,616
SLC Student Loan Trust 06-A	0.77	(a)	07/15/36	6,250,000	5,466,814
SLM Student Loan Trust 03-A	0.95	(a)	09/15/20	1,615,316	1,597,997
SLM Student Loan Trust 03-B	0.91	(a)	03/15/22	3,056,536	3,001,119
SLM Student Loan Trust 04-A	0.91	(a)	06/15/33	3,280,063	3,068,890
SLM Student Loan Trust 04-B	0.71	(a)	06/15/21	338,740	335,673
SLM Student Loan Trust 04-B	0.84	(a)	03/15/24	5,275,000	4,977,904
SLM Student Loan Trust 05-A	0.71	(a)	06/15/23	3,019,936	2,904,767
SLM Student Loan Trust 06-A	0.70	(a)	12/15/23	1,335,538	1,313,966
SLM Student Loan Trust 07-A	0.63	(a)	09/15/25	1,112,951	1,096,279
Small Business Administration 02-20K	5.08		11/01/22	27,408	29,275
Springcastle Funding Asset-Backed Notes 14-A (b)	2.70		05/25/23	1,856,466	1,852,296
World Financial Network Credit Card Trust 13-B	0.91		03/16/20	2,075,000	2,073,314
Total Asset Backed Securities (Cost $130,576,347)					132,025,722

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Mortgage Backed Securities | 3.2% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Accredited Mortgage Loan Trust 03-1	4.33	%(a)	06/25/33	$124,066	$117,821
ACE Securities Corp. 06-ASL1	0.50	(a)	02/25/36	357,773	201,928
ACE Securities Corp. 06-GP1	0.68	(a)	02/25/31	29,981	29,251
ACE Securities Corp. 06-SL1	0.54	(a)	09/25/35	130,784	77,974
Adjustable Rate Mortgage Trust 05-10	2.81	(a)	01/25/36	79,466	68,174
American Business Financial Services 02-1	7.01		12/15/32	69,681	67,761
American Home Mortgage Investment Trust 05-01	2.65	(a)	06/25/45	146,704	144,726
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	19,050	19,187
Amresco Residential Securities 98-1	7.57		10/25/27	50,044	56,842
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	122,792	97,933
Banc of America Funding Corp. 04-A	2.75	(a)	09/20/34	14,024	13,925
Banc of America Funding Corp. 05-G	2.87	(a)	10/20/35	240,285	225,609
Banc of America Funding Corp. 07-5	6.50		07/25/37	37,198	38,085
Banc of America Mortgage Securities Inc. 02-J	3.73	(a)	09/25/32	2,815	2,648
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	9,955	10,191
Banc of America Mortgage Securities Inc. 05-C	2.64	(a)	04/25/35	27,923	25,774
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	4,337,718
Bayview Financial Asset Trust 07-SR1A (b)	0.87	(a)	03/25/37	188,144	166,355
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.89	(a)	01/25/35	251,118	248,385
Bear Stearns Adjustable Rate Mortgage Trust 05-12	3.56	(a)	02/25/36	33,889	31,590
Bear Stearns ALT-A Trust 04-11	2.85	(a)	11/25/34	15,442	13,311
Bear Stearns ALT-A Trust 05-4	2.60	(a)	05/25/35	99,786	96,435
Bear Stearns ALT-A Trust 05-9	2.96	(a)	11/25/35	51,585	38,524
Bear Stearns ALT-A Trust 06-6	2.76	(a)	11/25/36	185,505	140,641
Bear Stearns Asset Backed Securities Trust 03-3	1.60	(a)	06/25/43	53,095	50,603
Bear Stearns Asset Backed Securities Trust 04-HE5	2.10	(a)	07/25/34	162,245	158,309
Bear Stearns Structured Products Inc., 00-1 (b)	7.33	(a)	08/28/33	2,449	2,182
CDC Mortgage Capital Trust 02-HE1	0.84	(a)	01/25/33	315,371	296,368
Chase Mortgage Finance Corp. 05-A1	2.70	(a)	12/25/35	10,910	10,403
Chaseflex Trust 05-2	6.00		06/25/35	105,212	95,639
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	14,663	14,717
CITICORP Mortgage Securities, Inc. 07-1	5.89	(c)	03/25/37	215,873	226,914
Citigroup Mortgage Loan Trust, Inc. 05-7	2.38	(a)	09/25/35	257,967	197,822
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	64,590	64,688
CMO Trust 17	7.25		04/20/18	11	11
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	136,643	141,945
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	26,821	23,340
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	50,607	51,256
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	115,698	115,840
Countrywide Alternative Loan Trust 05-43	2.61	(a)	10/25/35	31,637	27,808
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	77,901	78,073
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	117,665	117,157
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	34,351	34,929
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	92,285	90,197
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	54,583	53,762
Countrywide Home Loans 03-49	2.65	(a)	12/19/33	27,315	27,831
Countrywide Home Loans 05-HYB8	2.75	(a)	12/20/35	94,183	82,951
Countrywide Home Loans 06-HYB5	2.56	(a)	09/20/36	61,493	54,526
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	17,704	17,862
Credit Suisse First Boston Mortgage 03-AR24	2.62	(a)	10/25/33	199,000	197,409
Credit Suisse First Boston Mortgage 03-FFA	6.60	(a)	02/25/33	27,720	27,541
Credit Suisse First Boston Mortgage 04-AR3	2.56	(a)	04/25/34	57,145	57,996
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	58,443	57,924
Credit Suisse First Boston Mortgage 06-2	5.91	(a)	07/25/36	1,120,000	104,277
DLJ Mortgage Acceptance Corp. 91-3	2.04	(a)	01/25/21	5,773	5,806
Encore Credit Receivables Trust 05-3	0.91	(a)	10/25/35	616,647	604,771
FHLMC 2419	5.50		03/15/17	1,111	1,110
FHLMC 2649	4.50		07/15/18	57,416	59,139

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Mortgage Backed Securities | 3.2% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
FHLMC 780754	2.50	%(a)	08/01/33	$4,029	$4,273
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	14,753	14,779
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.20	(a)	09/25/34	23,288	22,769
First Horizon Mortgage Pass-Through Trust 05-AR2	2.95	(a)	05/25/35	132,302	119,321
FNMA 03-38	5.00		03/25/23	6,935	7,039
FNMA 03-86	4.50		09/25/18	28,576	29,158
FNMA 813842	1.86	(a)	01/01/35	13,859	14,426
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	37,183	36,077
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	1,026,624
GNMA 03-11	4.00		10/17/29	94,333	99,434
GNMA 03-12	4.50		02/20/32	521	521
GNMA 03-26	0.79	(a)	04/16/33	11,099	11,162
GNMA 04-17	4.50		12/20/33	18,382	19,502
GNMA 583189	4.50		02/20/17	4,305	4,470
Green Tree Financial Corp. 98-5	6.22		03/01/30	90,506	94,415
GS Mortgage Loan Trust 03-10	2.47	(a)	10/25/33	98,127	95,344
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	23,457	23,913
GS Mortgage Loan Trust 05-AR3	2.68	(a)	05/25/35	66,170	61,314
GS Mortgage Loan Trust 05-AR6	2.74	(a)	09/25/35	42,216	42,328
Home Equity Mortgage Trust 06-1	5.80		05/25/36	1,003,061	816,379
Home Savings of America 9	3.37	(a)	11/25/17	28,790	28,947
Home Savings of America 11	4.83	(a)	01/25/18	26,056	26,157
IMPAC Secured Assets Corp. 03-3	5.07	(a)	08/25/33	118,147	123,662
Indymac Indx Mortgage Loan Trust 04-AR6	2.77	(a)	10/25/34	7,394	7,231
Indymac Indx Mortgage Loan Trust 05-AR15	2.58	(a)	09/25/35	32,994	28,046
Indymac Residential Mortgage-Backed Trust 05-L1 (g)	0.62	(a)	07/25/13	182,964	82,334
JP Morgan Mortgage Trust 05-A2	2.15	(a)	04/25/35	208,569	203,804
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	45,827	46,999
Master Adjustable Rate Mortgages Trust 04-13	2.78	(a)	04/21/34	21,031	21,133
Master Adjustable Rate Mortgages Trust 05-1	2.83	(a)	01/25/35	16,641	16,104
Master Alternative Loans Trust 03-5	6.00		08/25/33	42,722	45,339
Master Asset Backed Securities Trust 07-NCW (b)	0.52	(a)	05/25/37	413,777	368,664
Master Asset Securitization Trust 03-6	5.00		07/25/18	3,957	4,027
Master Asset Securitization Trust 07-1	6.00		10/25/22	15,285	15,037
Merrill Lynch Mortgage Investors Trust 03-A2	2.06	(a)	02/25/33	38,461	37,044
Merrill Lynch Mortgage Investors Trust 06-SL1	0.58	(a)	09/25/36	112,133	108,660
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	11,881	11,950
Morgan Stanley Mortgage Loan Trust 05-5AR	2.78	(a)	09/25/35	34,944	26,108
Morgan Stanley Mortgage Loan Trust 06-1AR	2.96	(a)	02/25/36	114,628	88,347
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	186,420
New Century Home Equity Loan Trust 97-NC5	6.39	(a)	10/25/28	7	7
Nomura Asset Acceptance Corporation 06-AF2	0.32	(a)	08/25/36	171,018	65,264
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	181,957	185,935
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	247,015	253,583
Oakwood Mortgage Investors, Inc. 02-A (g)	0.25	(a)	09/15/14	118,683	105,149
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	14,219	13,055
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.80	(a)	10/25/36	133,510	132,790
Prime Mortgage Trust 05-2	5.00		07/25/20	17,624	17,876
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	31,309	29,369
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	281,883	240,510
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	94,990	95,288
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	99,130	95,507
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	21,530	22,015
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	128,878	115,235
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	91,942	91,444
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	9,843	9,974
Residential Funding Mortgage Securities I 05-SA2	2.92	(a)	06/25/35	34,617	29,116
Residential Funding Mortgage Securities I 06-SA1	3.81	(a)	02/25/36	36,643	33,157

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Mortgage Backed Securities | 3.2% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Ryland Acceptance Corp. 64 E	3.50	%(a)	04/01/18	$12,399	$12,409
SACO I Trust 05-6	0.80	(a)	09/25/35	4,257	4,254
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	8	8
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.45	(a)	03/25/34	16,703	16,766
Structured Adjustable Rate Mortgage Loan Trust 04-4	2.57	(a)	04/25/34	454,682	447,135
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.57	(a)	08/25/34	32,946	32,755
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.65	(a)	12/25/34	69,781	50,572
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.61	(a)	05/25/35	283,170	261,491
Structured Adjustable Rate Mortgage Loan Trust 06-1	2.61	(a)	02/25/36	26,624	23,443
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.72	(a)	05/25/36	68,419	52,551
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.23	(a)	05/25/36	70,181	59,525
Structured Asset Mortgage Investments 04-AR5	2.43	(a)	10/19/34	23,193	22,781
Structured Asset Securities Corp. 98-RF1 (b)	6.40	(a)	04/15/27	23,252	23,248
Structured Asset Securities Corp. 03-37A	2.59	(a)	12/25/33	149,508	146,386
Structured Asset Securities Corp. 04-3	5.21	(a)	03/25/24	111,378	114,298
Terwin Mortgage Trust 04-5HE	1.11	(a)	06/25/35	471,910	445,933
Vanderbilt Mortgage & Finance 03-A	0.92	(a)	05/07/26	30,587	30,378
Wachovia Mortgage Loan Trust 06-A	2.81	(a)	05/20/36	96,725	91,970
Washington Mutual Mortgage Securities Corp. 04-AR3	2.46	(a)	06/25/34	41,712	42,158
Washington Mutual Mortgage Securities Corp. 04-AR14	2.58	(a)	01/25/35	73,290	73,623
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	9,843	9,959
Wells Fargo Mortgage Backed Securities Trust 04-B	2.54	(a)	02/25/34	12,498	12,465
Wells Fargo Mortgage Backed Securities Trust 04-E	2.75	(a)	05/25/34	16,561	16,580
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.71	(a)	12/25/34	14,741	14,864
Wells Fargo Mortgage Backed Securities Trust 04-F	2.62	(a)	06/25/34	47,635	48,290
Wells Fargo Mortgage Backed Securities Trust 04-I	2.78	(a)	07/25/34	3,449	3,505
Wells Fargo Mortgage Backed Securities Trust 04-K	2.74	(a)	07/25/34	65,544	65,658
Wells Fargo Mortgage Backed Securities Trust 04-K	2.74	(a)	07/25/34	26,954	27,221
Wells Fargo Mortgage Backed Securities Trust 04-K	2.74	(a)	07/25/34	29,985	30,215
Wells Fargo Mortgage Backed Securities Trust 04-R	2.76	(a)	09/25/34	36,282	36,754
Wells Fargo Mortgage Backed Securities Trust 05-AR14	2.74	(a)	08/25/35	15,902	15,710
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.74	(a)	09/25/35	127,443	125,720
Wells Fargo Mortgage Backed Securities Trust 05-AR16	2.74	(a)	10/25/35	30,379	29,579
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.79	(a)	04/25/36	27,473	26,520
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.60	(a)	12/25/36	18,086	17,170
Total Mortgage Backed Securities (Cost $18,930,556)					17,408,323
Municipal Bonds | 21.8% of portfolio
Alaska Housing Finance Corp.	2.80		12/01/26	195,000	197,268
Alaska Housing Finance Corp.	1.04	(a)	06/01/43	5,150,000	5,170,600
Alaska Student Loan Corp.	0.92	(a)	08/25/31	968,614	949,959
Atlantic City NJ	4.00		11/01/16	400,000	382,192
Austin TX	1.58		09/01/17	3,250,000	3,271,580
California, State of	1.05		02/01/16	925,000	925,527
Colorado Housing & Finance Authority	1.17		05/01/17	1,430,000	1,430,186
Colorado Housing & Finance Authority	1.69		05/01/18	1,415,000	1,419,613
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,417,019
Desert Sands California Unified School District	2.28		06/01/19	375,000	374,711
Energy Northwest, WA	2.15		07/01/18	850,000	863,269
Florida Hurricane Catastrophe Fund Finance Corp.	1.30		07/01/16	1,750,000	1,754,550
Illinois Housing Development Authority	1.14		01/01/16	305,000	305,000
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,205,104
Illinois, State of Sales Tax Revenue	2.23		06/15/19	3,625,000	3,628,915
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,288,675
Indiana Bond Bank	2.08		01/15/19	300,000	300,603

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Municipal Bonds | 21.8% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58%		06/01/16	$600,000	$601,572
Jackson Tennessee Energy Authority	1.15		04/01/16	400,000	400,500
Jersey City, NJ	1.51		09/01/16	950,000	952,195
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	929,070
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,917,489
Mississippi, State of	2.40		10/01/22	225,000	223,992
Monroe County, NY Industrial Development Corp.	2.60		01/15/16	265,000	265,037
New Jersey Economic Development Authority	0.00	(d)	02/15/16	6,675,000	6,665,722
New Jersey Economic Development Authority	1.06		03/01/16	1,400,000	1,399,874
New Jersey Economic Development Authority	0.00	(d)	02/15/17	1,890,000	1,838,876
New Jersey Economic Development Authority	0.00	(d)	02/15/18	3,125,000	2,937,531
New Jersey Economic Development Authority	0.00	(d)	02/15/19	4,015,000	3,615,548
New Jersey Economic Development Authority	0.00	(d)	02/15/20	11,550,000	9,879,524
New Jersey Economic Development Authority	0.00	(d)	02/15/21	1,350,000	1,091,435
New Jersey Economic Development Authority	0.00	(d)	02/15/22	755,000	578,685
New Orleans Louisiana	2.12		09/01/17	825,000	826,204
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,739,800
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,477,950
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,006,248
New York City, NY Transitional Finance Authority	2.45		08/01/20	1,000,000	999,420
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,722,678
New York City, NY Transitional Finance Authority	2.85		02/01/21	2,775,000	2,803,638
New York State Urban Development Corp.	2.35		03/15/20	4,350,000	4,387,279
North Carolina Housing Finance Agency	4.00		01/01/30	1,420,000	1,470,651
North Carolina State Education Assistance Authority	1.22	(a)	07/25/39	850,769	825,714
Oklahoma Student Loan Authority	0.92	(a)	02/25/32	777,039	746,991
Pennsylvania Higher Education Assistance Agency (b)	0.97	(a)	05/25/27	324,636	318,475
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/18	9,720,000	9,074,786
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/19	2,500,000	2,276,475
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/20	5,285,000	4,623,794
Puerto Rico, Commonwealth of	5.50		07/01/16	1,250,000	1,271,662
Puerto Rico, Commonwealth of	5.50		07/01/17	320,000	330,253
Puerto Rico, Commonwealth of	5.50		07/01/17	230,000	238,466
Puerto Rico, Commonwealth of	5.50		07/01/18	340,000	351,903
Puerto Rico, Commonwealth of	5.25		07/01/18	390,000	407,059
Puerto Rico, Commonwealth of	5.50		07/01/19	250,000	263,170
Puerto Rico Electric Power Authority	5.00		07/01/18	300,000	300,291
Puerto Rico Electric Power Authority	5.00		07/01/17	330,000	338,085
Puerto Rico Electric Power Authority	5.50		07/01/17	500,000	515,845
Puerto Rico Highway & Transportation Authority	5.50		07/01/16	875,000	890,164
Puerto Rico Highway & Transportation Authority	5.50		07/01/17	725,000	751,687
Puerto Rico Highway & Transportation Authority	6.00		07/01/18	420,000	445,822
Puerto Rico Highway & Transportation Authority	5.50		07/01/19	475,000	488,162
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,603,952
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	1,524,476
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	905,000	416,300
Puerto Rico Sales Tax Financing Corp.	3.38		08/01/16	575,000	510,335
Stockton California Pension Obligation	5.14		09/01/17	790,000	795,182
Utah Infrastructure Agency	3.20		10/15/16	175,000	177,840
University of California	2.85		05/15/20	540,000	557,923
Utility Debt Securitization Authority, NY	2.04		06/15/21	250,000	249,637
Vermont Student Assistance Corp.	1.12	(a)	07/28/34	1,121,996	1,091,287
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,384,666
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,387,774
Virginia Housing Development Authority	1.11		10/01/16	550,000	551,435

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

Municipal Bonds | 21.8% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Wayne County Michigan	4.25%		12/01/16	$325,000	$327,340
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	735,811
Total Municipal Bonds (Cost $119,848,465)					118,388,451
U.S. Government and Agency Obligations | 7.0% of portfolio
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,253,750
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,169,887
Overseas Private Investment Corp.	1.30		06/15/19	600,000	596,830
Overseas Private Investment Corp.	0.83	(f)	11/08/19	1,375,000	1,397,681
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,125,751
Overseas Private Investment Corp.	2.52		09/15/22	1,750,000	1,761,975
Tennessee Valley Authority	0.00	(d)	06/15/21	595,000	521,314
U.S. Department of Housing & Urban Development	1.88		08/01/19	950,000	956,673
U.S. Department of Housing & Urban Development	6.07		08/01/21	34,000	34,056
U.S. Department of Housing & Urban Development	6.12		08/01/22	167,000	167,401
U.S. Treasury Notes	0.75		01/15/17	5,225,000	5,220,386
U.S. Treasury Notes	0.75		03/15/17	2,950,000	2,945,805
U.S. Treasury Notes	1.00		03/31/17	10,000,000	10,016,160
U.S. Treasury Notes	0.88		06/15/17	2,900,000	2,896,972
U.S. Treasury Notes	1.88		08/31/17	1,925,000	1,951,721
U.S. Treasury Notes	1.00		09/15/17	1,700,000	1,699,140
U.S. Treasury Notes	1.63		04/30/19	1,975,000	1,986,858
U.S. Treasury Notes	1.38		10/31/20	2,175,000	2,137,109
Total U.S. Government and Agency Obligations (Cost $37,766,412)					37,839,469
Commercial Paper | 3.7% of portfolio
Northwestern Corp. (b)	0.55		01/04/16	11,680,000	11,679,465
Sinopec Century Bright Capital Investment Ltd. (b)	0.60		01/13/16	8,200,000	8,198,360
Total Commercial Paper (Cost $19,877,825)					19,877,825
Money Market | less than 0.1% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.23	(h)		775	775
Total Money Market Account (Cost $775)					775

Total Investment in Securities | 100% (Cost $543,884,633)					$542,320,392

(a)	Variable coupon rate as of December 31, 2015.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $72,669,786 and represents 13.4% of total investments.

(c)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(d)	Zero coupon security, purchased at a discount.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2015 (Continued)

(e)	Interest is paid at maturity.

(f)	Interest is paid at put date.

(g)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.

(h)	7-day yield at December 31, 2015.

NA – National Association

LLC – Limited Liablity Company

SA – Sociedad Anónima or Société Anonyme

plc – Public Limited Company

BV – Besloten Vennootschap

ULC – Unlimited Liability Corporation

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Stock Index Fund  |  December 31, 2015

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$51,668,088	$114,551,771

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Stock Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2015, the Stock Index Fund’s ownership interest in the S&P 500 Stock Master Portfolio was 1.59%. See the Appendix for the S&P 500 Stock Master Portfolio for holdings information.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	47

Portfolio of Investments

Value Fund  |  December 31, 2015

Common Stocks | 97.1% of portfolio

Consumer Discretionary | 6.2%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	440,000	$16,654,000
Distributors
Genuine Parts Co.	315,400	27,089,706
Multiline Retail
Dillard’s, Inc. (Class A)	182,700	12,005,217
Restaurants
Tim Hortons Inc.
Total Consumer Discretionary		55,748,923

Consumer Staples | 3.2%
Food Products
Dean Foods Co.	349,449	5,993,050
J.M. Smucker Co. (The)	148,853	18,359,529
WhiteWave Foods Co. (The) (Class A) (a)	113,627	4,421,227
Total Consumer Staples		28,773,806

Energy | 12.2%
Energy Equipment & Services
Baker Hughes Inc.	187,000	8,630,050
Helmerich & Payne, Inc.	110,000	5,890,500
Oil, Gas, & Consumable Fuels
Chevron Corp.	295,000	26,538,200
ConocoPhillips	452,400	21,122,556
Marathon Oil Corp.	663,100	8,348,429
Marathon Petroleum Corp.	378,000	19,595,520
Phillips 66	159,500	13,047,100
QEP Resources, Inc.	552,400	7,402,160
Total Energy		110,574,515

Financials | 13.0%
Banks
Bank of America Corp.	475,200	7,997,616
JPMorgan Chase & Co.	517,600	34,177,128
Wells Fargo & Co.	221,000	12,013,560
Insurance
Allstate Corp. (The)	369,000	22,911,210
American International Group, Inc.	343,298	21,274,177
Chubb Corp. (The)	142,000	18,834,880
Total Financials		117,208,571

Health Care | 20.5%
Biotechnology
AbbVie Inc.	399,000	23,636,760
Health Care Equipment & Supplies
Abbott Laboratories	399,000	17,919,090
Medtronic, plc	198,465	15,265,928
Life Sciences Tools & Services
Mettler-Toledo International Inc. (a)	45,000	15,260,850
Pharmaceuticals
Bristol-Myers Squibb Co.	719,700	49,508,163
GlaxoSmithKline plc ADR	454,000	18,318,900
Merck & Co., Inc.	193,194	10,204,507
Pfizer, Inc.	1,107,000	35,733,960
Total Health Care		185,848,158

Industrials | 17.1%	Shares	Value
Aerospace & Defense
Honeywell International Inc.	281,100	$29,113,527
Airlines
Southwest Airlines Co.	844,100	36,346,946
Commercial Services & Supplies
Tyco International plc	164,850	5,257,066
Industrial Conglomerates
General Electric Co.	1,364,000	42,488,600
Machinery
Flowserve Corp.	285,900	12,030,672
Parker-Hannifin Corp.	246,400	23,895,872
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	5,283,945
Total Industrials		154,416,628

Information Technology | 14.7%
Communications Equipment
Cisco Systems, Inc.	1,343,500	36,482,743
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	16,982,738
IT Services
Leidos Holdings Inc.	150,750	8,481,195
Science Applications International Corp.	66,142	3,027,981
Visa Inc. (Class A)	356,000	27,607,800
Semiconductors & Semiconductor Equipment
Intel Corp.	1,185,000	40,823,250
Total Information Technology		133,405,707

Materials | 9.8%
Chemicals
Dow Chemical Co. (The)	711,900	36,648,612
Containers & Packaging
Avery Dennison Corp.	520,000	32,583,200
Bemis Co., Inc.	433,600	19,377,584
Total Materials		88,609,396

Utilities | 0.4%
Gas Utilities
Questar Corp.	169,814	3,307,977
Total Utilities		3,307,977
Total Common Stocks (Cost $485,400,789)		877,893,681

Commercial Paper | 1.5%	Face Amount
Enbridge US Inc., 0.85%, 01/04/16 (b)	$5,000,000	4,999,646
Hyundai Capital America, 0.58%, 01/05/16 (b)	9,000,000	8,999,420
Total Commercial Paper (Cost $13,999,066)		13,999,066

48	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |   December 31, 2015 (Continued)

Money Market Fund | 1.4%

	Shares	Value
State Street Institutional Liquid Reserves Fund (Premier Class), 0.23% (c)	12,397,380	$12,397,380
Total Money Market Fund (Cost $12,397,380)		12,397,380

Total Investments in Securities (Cost $511,797,235) | 100%		$904,290,127

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $13,999,313 and represents 1.5% of total investments.

(c)	7-day yield at December 31, 2015.

plc	– Public Limited Company

ADR	– American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	49

Portfolio of Investments

Growth Fund  |  December 31, 2015

Common Stocks | 97.8% of portfolio

Consumer Discretionary | 22.8%	Shares	Value
Automobiles
Ferrari NV (a)	5,870	$281,760
Tesla Motors, Inc. (a)	4,940	1,185,649
Hotels, Restaurants & Leisure
Chipotle Mexican Grill Inc. (a)	1,300	623,805
Hilton Worldwide Holdings Inc.	79,313	1,697,298
MGM Resorts International (a)	76,097	1,728,924
Royal Caribbean Cruises Ltd.	8,600	870,406
Starbucks Corp.	14,700	882,441
Internet & Catalog Retail
Amazon.com, Inc. (a)	12,700	8,583,803
Netflix, Inc. (a)	2,000	228,760
Priceline Group, Inc. (The) (a)	3,600	4,589,820
Specialty Retail
CarMax, Inc. (a)	10,600	572,082
Lowe’s Cos., Inc.	24,200	1,840,168
Tractor Supply Co.	14,500	1,239,750
Textiles, Apparel & Luxury Goods
Hanesbrands Inc.	34,500	1,015,335
NIKE, Inc. (Class B)	12,000	750,000
Total Consumer Discretionary		26,090,001

Financials | 5.7%
Capital Markets
Morgan Stanley	86,400	2,748,384
State Street Corp.	18,400	1,221,024
TD Ameritrade Holding Corp.	24,800	860,808
Diversified Financial Services
Intercontinental Exchange, Inc.	6,640	1,701,566
Total Financials		6,531,782

Health Care | 25.3%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	20,600	3,929,450
Biogen Inc. (a)	2,150	658,653
BioMarin Pharmaceutical Inc. (a)	6,200	649,512
Celgene Corp. (a)	14,000	1,676,640
Gilead Sciences, Inc.	12,000	1,214,280
Incyte Corp. (a)	6,200	672,390
Regeneron Pharmaceuticals, Inc. (a)	1,800	977,166
Vertex Pharmaceuticals, Inc. (a)	9,500	1,195,385
Health Care Equipment & Supplies
Becton, Dickinson and Co.	4,900	755,041
Intuitive Surgical, Inc. (a)	4,513	2,464,820
Health Care Providers & Services
Anthem, Inc.	13,200	1,840,608
Cigna Corp.	6,800	995,044
Humana Inc.	5,700	1,017,507
McKesson Corp.	3,500	690,305
Unitedhealth Group Inc.	18,700	2,199,868
Life Sciences Tools & Services
Illumina, Inc. (a)	1,300	249,528
Pharmaceuticals
Allergan plc (a)	11,446	3,576,875
Bristol-Myers Squibb Co.	23,100	1,589,049

Health Care | 25.3% (Continued)	Shares	Value
Eli Lilly and Co.	14,800	$1,247,048
Valeant Pharmaceuticals International, Inc. (a)	13,300	1,351,945
Total Health Care		28,951,114

Industrials | 14.7%
Aerospace & Defense
Boeing Co. (The)	31,000	4,482,290
Textron Inc.	31,100	1,306,511
Airlines
Alaska Air Group, Inc.	9,200	740,692
American Airlines Group Inc.	54,300	2,299,605
Air Freight & Logistics
FedEx Corp.	7,200	1,072,728
Machinery
Flowserve Corp.	19,310	812,565
Wabtec Corp.	12,000	853,440
Industrial Conglomerates
Danaher Corp.	45,600	4,235,328
Road & Rail
Canadian Pacific Railway Ltd.	8,200	1,046,320
Total Industrials		16,849,479

Information Technology | 26.9%
Communications Equipment
Juniper Networks, Inc.	20,000	552,000
Palo Alto Networks, Inc. (a)	3,900	686,946
Internet Software & Services
Alphabet Inc. (Class A) (a)	6,000	4,668,060
Alphabet Inc. (Class C) (a)	3,412	2,589,299
Akamai Technologies, Inc. (a)	7,400	389,462
Facebook, Inc. (Class A) (a)	32,400	3,390,984
LinkedIn Corp. (Class A) (a)	5,500	1,237,940
Tencent Holdings Ltd. ADR	49,600	973,152
IT Services
PayPal Holdings, Inc. (a)	20,500	742,100
Visa Inc. (Class A)	61,300	4,753,815
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	7,100	630,267
NXP Semiconductors NV (a)	8,800	741,400
Software
Microsoft Corp.	49,700	2,757,356
Mobileye NV ADR (a)	9,700	410,116
NetSuite Inc. (a)	10,200	863,124
Red Hat, Inc. (a)	9,600	794,976
salesforce.com, Inc. (a)	19,200	1,505,280
ServiceNow, Inc. (a)	12,900	1,116,624
Workday, Inc. (Class A) (a)	5,600	446,208
Technology Hardware, Storage, & Peripherals
Apple Inc.	14,200	1,494,692
Total Information Technology		30,743,801

Materials | 1.6%
Construction Materials
Vulcan Materials Co.	18,800	1,785,436
Total Materials		1,785,436

50	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  December 31, 2015 (Continued)

Common Stocks | 97.8% of portfolio (Continued)

Telecommunication Services | 0.8%	Shares	Value
Wireless Telecommunication Services
T-Mobile US, Inc. (a)	22,600	$884,112
Total Telecommunication Services		884,112
Total Common Stocks (Cost $89,301,985)		111,835,725
Money Market Fund | 2.2% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.23% (b)	2,520,067	2,520,067
Total Money Market Fund (Cost $2,520,067)		2,520,067

Total Investments in Securities (Cost $91,822,052) | 100%		$114,355,792

(a)	Non-income producing.

(b)	7-day yield at December 31, 2015.

NV	– Naamloze Vennottschap

ADR	– American Depositary Receipt

plc	– Public Limited Company

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	51

Portfolio of Investments

Small-Company Stock Fund  |  December 31, 2015

Common Stocks | 90.4% of portfolio

Consumer Discretionary | 22.4%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	985,350	$37,295,498
Distributors
Core-Mark Holding Company, Inc.	369,796	30,301,084
Hotels, Restaurants, & Leisure
BJ’s Restuarants, Inc. (a)	657,427	28,578,352
Brinker International, Inc.	200,000	9,590,000
Cracker Barrel Old Country Store, Inc.	210,209	26,660,807
Wendy’s Co. (The)	2,040,260	21,973,600
Household Durables
Libbey Inc.	774,000	16,501,680
Media
Rentrak Corp. (a)	509,446	24,213,968
Multiline Retail
Fred’s, Inc. (Class A)	1,685,683	27,594,631
Specialty Retail
Francesca’s Holdings Corp. (a)	1,851,106	32,227,755
Sally Beauty Holdings, Inc. (a)	114,000	3,179,460
Textiles, Apparel, & Luxury Goods
G-III Apparel Group, Ltd. (a)	336,900	14,911,194
Total Consumer Discretionary		273,028,029

Consumer Staples | 3.6%
Food & Staples Retailing
United Natural Foods, Inc. (a)	633,100	24,918,816
Food Products
Dean Foods Co.	487,500	8,360,625
J.M. Smucker Co. (The)	40,868	5,040,659
WhiteWave Foods Co. (The) (Class A) (a)	143,159	5,570,317
Total Consumer Staples		43,890,417

Energy | 0.6%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	1,874,250
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	5,309,172
Total Energy		7,183,422

Financials | 16.6%
Banks
Burke & Herbert Bank & Trust Co.	2,369	4,820,915
Cardinal Financial Corp.	1,048,441	23,852,033
Glacier Bancorp, Inc.	454,000	12,044,620
Middleburg Financial Corp.	59,900	1,106,952
National Bankshares, Inc. (Virginia)	448,702	15,946,869
National Penn Bancshares, Inc.	2,376,015	29,296,265
State Bank Financial Corp.	1,231,700	25,902,651
Sterling Bancorp	280,000	4,541,600
Texas Capital Bancshares, Inc. (a)	513,417	25,373,068
UMB Financial Corp.	343,244	15,978,008
Valley National Bancorp	1,225,799	12,074,120
Consumer Finance
Encore Capital Group, Inc. (a)	1,096,289	31,880,084
Total Financials		202,817,185

Health Care | 2.1%	Shares	Value
Health Care Equipment & Supplies
STERIS plc	342,112	$25,774,718
Total Health Care		25,774,718

Industrials | 28.8%
Aerospace & Defense
BWX Technologies, Inc.	607,000	19,284,390
Huntington Ingalls Industries, Inc.	157,208	19,941,835
Triumph Group, Inc.	437,800	17,402,550
Air Freight & Logistics
Radiant Logistics, Inc. (a)	1,444,100	4,953,263
Construction & Engineering
Dycom Industries, Inc. (a)	1,135,299	79,425,518
Orion Marine Group, Inc. (a)	1,853,794	7,730,321
Primoris Services Corp.	1,092,400	24,065,572
Electrical Equipment
Regal Beloit Corp.	58,500	3,423,420
Industrial Conglomerates
Carlisle Companies Inc.	125,600	11,139,464
Machinery
CLARCOR Inc.	87,100	4,327,128
Flowserve Corp.	43,500	1,830,480
Gorman-Rupp Co. (The)	644,775	17,234,836
Manitowoc Co., Inc. (The)	759,400	11,656,790
NN, Inc.	64,400	1,026,536
Standex International Corp.	309,944	25,771,844
Road & Rail
Covenant Transportation Group, Inc. (Class A) (a)	450,200	8,504,278
Knight Transportation, Inc.	1,382,732	33,503,596
Werner Enterprises, Inc.	1,304,181	30,504,794
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	738,374	29,896,763
Total Industrials		351,623,378

Information Technology | 10.9%
Electronic Equipment, Instruments, & Components
Belden Inc.	292,585	13,950,453
Rofin-Sinar Technologies Inc. (a)	1,210,473	32,416,467
IT Services
Cass Information Systems, Inc.	202,914	10,441,954
Computer Services, Inc.	585,362	23,414,480
ManTech International Corp. (Class A)	984,370	29,767,349
NeuStar, Inc. (Class A) (a)	773,000	18,528,810
Technology Hardware, Storage, & Peripherals
Western Digital Corp.	70,000	4,203,500
Total Information Technology		132,723,013

Materials | 5.4%
Chemicals
American Vanguard Corp.	941,165	13,185,722
PolyOne Corp.	699,000	22,200,240
Westlake Chemical Corp.	231,400	12,569,648
Construction Materials
Summit Materials, Inc. (Class A) (a)	248,371	4,977,345

52	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  December 31, 2015 (Continued)

Common Stocks | 90.4% of portfolio (Continued)

	Shares	Value
Containers & Packaging
Myers Industries, Inc.	1,055,473	$14,058,900
Total Materials		66,991,855
Total Common Stocks (Cost $902,579,420)		1,104,032,017
Exchange Traded Funds | 2.9% of portfolio
iShares Russell 2000 Value	200,000	18,402,000
iShares Core S&P Small-Cap	150,000	16,516,500
Total Exchange Traded Funds (Cost $33,015,060)		34,918,500
Commercial Paper | 5.7% of portfolio

	Face Amount
Enbridge US Inc., 0.85%, 01/04/16 (b)	$5,000,000	4,999,646
Enbridge US Inc., 0.90%, 01/07/16 (b)	25,000,000	24,996,250
Johnson Controls, Inc., 0.65%, 01/07/16 (b)	15,000,000	14,998,375
NiSource Finance Corp., 1.10%, 01/05/16 (b)	24,000,000	23,997,067
Total Commercial Paper (Cost $68,991,338)		68,991,338
Money Market Fund | 1.0% of portfolio

	Shares
State Street Institutional Liquid Reserves Fund (Premier Class), 0.23% (c)	12,580,906	12,580,906
Total Money Market Fund (Cost $12,580,906)		12,580,906

Total Investments in Securities (Cost $1,017,166,724) | 100%		$1,220,522,761

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $68,995,446 and represents 5.7% of total investments.

(c)	7-day yield at December 31, 2015.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	53

Portfolio of Investments

International Value Fund  |  December 31, 2015

Common Stocks | 99.7% of portfolio

Australia | 7.5%	Shares	Value
AGL Energy Ltd.	3,184	$41,663
APA Group	6,973	43,877
Aristocrat Leisure Ltd.	9,915	73,211
Asciano Ltd.	7,222	45,915
Aurizon Holdings Ltd.	15,016	47,670
Australia and New Zealand Banking Group Ltd.	7,397	149,270
Amcor Ltd.	5,376	52,229
BHP Billiton Ltd.	12,498	160,844
Brambles Ltd.	5,940	49,747
Caltex Australia Ltd.	1,650	45,101
Coca-Cola Amatil Ltd.	6,251	42,150
Cochlear Ltd.	550	38,061
Commonwealth Bank of Australia	7,395	457,192
CSL Ltd.	2,244	171,082
DEXUS Property Group	9,277	50,320
Goodman Group	20,707	93,833
GPT Group (The)	20,731	71,796
Incitec Pivot Ltd.	110,370	315,375
Medibank Private Ltd.	12,974	20,231
Mirvac Group	46,147	66,061
National Australia Bank Ltd.	7,350	160,390
Qantas Airways Ltd.	7,590	22,497
Ramsay Health Care Ltd.	1,377	67,710
Scentre Group	49,754	150,911
Sonic Healthcare Ltd.	1,352	17,505
Stockland	24,182	71,784
Sydney Airport	19,205	88,388
Tatts Group Ltd.	15,107	47,963
Telstra Corp. Ltd.	50,338	204,558
TPG Telecom Ltd.	5,096	36,486
Transurban Group (a)	3,617	27,596
Transurban Group	22,356	169,458
Treasury Wine Estates Ltd.	4,656	27,955
Vicinity Centres	41,530	84,251
Wesfarmers Ltd.	6,111	184,235
Westfield Corp.	17,027	117,144
Westpac Banking Corp.	12,211	295,992
Woodside Petroleum Ltd.	1,595	33,230
Woolworths Ltd.	6,166	109,400
Total Australia		3,953,081

Belgium | 0.8%
Anheuser-Busch Inbev NV/SA	3,274	407,440
Delhaize Group SA	319	31,047
Total Belgium		438,487

Britain | 20.5%
Amec Foster Wheeler plc	2,213	13,970
ARM Holdings plc	7,848	119,619
Associated British Foods plc	2,889	142,159
AstraZeneca plc	5,892	397,989
Aviva plc	5,532	41,991
BAE Systems plc	85,925	632,624
Barclays plc	36,040	116,004
Barratt Developments plc	3,165	29,165
BG Group plc	17,514	253,880

Britain | 20.5% (Continued)	Shares	Value
BHP Billiton plc	4,701	$52,425
BP plc	90,552	470,570
British American Tobacco plc	8,394	466,152
British Land Co. plc (The)	6,703	77,560
BT Group plc	46,270	321,279
Carnival plc	410	23,356
Centrica plc	5,939	19,070
Coca-Cola HBC AG	903	19,230
Compass Group plc	11,660	202,047
Diageo plc	14,840	405,247
Dixons Carphone plc	7,219	53,125
easyJet plc	854	21,903
GlaxoSmithKline plc	20,916	422,416
Glencore plc	51,721	68,537
Hammerson plc	1,839	16,257
HSBC Holdings plc ADR	25,923	1,023,181
Imperial Tobacco Group plc	4,282	226,165
Inmarsat plc	2,842	47,645
Kingfisher plc	5,290	25,622
Land Securities Group plc	4,187	72,582
Lloyds Banking Group plc	213,793	230,040
Marks and Spencer Group plc	5,847	38,930
Merlin Entertainments plc (b)	6,679	44,783
Mondi plc	755	14,799
National Grid plc	14,355	197,978
NEXT plc	1,143	122,725
Persimmon plc	656	19,571
Prudential plc	8,778	197,764
Reckitt Benckiser Group plc	3,623	335,223
RELX plc	1,160	20,458
Rio Tinto plc	2,305	67,111
Rolls-Royce Holdings plc	1,978	16,754
Royal Dutch Shell plc (Class A)	34,172	773,967
SABMiller plc	3,827	228,946
Sage Group plc (The)	3,092	27,473
SEGRO plc	3,761	23,801
Severn Trent plc	2,697	86,214
Shire plc	3,550	243,556
Sky plc	1,219	19,983
Smith & Nephew plc	3,251	57,940
Sports Direct International plc (a)	1,948	16,554
SSE plc	6,072	136,339
Standard Chartered plc	5,304	44,008
Tate & Lyle plc Group	2,291	20,180
Taylor Wimpey plc	9,301	27,804
Tesco plc	33,980	74,663
TUI AG	2,371	42,334
Unilever plc	7,809	334,945
United Utilities Group plc	4,438	61,108
Vodafone Group plc	136,046	441,165
Whitbread plc	1,865	120,883
William Hill plc	3,261	19,031
WPP Group plc	40,874	940,174
Total Britain		10,828,974

54	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Value Fund  |  December 31, 2015 (Continued))

Common Stocks | 99.7% of portfolio (Continued)

Denmark | 1.9%	Shares	Value
Danske Bank A/S	18,368	$492,856
Novo Nordisk A/S (Class B)	8,656	501,167
Total Denmark		994,023

Finland | 0.3%
Elisa Oyj	1,142	42,968
Nokia Oyj	18,351	129,824
Total Finland		172,792

France | 9.4%
AXA SA	32,090	876,813
Cap Gemini SA	5,858	543,538
Christian Dior SE	5,073	861,712
Compagnie de Saint-Gobain SA	17,564	761,141
ENGIE	25,099	444,584
LVMH Moët Hennessy—Louis Vuitton	137	21,519
Sanofi	1,190	101,414
Société Générale SA	13,931	641,970
Total SA	16,326	731,917
Total France		4,984,608

Germany | 8.7%
adidas AG	601	58,332
Allianz SE REG	850	149,836
BASF SE	1,473	112,210
Bayer AG REG	4,754	593,729
Beiersdorf AG	2,308	209,777
Continental AG	179	43,302
Daimler AG REG	12,895	1,077,428
Deutsche Bank AG REG	4,471	108,577
Deutsche Börse AG	414	36,391
Deutsche Post AG REG	2,466	68,944
Deutsche Telekom AG REG	17,220	309,282
E.ON SE	2,232	21,432
Fresenius Medical Care AG & Co. KGaA	1,106	92,942
Fresenius SE & Co. KGaA	2,357	167,894
Henkel AG & Co. KGaA	1,422	158,698
HUGO BOSS AG ORD	227	18,730
Merck KGaA	391	37,857
Muenchener-Rueckversicherungs-Gesellschaft AG	267	53,196
SAP SE	4,880	387,243
Siemens AG REG	2,826	273,404
ThyssenKrupp AG	21,320	422,634
United Internet AG REG	914	50,251
Volkswagen AG	523	80,368
Vonovia SE	1,587	49,027
Total Germany		4,581,484

Hong Kong | 2.9%
AIA Group Ltd.	40,000	239,003
Cheung Kong Property Holdings Ltd.	8,070	52,567
CK Hutchison Holdings Ltd.	42,500	570,189
Galaxy Entertainment Group Ltd.	6,000	18,800
Hong Kong Exchanges & Clearing Ltd.	3,000	76,424
New World Development Co. Ltd.	580,128	570,393

Hong Kong | 2.9% (Continued)	Shares	Value
Sands China Ltd.	7,600	$25,668
Total Hong Kong		1,553,044

Israel | 0.8%
Israel Chemicals, Ltd.	43,931	178,329
Teva Pharmaceutical Industries Ltd.	3,639	237,412
Total Israel		415,741

Italy | 3.4%
Assicurazioni Generali SpA	45,122	824,229
Eni SpA	26,536	394,277
Intesa Sanpaolo SpA	178,641	593,267
Total Italy		1,811,773

Japan | 23.7%
ACOM Co., Ltd. (a)	8,900	41,910
Aeon Co., Ltd.	3,300	50,845
Ajinomoto Co., Inc.	4,000	94,703
Alfresa Holdings Corp.	1,400	27,650
Asahi Group Holdings, Ltd.	3,200	100,174
ASICS Corp.	600	12,449
Astellas Pharma Inc.	14,300	203,571
Bridgestone Corp.	1,400	48,022
Canon Inc.	6,000	181,500
Calbee, Inc.	600	25,337
Central Japan Railway Co.	900	159,780
Chubu Electric Power Co., Inc.	2,600	35,604
Chugai Pharmaceutical Co., Ltd.	1,900	66,228
Dai-ichi Life Insurance Co. (The)	4,300	71,542
Daiichi Sankyo Co., Ltd.	3,600	74,303
Daiwa House Industry Co., Ltd.	2,500	71,866
Daiwa Securities Group Inc.	64,528	394,504
DENSO Corp.	1,300	62,121
Dentsu Inc.	500	27,356
East Japan Railway Co.	2,300	216,582
Eisai Co., Ltd.	1,400	92,611
FamilyMart Co., Ltd.	500	23,267
FANUC Corp.	1,000	172,290
Fast Retailing Co., Ltd.	300	104,943
FUJIFILM Holdings Corp.	2,300	95,985
Fuji Heavy Industries Ltd.	900	37,077
Hanshin Holdings, Inc.	7,000	45,499
Hitachi, Ltd.	8,000	45,331
Honda Motor Co., Ltd.	4,700	150,219
HOYA Corp.	2,700	110,410
Iida Group Holdings Co., Ltd.	1,000	18,534
INPEX Corp.	2,800	27,297
Japan Airlines Co., Ltd.	1,000	35,793
Japan Exchange Group, Inc.	1,200	18,758
Japan Prime Realty Investment Corp.	12	40,979
Japan Real Estate Investment Corp.	8	38,822
Japan Retail Fund Investment Corp.	20	38,478
Japan Tobacco Inc.	6,200	227,625
Kao Corp.	4,300	220,972
KDDI Corp.	8,100	210,358
Keikyu Corp.	3,000	24,790

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	55

Portfolio of Investments  |  International Value Fund  |  December 31, 2015 (Continued))

Common Stocks | 99.7% of portfolio (Continued)

Japan | 23.7% (Continued)	Shares	Value
Keyence Corp.	200	$109,921
Kikkoman Corp.	1,000	34,647
Kintetsu Group Holdings Co., Ltd.	18,000	73,184
Kirin Holdings Co., Ltd.	7,000	95,040
KOSÉ Corp.	300	27,738
Kubota Corp.	2,000	30,897
Kyocera Corp.	900	41,796
Kyowa Hakko Kirin Co., Ltd.	2,000	31,469
Lawson, Inc.	400	32,468
Leopalace21 Corp.	23,954	129,657
M3, Inc.	1,900	39,395
McDonald’s Holdings Company (Japan), Ltd.	4,800	104,383
MEDIPAL HOLDINGS Corp.	1,300	22,157
MEIJI Holdings Co., Ltd.	900	74,340
Minebea Co., Ltd.	2,000	17,124
Mitsubishi Corp.	1,000	16,633
Mitsubishi Electric Corp.	4,000	41,987
Mitsubishi Estate Co., Ltd.	5,000	103,967
Mitsubishi Tanabe Pharma Corp.	1,700	29,289
Mitsubishi UFJ Financial Group, Inc.	60,000	371,655
Mitsui Chemicals, Inc.	49,000	217,315
Mitsui Fudosan Co., Ltd.	4,000	100,391
Mizuho Financial Group, Inc.	92,500	185,000
MS&AD Insurance Group Holdings, Inc.	9,000	263,922
Murata Manufacturing Co., Ltd.	1,000	143,881
Nagoya Railroad Co., Ltd.	8,000	33,297
NEC Corp.	6,000	19,011
NH Foods Ltd.	1,000	19,600
Nidec Corp.	900	65,264
Nintendo Co., Ltd.	700	96,257
Nippon Building Fund Inc.	13	62,121
Nippon Prologis REIT, Inc.	16	28,943
Nippon Sheet Glass Co. Ltd.	231,263	186,199
Nippon Telegraph & Telephone Corp.	4,500	179,092
Nippon Yusen KK	150,000	363,554
Nissan Motor Co., Ltd.	44,100	461,760
Nisshin Seifun Group Inc.	2,800	45,737
NISSIN FOODS HOLDINGS Co., Ltd.	900	47,757
NITORI Holdings Co., Ltd	300	25,195
Nomura Holdings, Inc.	5,300	29,521
NTT DOCOMO, Inc.	8,900	182,553
Odakyu Electric Railway Co., Ltd.	4,000	43,067
Olympus Corp.	1,200	47,242
Ono Pharmaceutical Co., Ltd.	600	106,987
Oracle Corp. (Japan)	700	32,592
Oriental Land Co., Ltd.	1,300	78,645
ORIX Corp.	2,600	36,474
Osaka Gas Co., Ltd.	14,000	50,567
Otsuka Holdings Co., Ltd.	2,200	78,164
Panasonic Corp.	10,200	103,403
Rakuten, Inc.	4,800	55,285
Ricoh Co., Ltd.	4,300	44,276
Ryohin Keikaku Co., Ltd.	100	20,251
Santen Pharmaceutical Co., Ltd.	3,000	49,390
SECOM Co., Ltd.	1,200	81,324
Sekisui House, Ltd.	1,600	26,902
Seven & I Holdings Co., Ltd.	4,700	215,187

Japan | 23.7% (Continued)	Shares	Value
Shimamura Co., Ltd.	100	$11,711
Shimano Inc.	400	61,423
Shin-Etsu Chemical Co., Ltd.	900	48,929
Shionogi & Co., Ltd	2,200	99,506
Shiseido Co., Ltd.	2,200	45,647
SoftBank Group Corp.	4,700	237,211
Sompo Japan Nipponkoa Holdings, Inc.	1,100	36,118
Sony Corp.	6,300	154,834
Sumitomo Corp.	47,300	482,239
Sumitomo Mitsui Financial Group, Inc.	4,000	150,964
Sumitomo Mitsui Trust Holdings, Inc.	94,000	356,009
Sumitomo Realty & Development Co., Ltd.	1,000	28,543
Suntory Beverage & Food Ltd.	1,100	48,154
Suzuken Co., Ltd.	800	30,402
Sysmex Corp.	1,400	89,802
Takeda Pharmaceutical Co. Ltd.	3,700	184,480
Terumo Corp.	1,400	43,391
Toho Gas Co., Ltd.	4,000	25,833
Tohoku Electric Power Co., Inc.	1,400	17,502
Tokio Marine Holdings, Inc.	2,800	108,149
Tokyo Electric Power Co., Inc. (a)	5,300	30,519
Tokyo Electron Ltd.	500	30,292
Tokyo Gas Co., Ltd.	13,000	61,084
Tokyu Corp.	9,000	71,122
TonenGeneral Sekiyu KK	3,000	25,326
Toray Industries, Inc.	4,000	37,170
Toshiba Corp.	22,000	45,215
Toyo Suisan Kaisha, Ltd.	800	27,882
Toyota Motor Corp.	11,900	732,790
Unicharm Corp.	1,300	26,548
United Urban Investment Corp.	14	19,006
USS Co., Ltd.	1,100	16,528
West Japan Railway Co.	1,300	89,860
Yahoo Japan Corp.	8,400	34,145
Yakult Honsha Co., Ltd.	300	14,683
Total Japan		12,522,975

Norway | Less than 0.1%
Marine Harvest ASA	864	11,625
Total Norway		11,625

Netherlands | 2.8%
Aegon NV	44,480	251,555
Altice SA (Class A) (a)	1,292	18,563
ASML Holding NV	5,447	483,974
DSM NV	14,334	718,784
Total Netherlands		1,472,876

Portugal | Less than 0.1%
Banco Espirito Santo SA (a)	2,678,100	—
Total Portugal		—

56	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Value Fund  |  December 31, 2015 (Continued))

Common Stocks | 99.7% of portfolio (Continued)

Singapore | 1.1%	Shares	Value
CapitaLand Mall Trust	13,400	$18,182
ComfortDelGro Corp. Ltd.	29,800	63,810
Jardine Matheson Holdings Ltd.	4,350	210,660
Noble Group Ltd.	111,000	31,026
Sembcorp Industries Ltd.	12,000	14,765
Singapore Telecommunications Ltd.	54,100	142,049
StarHub Ltd.	19,500	50,746
Suntec REIT	21,700	23,633
Wilmar International Ltd.	10,300	21,252
Total Singapore		576,123

Spain | 3.7%
Banco de Sabadell SA	8,846	15,678
Banco Popular Espanol SA	94,169	310,276
Banco Santander SA	203,511	1,001,148
IBERDROLA SA (a)	81,220	575,766
Telefónica SA	5,326	59,088
Total Spain		1,961,956

Sweden | 2.8%
AB Electrolux (Class B)	733	17,685
Atlas Copco AB (Class B)	3,545	81,501
Getinge AB (Class B)	898	23,523
Hennes & Mauritz AB (Class B)	7,427	264,180
Hexagon AB (Class B)	633	23,416
ICA Gruppen AB	2,528	91,808
Millicom International Cellular SA SDR	274	15,722
Nordea Bank AB	4,427	48,572
Swedbank AB (Class A)	1,104	24,314
Swedish Match AB	2,725	96,294
Svenska Cellulosa AB SCA (Class B)	5,242	151,914
Svenska Handelsbanken AB (Class A)	3,742	49,699
Telefonaktiebolaget LM Ericsson (Class B)	17,981	173,360
TeliaSonera AB	23,886	118,615
Volvo AB (Class B)	34,853	323,176
Total Sweden		1,503,779

Switzerland | 9.4%
Actelion Ltd. REG	130	18,063
Adecco SA REG	6,234	426,672
Credit Suisse Group AG REG	24,735	532,840
Georg Fischer Ltd. REG	529	359,139
LafargeHolcim REG	12,537	627,788
Nestlé SA REG	10,278	762,990
Novartis AG REG (a)	12,701	1,092,531
Roche Holding AG REG	3,807	1,054,952
Syngenta AG REG	328	128,380
Total Switzerland		5,003,355
Total Common Stocks (Cost $55,523,094)		52,786,696
Money Market Fund | 0.3% of portfolio

	Shares	Value
State Street Institutional Liquid Reserves Fund (Premier Class), 0.23% (c)	138,184	$138,184
Total Money Market Fund (Cost $138,184)		138,184

Total Investments in Securities (Cost $55,661,278) | 100%		$52,924,880

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $44,783 and represents 0.1% of total investments.

(c)	7-day yield at December 31, 2015.

NV – Naamloze Vennottschap

SA – Société Anonyme or Sociedad Anónima

plc – Public Limited Company

AG – Aktiengesellschaft

ADR – American Depositary Receipt

SE – Societas Europaea

REG – Registered Shares

KGaA – Kommanditgesellschaft auf Aktien

ORD – Ordinary Shares

SpA – Società per Azioni

KK – Kabushiki Kaisha

REIT – Real Estate Investment Trust

ASA – Allmennaksjeselskap

AB – Aktiebolag

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	57

Statements of Assets and Liabilities

December 31, 2015

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $191,293,799; $72,898,109; $543,884,633; $51,668,088; $511,797,235; $91,822,052; $1,017,166,724; $55,661,278)	$191,293,799	$72,904,975
Cash	—	—
Foreign currency (cost $127,181)	—	—
Receivables
Investment securities sold	—	—
Dividends, interest, and tax reclaims	138,706	229,653
Capital shares sold	1,935,929	8,605
Prepaid expenses	29,129	16,800

Total Assets	193,397,563	73,160,033

Liabilities

Payables
Investment securities purchased	—	—
Accrued expenses	63,534	47,190
Independent Director’s deferred compensation	55,237	22,075
Due to RE Advisers	32,665	38,987
Capital shares redeemed	90,025	2,677
Dividends	16	863

Total Liabilities	241,477	111,792

Net Assets	$193,156,086	$73,048,241

Net Assets Consist Of:

Unrealized appreciation (depreciation) of investments	$—	$6,866

Undistributed (over distributed) net investment income	(55,022)	(21,985)

Undistributed net realized gain (loss) from investments and futures transactions	—	(70)

Paid-in-capital applicable to outstanding shares of 193,211,067 of Daily Income Fund, 14,094,948 of Short-Term Government Securities Fund, 104,598,131 of Short-Term Bond Fund, 7,526,898 of Stock Index Fund, 19,224,875 of Value Fund, 14,294,413 of Growth Fund, 34,169,092 of Small- Company Stock Fund, and 8,253,458 of International Value Fund	193,211,108	73,063,430

Net Assets	$193,156,086	$73,048,241

Net Asset Value Per Share	$1.00	$5.18

58	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small- Company Stock Fund	International Value Fund

$542,320,392	$114,551,771	$904,290,127	$114,355,792	$1,220,522,761	$52,924,880
223	—	—	—	—	—
—	—	—	—	—	126,495

—	1,324	—	90,023	—	54,371
2,124,011	—	1,856,949	36,965	655,378	304,241
109,188	24,634	1,860,243	90,878	4,612,287	7,880
52,511	24,922	82,469	28,058	115,858	29,036

544,606,325	114,602,651	908,089,788	114,601,716	1,225,906,284	53,446,903

1,570,341	—	—	49,274	2,026,767	56,487
124,062	64,195	195,361	76,195	149,326	132,210
109,286	20,758	179,987	12,370	109,863	45,573
338,677	42,579	473,517	80,913	946,555	44,204
197,969	25,958	7,267,987	24,904	9,640,198	12,303
15,165	13,069	814,774	28,884	1,682,864	11,664

2,355,500	166,559	8,931,626	272,540	14,555,573	302,441

$542,250,825	$114,436,092	$899,158,162	$114,329,176	$1,211,350,711	$53,144,462

$(1,564,241)	$62,883,683	$392,492,892	$22,533,740	$203,356,037	$(2,752,640)

(107,687)	(20,652)	(185,319)	(12,370)	(113,249)	(42,028)

(346,860)	(4,860,062)	(2,967)	1,293,743	(10,455)	(25,590,246)

544,269,613	56,433,123	506,853,556	90,514,063	1,008,118,378	81,529,376

$542,250,825	$114,436,092	$899,158,162	$114,329,176	$1,211,350,711	$53,144,462

$5.18	$15.20	$46.77	$8.00	$35.45	$6.44

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	59

Statements of Operations

For the Period Ended December 31, 2015

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$270,253	$1,205,276
Dividends	—	—
Allocated from Master Portfolio
Income	—	—
Expense	—	—

Total Investment Income	270,253	1,205,276

Expenses

Management fees	942,628	338,226
Shareholder servicing fees	155,895	84,105
Director and Board meeting expenses	44,733	18,369
Custodian and accounting fees	37,974	67,789
Registration fees	36,643	29,601
Legal and audit fees	23,768	11,536
Printing	22,947	11,044
Insurance	8,074	3,185
Communication	7,446	3,758
Other expenses	4,420	9,627
Administration fees	—	—

Total Expenses	1,284,528	577,240

Less fees waived and expenses reimbursed by RE Advisers	(1,029,072)	—

Net Expenses	255,456	577,240

Net Investment Income (Loss)	14,797	628,036

Realized And Unrealized Gain (Loss) On Investments

Net realized gain on investments	—	4,120

Net change in unrealized appreciation (depreciation)	—	(175,228)

Net Gain (Loss) On Investments	—	(171,108)

Net Increase (Decrease) In Net Assets From Operations	$14,797	$456,928

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

(b)	Includes foreign tax witholding expense of $1,119 in Growth Fund and $592,169 in International Value Fund.

60	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund		Value Fund	Growth Fund		Small- Company Stock Fund	International Value Fund
$11,816,910	$—		$102,511	$1,909		$264,598	$7,524
—	—		22,633,444	668,160	(b)	14,966,965	5,596,703 (b)

—	2,355,952		—	—		—	—
—	(47,190)		—	—		—	—

11,816,910	2,308,762		22,735,955	670,069		15,231,563	5,604,227

3,357,408	—		4,417,711	694,621		9,054,531	1,530,297
201,783	146,827		409,645	143,633		334,518	136,038
135,161	24,584		217,912	24,751		258,526	47,365
201,657	17,440		147,679	49,551		183,946	185,065
56,213	22,899		59,713	27,642		103,158	33,075
64,937	32,620		101,658	31,907		122,961	76,400
36,636	28,326		80,301	23,879		65,054	23,604
23,632	4,698		37,210	3,883		40,503	8,362
12,337	4,507		27,074	8,226		22,987	8,037
27,055	9,068		17,588	4,993		14,727	5,864
—	289,108		—	—		—	—

4,116,819	580,077		5,516,491	1,013,086		10,200,911	2,054,107

—	—		—	—		—	(274,933)

4,116,819	580,077		5,516,491	1,013,086		10,200,911	1,779,174

7,700,091	1,728,685		17,219,464	(343,017)		5,030,652	3,825,053

114,315	1,633,599	(a)	44,331,132	7,197,597		53,727,343	1,381,283

(5,372,802)	(2,360,690	)(a)	(72,838,672)	2,249,155		(125,710,659)	(15,051,719)

(5,258,487)	(727,091)		(28,507,540)	9,446,752		(71,983,316)	(13,670,436)

$2,441,604	$1,001,594		$(11,288,076)	$9,103,735		$(66,952,664)	$(9,845,383)

The accompanying notes are an integral part of these financial statements.	Statements of Operations	61

Statements of Changes In Net Assets

	Daily Income Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) In Net Assets

Operations

Net investment income	$14,797	$14,070
Net realized gain on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	14,797	14,070

Distributions to Shareholders

Net investment income	(18,858)	(20,921)
Net realized gain on investments	—	—

Total distributions to shareholders	(18,858)	(20,921)

Capital Share Transactions

Net capital share transactions	(3,610,648)	(15,530,338)

Total increase (decrease) in net assets from capital transactions	(3,610,648)	(15,530,338)

Total Increase (Decrease) In Net Assets	(3,614,709)	(15,537,189)
Net Assets

Beginning of period	196,770,795	212,307,984
End of Period	193,156,086	196,770,795

Undistributed (over distributed) net investment income	(55,022)	(50,961)

62	Statements of Changes In Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$628,036	$780,900	$7,700,091	$7,511,934	$1,728,685	$1,617,325
4,120	5,615	114,315	45,590	1,633,599	1,104,473
(175,228)	33,202	(5,372,802)	1,538,440	(2,360,690)	10,763,126

456,928	819,717	2,441,604	9,095,964	1,001,594	13,484,924

(629,628)	(783,717)	(7,751,827)	(7,533,719)	(1,864,640)	(1,621,036)
(4,225)	(7,372)	—	—	—	—

(633,853)	(791,089)	(7,751,827)	(7,533,719)	(1,864,640)	(1,621,036)

(3,436,050)	(9,497,916)	(24,134,382)	33,830,112	(864,054)	1,038,944

(3,436,050)	(9,497,916)	(24,134,382)	33,830,112	(864,054)	1,038,944

(3,612,975)	(9,469,288)	(29,444,605)	35,392,357	(1,727,100)	12,902,832

76,661,216	86,130,504	571,695,430	536,303,073	116,163,192	103,260,360
73,048,241	76,661,216	542,250,825	571,695,430	114,436,092	116,163,192

(21,985)	(20,358)	(107,687)	(96,017)	(20,652)	(18,088)

The accompanying notes are an integral part of these financial statements.	Statements of Changes In Net Assets	63

Statements of Changes in Net Assets (Continued)

	Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase (Decrease) In Net Assets

Operations

Net investment income	$17,219,464	$14,289,549
Net realized gain on investments	44,331,132	6,154,536
Net change in unrealized appreciation (depreciation)	(72,838,672)	92,481,055

Increase (decrease) in net assets from operations	(11,288,076)	112,925,140

Distributions to Shareholders

Net investment income	(17,242,908)	(14,318,699)
Net realized gain on investments	(44,333,001)	(1,464,223)

Total distributions to shareholders	(61,575,909)	(15,782,922)

Capital Share Transactions

Net capital share transactions	33,164,727	25,244,114

Total increase (decrease) in net assets from capital transactions	33,164,727	25,244,114

Total Increase (Decrease) In Net Assets	(39,699,258)	122,386,332
Net Assets

Beginning of period	$938,857,420	$816,471,088
End of Period	$899,158,162	$938,857,420

Undistributed (over distributed) net investment income	(185,319)	(161,875)

64	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Growth Fund		Small- Company Stock Fund		International Value Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$(343,017)	$(270,843)	$5,030,652	$3,604,635	$3,825,053	$6,667,120
7,197,597	9,400,268	53,727,343	10,199,698	1,381,283	2,722,042
2,249,155	(2,080,242)	(125,710,659)	63,236,859	(15,051,719)	(29,730,070)

9,103,735	7,049,183	(66,952,664)	77,041,192	(9,845,383)	(20,340,908)

—	—	(5,057,427)	(3,635,031)	(3,690,626)	(6,614,230)
(7,022,077)	(8,679,354)	(53,730,621)	(10,204,210)	—	—

(7,022,077)	(8,679,354)	(58,788,048)	(13,839,241)	(3,690,626)	(6,614,230)

18,530,789	20,320,275	277,290,991	151,541,063	(141,093,232)	19,680,685

18,530,789	20,320,275	277,290,991	151,541,063	(141,093,232)	19,680,685

20,612,447	18,690,104	151,550,279	214,743,014	(154,629,241)	(7,274,453)

$93,716,729	$75,026,625	$1,059,800,432	$845,057,418	$207,773,703	$215,048,156
$114,329,176	$93,716,729	$1,211,350,711	$1,059,800,432	$53,144,462	$207,773,703

(12,370)	(10,017)	(113,249)	(86,474)	(42,028)	(90,876)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	65

Financial Highlights

Daily Income Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015		2014		2013		2012		2011
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	—		—		—		—		—
Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—
Total distributions	—		—		—		—		—
Redemption fee (d)	—		—		—		—		—
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$193,156		$196,771		$212,308		$208,527		$195,173
Ratio of net investment income to average net assets	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.01%	(a,c)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.68%		0.66%		0.66%		0.67%		0.68%
Ratio of expenses to average net assets	0.14%	(a,c)	0.09%	(a,c)	0.11%	(a,c)	0.15%	(a,c)	0.14%	(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2011, 2012, 2013, 2014, 2015 and through the date of this report.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

66	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$5.20	$5.19	$5.28	$5.27	$5.26
Income from investment operations
Net investment income	0.04	0.05	0.05	0.06	0.09
Net realized and unrealized gain (loss) on investments	(0.02)	0.01	(0.09)	0.02	0.01
Total from investment operations	0.02	0.06	(0.04)	0.08	0.10

Distributions
Net investment income	(0.04)	(0.05)	(0.05)	(0.06)	(0.09)
Net realized gain	— (a)	— (a)	— (a)	(0.01)	— (a)
Total distributions	(0.04)	(0.05)	(0.05)	(0.07)	(0.09)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.18	$5.20	$5.19	$5.28	$5.27

Total Return	0.46%	1.16%	-0.72%	1.50%	2.03%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$73,048	$76,661	$86,131	$94,130	$84,559
Ratio of net investment income to average net assets	0.84%	0.95%	0.96%	1.19%	1.76%
Ratio of expenses to average net assets	0.77%	0.71%	0.69%	0.69%	0.71%
Portfolio turnover rate	32%	20%	20%	36%	32%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	67

Financial Highlights

Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$5.23	$5.22	$5.22	$5.12	$5.19
Income from investment operations
Net investment income	0.07	0.07	0.08	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.05)	0.01	— (a )	0.10	(0.07)
Total from investment operations	0.02	0.08	0.08	0.23	0.10
Distributions
Net investment income	(0.07)	(0.07)	(0.08)	(0.13)	(0.17)
Net realized gain	—	—	—	—	—
Total distributions	(0.07)	(0.07)	(0.08)	(0.13)	(0.17)
Redemption fee (b)	—	—	—	—	—
Net Asset Value, End of Year	$5.18	$5.23	$5.22	$5.22	$5.12

Total Return	0.43%	1.56%	1.64%	4.58%	1.90%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$542,251	$571,695	$536,303	$426,481	$374,557
Ratio of net investment income to average net assets	1.38%	1.35%	1.61%	2.53%	3.22%
Ratio of expenses to average net assets	0.74%	0.73%	0.74%	0.76%	0.77%
Portfolio turnover rate	20%	26%	32%	44%	31%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

68	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$15.33	$13.74	$10.57		$9.32	$9.31
Income from investment operations
Net investment income	0.25	0.22	0.18		0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.13)	1.59	3.17		1.25	0.01
Total from investment operations	0.12	1.81	3.35		1.43	0.15
Distributions
Net investment income	(0.25)	(0.22)	(0.18)		(0.18)	(0.14)
Net realized gain	—	—	—		—	—
Total distributions	(0.25)	(0.22)	(0.18)		(0.18)	(0.14)
Redemption fee	—	—	—	(a,b)	—	— (a)
Net Asset Value, End of Year	$15.20	$15.33	$13.74		$10.57	$9.32

Total Return	0.79%	13.15%	31.72%		15.30%	1.65%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$114,436	$116,163	$103,260		$71,514	$61,844
Ratio of net investment income to average net assets	1.49%	1.49%	1.55%		1.74%	1.52%
Ratio of expenses to average net assets	0.54%	0.54%	0.56%		0.60%	0.61%
Portfolio turnover rate (c)	N/A	N/A	N/A		N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	See Appendix for the portfolio turnover of the S&P 500 Stock Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	69

Financial Highlights

Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$50.79	$45.46	$34.09	$30.71	$30.70
Income from investment operations
Net investment income	0.94	0.78	0.76	0.71	0.50
Net realized and unrealized gain (loss) on investments	(1.59)	5.41	11.37	3.38	—(b )
Total from investment operations	(0.65)	6.19	12.13	4.09	0.50
Distributions
Net investment income	(0.94)	(0.78)	(0.76)	(0.71)	(0.49)
Net realized gain	(2.43)	(0.08)	—	—	—
Total distributions	(3.37)	(0.86)	(0.76)	(0.71)	(0.49)
Redemption fee	—	—	—(a,b )	—(b )	—(b )
Net Asset Value, End of Year	$46.77	$50.79	$45.46	$34.09	$30.71

Total Return	-1.28%	13.66%	35.74%	13.38%	1.60%
Ratios/Supplemental Data
Net assets, end of year (thousands)	899,158	938,857	816,471	600,544	540,772
Ratio of net investment income to average net assets	1.85%	1.64%	1.86%	2.13%	1.59%
Ratio of expenses to average net assets	0.59%	0.61%	0.64%	0.68%	0.70%
Portfolio turnover rate	8%	2%	2%	2%	6%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

70	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Year	$7.79	$7.92	$5.71	$5.17		$5.80
Income from investment operations
Net investment loss	—	—	—	—(b	)	(0.01)
Net realized and unrealized gain (loss) on investments	0.73	0.66	2.48	0.91		(0.11)
Total from investment operations	0.73	0.66	2.48	0.91		(0.12)
Distributions
Net investment income	—	—	—	—(b	)	—
Net realized gain	(0.52)	(0.79)	(0.27)	(0.37)		(0.51)
Total distributions	(0.52)	(0.79)	(0.27)	(0.37)		(0.51)
Redemption fee	—	—	—(a,b )	—(b	)	—(b )
Net Asset Value, End of Year	$8.00	$7.79	$7.92	$5.71		$5.17

Total Return	9.43%	8.38%	43.40%	17.57%		-2.09%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$114,329	$93,717	$75,027	$41,836		$32,434
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.32)%(c)	(0.32)%(c)	0.00%(c)		(0.19)%(c)
Ratio of gross expenses before expense limitation to average net assets	0.95%	0.97%	1.04%	1.11%		1.14%
Ratio of expenses to average net assets	0.95%	0.95%(c)	0.95%(c)	0.95%(c)		0.95%(c)
Portfolio turnover rate	40%	49%	39%	51%		67%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2016.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	71

Financial Highlights

Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$39.28	$36.86	$27.10		$22.89	$22.79
Income from investment operations
Net investment income (loss)	0.15	0.14	0.12		0.22	0.03
Net realized and unrealized gain (loss) on investments	(2.19)	2.80	9.79		4.27	0.10
Total from investment operations	(2.04)	2.94	9.91		4.49	0.13
Distributions
Net investment income	(0.15)	(0.14)	(0.12)		(0.22)	(0.03)
Net realized gain	(1.64)	(0.38)	(0.03)		(0.06)	—
Total distributions	(1.79)	(0.52)	(0.15)		(0.28)	(0.03)
Redemption fee	—	—	—	(a,b)	— (b)	— (b)
Net Asset Value, End of Year	$35.45	$39.28	$36.86		$27.10	$22.89

Total Return	-5.18%	7.97%	36.58%		19.63%	0.58%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$1,211,351	$1,059,800	$845,057		$390,373	$190,426
Ratio of net investment income to average net assets	0.43%	0.38%	0.44%		1.05%	0.17%
Ratio of expenses to average net assets	0.86%	0.89%	0.91%		1.00%	1.06%
Portfolio turnover rate	16%	3%	1%		1%	2%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

72	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

International Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$7.17	$8.13	$6.70		$5.96	$7.57
Income from investment operations
Net investment income	0.47	0.24	0.14		0.16	0.16(b	)
Net realized and unrealized gain (loss) on investments	(0.72)	(0.96)	1.43		0.87	(1.40)
Total from investment operations	(0.25)	(0.72)	1.57		1.03	(1.24)
Distributions
Net investment income	(0.48)	(0.24)	(0.14)		(0.16)	(0.27	)(c)
Net realized gain	—	—	—		—	—
Return of capital	—	—	—		(0.13)	(0.10	)(c)
Total distributions	(0.48)	(0.24)	(0.14)		(0.29)	(0.37)
Redemption fee	—	—	—	(d,e)	— (e)	—	(e)
Net Asset Value, End of Year	$6.44	$7.17	$8.13		$6.70	$5.96

Total Return	-3.48%	-8.90%	23.44%		17.41%	-16.55%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$53,144	$207,774	$215,048		$169,382	$144,421
Ratio of net investment income to average net assets	1.87% (a)	3.04%	1.95%		2.47%	2.44%	(b)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.01%	0.97%	0.96%		0.99%	1.00%
Ratio of expenses to average net assets	0.87% (a)	0.97%	0.96%		0.99%	0.99%	(b)
Portfolio turnover rate	62%	24%	19%		23%	34%

(a)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadvisor Mercator and the fee paid to SSgA, beginning September 7, 2015 through January 7, 2016, the period in which SSgA was subadvisor.

(b)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2016.

(c)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of 0.37. This revision did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.

(d)	Effective May 1, 2013, the redemption fee was eliminated.

(e)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	73

Notes to Financial Statements

1. Organization

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (each a “Fund” and collectively the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the portfolios except for the Growth Fund are diversified for purposes of the federal securities laws.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At December 31, 2015, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2015, the Stock Index Fund’s investment constituted 1.59% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by RE Advisers (“Adviser”) or the Funds’ subadvisor, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Accounting principles generally accepted in the United States (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

74	Notes to Financial Statements

Notes to Financial Statements (Continued)

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Short-term fixed income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2015 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2015 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$86,724,822	$—	$86,724,822
Commercial Paper	—	83,266,721	—	83,266,721
Corporate Bonds	—	2,890,500	—	2,890,500
Cash Equivalents	18,411,756	—	—	18,411,756

Total	$18,411,756	$172,882,043	$—	$191,293,799

Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$—	$41,999,405	$186,606	$42,186,011
Corporate Bonds	—	23,438,812	—	23,438,812
Commercial Paper	—	3,499,840	—	3,499,840
Mortgage Backed Securities	—	2,599,984	—	2,599,984
Municipal Bonds	—	1,039,696	—	1,039,696
Asset Backed Securities	—	139,681	—	139,681
Cash Equivalents	951	—	—	951

Total	$951	$72,717,418	$186,606	$72,904,975

Notes to Financial Statements	75

Notes to Financial Statements (Continued)

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$171,444,991	$—	$171,444,991
Asset Backed Securities	—	132,025,722	—	132,025,722
Municipal Bonds	—	118,388,451	—	118,388,451
Yankee Bonds	—	45,334,836	—	45,334,836
U.S. Government & Agency Obligations	—	37,839,469	—	37,839,469
Mortgage Backed Securities	—	17,159,634	248,689	17,408,323
Commercial Paper	—	19,877,825	—	19,877,825
Cash Equivalents	775	—	—	775

Total	$775	$542,070,928	$248,689	$542,320,392

Value Fund
Common Stocks	$877,893,681	$—	$—	$877,893,681
Commercial Paper	—	13,999,066	—	13,999,066
Cash Equivalents	12,397,380	—	—	12,397,380

Total	$890,291,061	$13,999,066	$—	$904,290,127

Growth Fund
Common Stocks	$111,835,725	$—	$—	$111,835,725
Cash Equivalents	2,520,067	—	—	2,520,067

Total	$114,355,792	$—	$—	$114,355,792

Small-Company Stock Fund
Common Stocks	$1,104,032,017	$—	$—	$1,104,032,017
Exchange Traded Funds	34,918,500	—	—	34,918,500
Commercial Paper	—	68,991,338	—	68,991,338
Cash Equivalents	12,580,906	—	—	12,580,906

Total	$1,151,531,423	$68,991,338	$—	$1,220,522,761

International Value
Common Stocks
Foreign Equities	$—	$51,763,515	$—	$51,763,515
American Depository Receipts	1,023,181	—	—	1,023,181
Cash Equivalents	138,184	—	—	138,184

Total	$1,161,365	$51,763,515	$—	$52,924,880

Short Term Government Securities Fund — Level 3			U.S. Government & Agency Obligations	Total
Balance as of December 31, 2014			$—	$—
Purchase at cost			—	—
Sales at proceeds			—	—
Realized gain/(loss)			—	—
Change in unrealized appreciation/(depreciation)			—	—
Accretion/(amortization)			—	—
Transfer into Level 3			186,606	186,606
Transfer out of Level 3			—	—

Balance as of December 31, 2015			$186,606	$186,606

76	Notes to Financial Statements

Notes to Financial Statements (Continued)

Short Term Bond Fund — Level 3	Asset Backed Securities	Mortgage Backed Securities	Total
Balance as of December 31, 2014	$12,742	$68,516	$81,258
Purchase at cost	—	—	—
Sales at proceeds	(12,822)	(16,895)	(29,717)
Realized gain/(loss)	1,309	—	1,309
Change in unrealized appreciation/(depreciation)	(1,243)	30,713	29,470
Accretion/(amortization)	14	—	14
Transfer into Level 3	—	166,355	166,355
Transfer out of Level 3	—	—	—

Balance as of December 31, 2015	$—	$248,689	$248,689

At December 31, 2015, the Short-Term Government Securities Fund held one security with a fair value of $186,606 and Short-Term Bond Fund held two securities with a fair value of $248,689 classified as a level 3 in the fair value hierarchy. The securities were valued by an external pricing service and observable inputs were not available.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Revisions: The tax character of certain distributions from the International Value Fund for the fiscal year 2011 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital. Distributions from return of capital increased and distributions from net investment income decreased by $2,295,839. This revision impacts the Financial Highlights. This revision did not impact net assets, total distributions or total return. Management does not believe this revision is material to the financial statements.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, December 31, 2015, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

Notes to Financial Statements	77

Notes to Financial Statements (Continued)

3. Federal Income Tax Information

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2015 include paydown losses for Short-Term Government Securities and Short-Term Bond Fund, operating losses not utilized in the current year and foreign currency transactions for Growth Fund, and passive foreign investment company transactions, foreign currency transactions, and gains and losses, wash sale, and passive foreign investment company transactions related to a redemption in kind for International Value Fund.

The tax reclassifications for 2015 are as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Short-Term Government Securities Fund	$(35)	$35	$—
Short-Term Bond Fund	$40,066	$(40,066)	$—
Stock Index Fund	$133,391	$(133,391)	$—
Growth Fund	$340,664	$(13)	$(340,651)
International Value Fund	$(85,579)	$478,369	$(392,790)

Tax character of distributions paid in 2015 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$18,858	$—	$—	$18,858
Short-Term Government Securities Fund	$632,544	$1,309	$—	$633,853
Short-Term Bond Fund	$7,751,827	$—	$—	$7,751,827
Stock Index Fund	$1,864,640	$—	$—	$1,864,640
Value Fund	$17,242,908	$44,333,001	$—	$61,575,909
Growth Fund	$67,576	$6,954,501	$—	$7,022,077
Small-Company Stock Fund	$9,434,045	$49,354,003	$—	$58,788,048
International Value Fund	$3,690,626	$—	$—	$3,690,626

Tax character of distributions paid in 2014 was as follows:

	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$20,921	$—	$—	$20,921
Short-Term Government Securities Fund	$787,564	$66	$3,459	$791,089
Short-Term Bond Fund	$7,533,719	$—	$—	$7,533,719
Stock Index Fund	$1,621,036	$—	$—	$1,621,036
Value Fund	$14,318,699	$1,464,223	$—	$15,782,922
Growth Fund	$513,809	$8,165,545	$—	$8,679,354
Small-Company Stock Fund	$4,367,901	$9,471,340	$—	$13,839,241
International Value Fund	$6,614,230	$—	$—	$6,614,230

78	Notes to Financial Statements

Notes to Financial Statements (Continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2015 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral
Daily Income Fund	$215	$—	$—	$—
Short-Term Government Securities Fund	$90	$—	$6,866	$—
Short-Term Bond Fund	$1,599	$—	$(1,564,241)	$(346,860)[1]
Stock Index Fund	$135	$—	$63,751,547	$(5,727,926)[2]
Value Fund	$—	$—	$392,492,892	$—
Growth Fund	$—	$1,310,432	$22,517,141	$—
Small-Company Stock Fund	$—	$—	$203,356,037	$—
International Value Fund	$70,411	$—	$(2,892,017)	$(25,517,735)[3]

1	Short-Term Bond Fund: $346,860 expires in 2018.
2	Stock Index Fund: Late year loss deferral of $18,130. $901,210 expires in 2016, $1,852,602 expires in 2017, $2,955,984 expires in 2018.
3	International Value Fund: $359,970 expires in 2016, $16,584,336 expires in 2017, $5,368,193 expires in 2018, and $3,205,236 has no expiration.

Short-Term Bond Fund and Stock Index Fund utilized $74,249 and $2,229,948, respectively, in 2015.

At December 31, 2015, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$191,293,799	$—	$—	$—
Short-Term Government Securities Fund	$72,898,109	$283,338	$(276,472)	$6,866
Short-Term Bond Fund	$543,884,633	$5,029,467	$(6,593,708)	$(1,564,241)
Value Fund	$511,797,244	$404,609,203	$(12,116,320)	$392,492,883
Growth Fund	$91,838,651	$24,548,431	$(2,031,290)	$22,517,141
Small-Company Stock Fund	$1,017,166,724	$269,159,530	$(65,803,493)	$203,356,037
International Value Fund	$55,800,655	$4,068,613	$(6,944,388)	$(2,875,775)

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2015, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$12,375,129	$6,662,043
Short-Term Bond Fund	$100,998,348	$115,459,389
Value Fund	$75,223,401	$86,092,701
Growth Fund	$51,679,261	$41,931,426
Small-Company Stock Fund	$367,112,139	$177,229,196
International Value Fund	$117,526,608	$252,387,655

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2015, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$9,432,922	$17,777,044
Short-Term Bond Fund	$6,682,689	$13,904,215

Notes to Financial Statements	79

Notes to Financial Statements (Continued)

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Value Fund. The subadvisors select, buy, and sell securities under the oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds.

Mercator Asset Management, L.P. (“Mercator”) was the subadvisor for the International Value Fund up until September 7, 2015. The Homestead Funds’ Board of Directors, based on a recommendation from RE Advisers, voted to terminate the contract with Mercator effective September 7, 2015. The Board appointed SSGA Funds Management, Inc. (“SSGA FM”) as interim subadvisor to the Fund until Harding began as the permanent subadvisor on January 15, 2016.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued from 2010 through the date of issuance of this report. Management fees waived for the period ended December 31, 2015, amounted to $942,628 for Daily Income Fund. Additionally, RE Advisers paid the Daily Income Fund $86,444 during the period for expense reimbursements.

For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver, waived from its management fee due to it from International Value Fund the amount equal to the subadvisory fees it would have paid to Mercator less the amount it paid to SSGA FM for subadvisory services. Management fees waived for the period ended December 31, 2015 amounted to $274,933 for the International Value Fund.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.

The Funds’ shares are sold through channels including financial intermediaries that may establish a single, omnibus account with the beneficial owners being individual accounts within the financial intermediary. As of December 31, 2015, there was one such account in

80	Notes to Financial Statements

Notes to Financial Statements (Continued)

the Value Fund, accounting for 20% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 32%, 16%, 14%, and 13% of the outstanding shares, respectively. 7% of the outstanding shares of the Daily Income Fund are owned by RE Advisers, the investment adviser to the Fund.

6. Significant Unusual Transactions

On December 21, 2015 there was a significant shareholder redemption from the International Value Fund. The total redemption proceeds were $106,349,948 or 66.3% of the net assets at the time. The shareholder received a proportionate slice of each security held in the portfolio.

7. Subsequent Events

On January 5, 2016, shareholders voted to name Harding as the subadvisor of the International Value Fund in accordance with a recommendation by the Board of Directors. Effective January 15, 2016, Harding assumed responsibility for managing the portfolio. In conjunction with this change, the fund was renamed the International Equity Fund. There was no impact on the financial statements for the reporting period.

8. Capital Share Transactions

As of December 31, 2015, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended December 31, 2015
In Dollars
Daily Income Fund	$107,792,234	$14,378	$107,806,612	$(111,417,260)	$(3,610,648)
Short-Term Government Securities Fund	$10,026,818	$619,317	$10,646,135	$(14,082,185)	$(3,436,050)
Short-Term Bond Fund	$88,263,471	$7,582,605	$95,846,076	$(119,980,458)	$(24,134,382)
Stock Index Fund	$12,542,623	$1,851,784	$14,394,407	$(15,258,461)	$(864,054)
Value Fund	$107,132,893	$60,649,881	$167,782,774	$(134,618,047)	$33,164,727
Growth Fund	$26,373,556	$6,988,017	$33,361,573	$(14,830,784)	$18,530,789
Small-Company Stock Fund	$466,931,287	$57,105,184	$524,036,471	$(246,745,480)	$277,290,991
International Value Fund	$35,006,268	$3,678,962	$38,685,230	$(179,778,462)	$(141,093,232)
In Shares
Daily Income Fund	107,792,234	14,378	107,806,612	(111,417,260)	(3,610,648)
Short-Term Government Securities Fund	1,925,137	118,821	2,043,958	(2,703,426)	(659,468)
Short-Term Bond Fund	16,908,136	1,454,167	18,362,303	(22,999,293)	(4,636,990)
Stock Index Fund	815,097	121,828	936,925	(989,750)	(52,825)
Value Fund	2,128,643	1,284,971	3,413,614	(2,674,308)	739,306
Growth Fund	3,210,348	870,579	4,080,927	(1,814,442)	2,266,485
Small-Company Stock Fund	11,924,263	1,610,866	13,535,129	(6,346,853)	7,188,276
International Value Fund	4,793,373	571,267	5,364,640	(26,104,346)	(20,739,706)

Period Ended December 31, 2014
In Dollars
Daily Income Fund	$107,567,680	$20,305	$107,587,985	$(123,118,323)	$(15,530,338)
Short-Term Government Securities Fund	$10,130,485	$770,184	$10,900,669	$(20,398,585)	$(9,497,916)
Short-Term Bond Fund	$132,512,687	$7,388,128	$139,900,815	$(106,070,703)	$33,830,112
Stock Index Fund	$16,184,681	$1,609,483	$17,794,164	$(16,755,220)	$1,038,944
Value Fund	$116,770,643	$15,540,554	$132,311,197	$(107,067,083)	$25,244,114
Growth Fund	$28,753,850	$8,624,694	$37,378,544	$(17,058,269)	$20,320,275
Small-Company Stock Fund	$367,210,570	$13,351,705	$380,562,275	$(229,021,212)	$151,541,063
International Value Fund	$42,195,331	$6,607,729	$48,803,060	$(29,122,375)	$19,680,685
In Shares
Daily Income Fund	107,567,680	20,305	107,587,985	(123,118,323)	(15,530,338)
Short-Term Government Securities Fund	1,946,519	147,970	2,094,489	(3,922,846)	(1,828,357)
Short-Term Bond Fund	25,272,096	1,408,893	26,680,989	(20,235,879)	6,445,110
Stock Index Fund	1,127,870	104,991	1,232,861	(1,166,911)	65,950
Value Fund	2,451,657	311,019	2,762,676	(2,237,043)	525,633
Growth Fund	3,555,344	1,103,253	4,658,597	(2,101,288)	2,557,309
Small-Company Stock Fund	9,918,888	339,911	10,258,799	(6,207,162)	4,051,637
International Value Fund	5,297,414	921,578	6,218,992	(3,662,175)	2,556,817

Notes to Financial Statements	81

Directors and Officers

Independent   |   (Unaudited)

Each Director serves until his resignation or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna
4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director; Chairman of the Board; Member of Audit Committee; Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present) Of Counsel, Krooth & Altman LLP (law firm) (2008-2010) Partner, Krooth & Altman LLP (1981-2007)	8	None
Douglas W. Johnson
4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director; Chairman of Audit Committee; Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1989-Present)	8	None
Kenneth R. Meyer
4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director; Chairman of Compensation Committee; Member of Audit Committee	2005-Present	Retired (2004-Present)	8	None
Anthony M. Marinello
4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2004-Present)	8	None
Sheldon C. Petersen
4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present)	8	None
Mark Rose
4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-Present)	8	None
Peter J. Tonetti
4301 Wilson Boulevard Arlington, Virginia 22203 02/11/53	Director; Member of Audit Committee; Member of Compensation Committee	2010-Present	Retired (2015-Present); Chief Investment Officer, Hamilton College (2008-2015) Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

82	Directors and Officers

Directors and Officers

Independent   |   (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Anthony C. Williams
4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2000-Present)	8	None

Directors and Officers	83

Directors and Officers

Interested   |   (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Stephen J. Kaszynski(1)
4301 Wilson Boulevard Arlington, Virginia, 22203 3/10/54	Director; President; Chief Executive Officer	2015-Present	President, Chief Executive Officer and Director, RE Advisers (2015-Present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014).	8	RE Advisers
Cynthia L. Dove
4301 Wilson Boulevard Arlington, Virginia 22203 04/05/60	Vice President; Chief Operations Officer	2010-Present	Director, Investment Services, RE Advisers (1998-Present); President and Director, RE Investment Corporation (2015-Present); Director, RE Advisers Corporation (2015-Present); Vice President, RE Advisers Corporation (2012-Present); Vice President, RE Investment Corporation (2012-2015).	Not Applicable	Not Applicable
Danielle C. Sieverling
4301 Wilson Boulevard Arlington, VA 22203 02/25/71	Chief Compliance Officer	2005-Present

Vice President and Chief Risk and Compliance Officer, NRECA (2008-2015); Vice President and Director, RE Investment Corporation (2015-Present); Chief Compliance Officer, RE Advisers Corporation (2005-Present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015), Chief Compliance Officer, RE Investment Corporation (2005-2014).

				Not Applicable	Not Applicable
Kelly B. Whetstone
4301 Wilson Boulevard Arlington, VA 22203 11/21/77	Secretary	2008-Present

Counsel and Senior Director of Securities Compliance, NRECA (2012-Present); Chief Compliance Officer, RE Investment Corporation (2014-Present); Secretary, RE Advisers Corporation (2008-Present); Secretary, RE Investment Corporation (2008-2014); Counsel and Director of Compliance, NRECA (2007-2012).

				Not Applicable	Not Applicable
Amy M. DiMauro
4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-Present

Director, Finance and Accounting-Mutual Funds, NRECA (2014-Present); Treasurer and Director, RE Investment Corporation (2006-Present); Treasurer and Director, RE Advisers Corporation (2010-Present); Treasurer and Director, Electric Cooperative Life Insurance Company (2013-Present); Treasurer and Director, Cooperating Insurance Services, Inc. (2013-Present); Director, Daily Pricing, NRECA (2007-2014).

				Not Applicable	Not Applicable

(1)	Mr. Kaszynski is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kaszynski is the President, Chief Executive Officer and a director of RE Advisers, Homestead Funds’ investment adviser.

84	Directors and Officers

Portfolio of Investments

S&P 500 Index Master Portfolio  |  December 31, 2015

Common Stocks | 94.7% of net assets

Aerospace & Defense | 2.6%	Shares	Value
Boeing Co.	240,495	$34,773,172
General Dynamics Corp.	113,371	15,572,640
Honeywell International, Inc.	294,035	30,453,205
L-3 Communications Holdings, Inc.	30,482	3,642,904
Lockheed Martin Corp.	100,838	21,896,972
Northrop Grumman Corp.	69,580	13,137,400
Precision Castparts Corp.	52,489	12,177,973
Raytheon Co.	115,181	14,343,490
Rockwell Collins, Inc.	50,000	4,615,000
Textron, Inc.	104,888	4,406,345
United Technologies Corp.	314,280	30,192,879
Total Aerospace & Defense		185,211,980

Air Freight & Logistics | 0.6%
C.H. Robinson Worldwide, Inc.	53,806	3,337,048
Expeditors International of Washington, Inc.	72,048	3,249,365
FedEx Corp.	100,157	14,922,391
United Parcel Service, Inc., Class B	265,024	25,503,260
Total Air Freight & Logistics		47,012,064

Airlines | 0.6%
American Airlines Group, Inc.	239,207	10,130,417
Delta Air Lines, Inc.	300,068	15,210,447
Southwest Airlines Co.	248,101	10,683,229
United Continental Holdings, Inc. (a)	143,341	8,213,439
Total Airlines		44,237,532

Auto Components | 0.4%
BorgWarner, Inc.	85,875	3,712,376
Delphi Automotive PLC	106,934	9,167,452
Goodyear Tire & Rubber Co.	102,223	3,339,625
Johnson Controls, Inc.	248,185	9,800,826
Total Auto Components		26,020,279

Automobiles | 0.6%
Ford Motor Co.	1,487,023	20,952,154
General Motors Co.	540,199	18,372,168
Harley-Davidson, Inc.	73,196	3,322,366
Total Automobiles		42,646,688

Banks | 5.7%
Bank of America Corp.	3,972,257	66,853,085
BB&T Corp.	295,820	11,184,954
Citigroup, Inc.	1,136,435	58,810,511
Comerica, Inc.	67,515	2,824,153
Fifth Third Bancorp	304,791	6,126,299
Huntington Bancshares, Inc.	304,770	3,370,756
JPMorgan Chase & Co.	1,403,220	92,654,617
KeyCorp	319,063	4,208,441
M&T Bank Corp.	61,034	7,396,100
PNC Financial Services Group, Inc. (c)	193,874	18,478,131
Regions Financial Corp.	502,732	4,826,227
SunTrust Banks, Inc.	194,546	8,334,351

Banks | 5.7% (Continued)	Shares	Value
US Bancorp	628,115	$26,801,667
Wells Fargo & Co.	1,774,929	96,485,141
Zions Bancorporation	77,740	2,122,302
Total Banks		410,476,735

Beverages | 2.2%
Brown-Forman Corp., Class B	38,763	3,848,391
Coca-Cola Co.	1,493,137	64,145,166
Coca-Cola Enterprises, Inc.	79,972	3,937,821
Constellation Brands, Inc., Class A	66,106	9,416,139
Dr Pepper Snapple Group, Inc.	72,432	6,750,662
Molson Coors Brewing Co., Class B	59,969	5,632,288
Monster Beverage Corp. (a)	57,702	8,595,290
PepsiCo, Inc.	556,258	55,581,299
Total Beverages		157,907,056

Biotechnology | 3.0%
Alexion Pharmaceuticals, Inc. (a)	85,814	16,369,020
Amgen, Inc.	287,716	46,704,938
Baxalta, Inc.	205,499	8,020,626
Biogen, Inc. (a)	85,037	26,051,085
Celgene Corp. (a)	299,968	35,924,168
Gilead Sciences, Inc.	549,816	55,635,881
Regeneron Pharmaceuticals, Inc. (a)	29,618	16,078,724
Vertex Pharmaceuticals, Inc. (a)	93,745	11,795,933
Total Biotechnology		216,580,375

Building Products | 0.1%
Allegion PLC	36,356	2,396,587
Masco Corp.	128,376	3,633,041
Total Building Products		6,029,628

Capital Markets | 2.0%
Affiliated Managers Group, Inc. (a)	20,598	3,290,736
Ameriprise Financial, Inc.	66,424	7,068,842
Bank of New York Mellon Corp.	417,285	17,200,488
BlackRock, Inc. (c)	48,211	16,416,810
Charles Schwab Corp.	457,474	15,064,619
E*Trade Financial Corp. (a)	110,106	3,263,542
Franklin Resources, Inc.	144,547	5,322,220
Goldman Sachs Group, Inc.	151,335	27,275,107
Invesco Ltd.	162,677	5,446,426
Legg Mason, Inc.	42,074	1,650,563
Morgan Stanley	578,141	18,390,665
Northern Trust Corp.	83,055	5,987,435
State Street Corp.	154,858	10,276,377
T. Rowe Price Group, Inc.	95,798	6,848,599
Total Capital Markets		143,502,429

Chemicals | 2.0%
Air Products & Chemicals, Inc.	73,970	9,624,237
Airgas, Inc.	25,115	3,473,907
CF Industries Holdings, Inc.	88,430	3,608,828
Dow Chemical Co.	429,352	22,103,041

The accompanying notes are an integral part of these financial statements.	Appendix	85

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

Common Stocks | 94.7% of net assets (Continued )

Chemicals | 2.0% (Continued)	Shares	Value
E.I. du Pont de Nemours & Co.	334,641	$22,287,091
Eastman Chemical Co.	56,411	3,808,307
Ecolab, Inc.	101,467	11,605,795
FMC Corp.	51,233	2,004,747
International Flavors & Fragrances, Inc.	30,579	3,658,472
LyondellBasell Industries NV, Class A	137,177	11,920,681
Monsanto Co.	167,907	16,542,198
Mosaic Co.	127,934	3,529,699
PPG Industries, Inc.	102,725	10,151,285
Praxair, Inc.	108,701	11,130,982
Sherwin-Williams Co.	30,064	7,804,614
Total Chemicals		143,253,884

Commercial Services & Supplies | 0.4%
ADT Corp. (b)	64,481	2,126,583
Cintas Corp.	33,874	3,084,228
Iron Mountain, Inc.	72,798	1,966,274
Pitney Bowes, Inc.	76,940	1,588,811
Republic Services, Inc.	91,353	4,018,619
Stericycle, Inc. (a)	32,190	3,882,114
Tyco International PLC	159,943	5,100,582
Waste Management, Inc.	159,593	8,517,478
Total Commercial Services & Supplies		30,284,689

Communications Equipment | 1.3%
Cisco Systems, Inc.	1,936,152	52,576,207
F5 Networks, Inc. (a)	27,190	2,636,342
Harris Corp.	47,079	4,091,165
Juniper Networks, Inc.	134,201	3,703,948
Motorola Solutions, Inc.	61,006	4,175,861
QUALCOMM, Inc.	573,823	28,682,543
Total Communications Equipment		95,866,066

Construction & Engineering | 0.1%
Fluor Corp.	54,461	2,571,648
Jacobs Engineering Group, Inc. (a)	46,610	1,955,289
Quanta Services, Inc. (a)	60,930	1,233,833
Total Construction & Engineering		5,760,770

Construction Materials | 0.1%
Martin Marietta Materials, Inc.	25,424	3,472,410
Vulcan Materials Co.	50,538	4,799,594
Total Construction Materials		8,272,004

Consumer Finance | 0.8%
American Express Co.	319,160	22,197,578
Capital One Financial Corp.	203,158	14,663,944
Discover Financial Services	163,062	8,743,384
Navient Corp.	143,530	1,643,419
Synchrony Financial (a)	318,136	9,674,516
Total Consumer Finance		56,922,841

Containers & Packaging | 0.2%	Shares	Value
Avery Dennison Corp.	34,921	$2,188,150
Ball Corp.	52,428	3,813,088
Owens-Illinois, Inc. (a)	60,630	1,056,175
Sealed Air Corp.	75,305	3,358,603
WestRock Co.	99,358	4,532,712
Total Containers & Packaging		14,948,728

Distributors | 0.1%
Genuine Parts Co.	57,527	4,940,736
Total Distributors		4,940,736

Diversified Consumer Services | 0.0%
H&R Block, Inc.	89,468	2,980,179
Total Diversified Consumer Services		2,980,179

Diversified Financial Services | 1.9%
Berkshire Hathaway, Inc., Class B (a)	715,094	94,421,012
CME Group, Inc.	129,039	11,690,933
IntercontinentalExchange Group, Inc.	45,292	11,606,528
Leucadia National Corp.	128,188	2,229,189
McGraw-Hill Financial, Inc.	103,400	10,193,172
Moody’s Corp.	66,123	6,634,782
NASDAQ OMX Group, Inc.	43,853	2,550,929
Total Diversified Financial Services		139,326,545

Diversified Telecommunication Services | 2.3%
AT&T, Inc.	2,346,504	80,743,203
CenturyLink, Inc.	209,466	5,270,164
Frontier Communications Corp.	443,273	2,070,085
Level 3 Communications, Inc. (a)	109,366	5,945,136
Verizon Communications, Inc.	1,551,983	71,732,654
Total Diversified Telecommunication Services		165,761,242

Electric Utilities | 1.6%
American Electric Power Co., Inc.	187,420	10,920,963
Duke Energy Corp.	262,794	18,760,864
Edison International	123,628	7,320,014
Entergy Corp.	68,122	4,656,820
Eversource Energy	120,351	6,146,326
Exelon Corp.	350,758	9,740,550
FirstEnergy Corp.	160,299	5,086,287
NextEra Energy, Inc.	175,850	18,269,056
Pepco Holdings, Inc.	96,326	2,505,439
Pinnacle West Capital Corp.	42,049	2,711,319
PPL Corp.	256,275	8,746,666
Southern Co.	346,768	16,225,275
Xcel Energy, Inc.	192,460	6,911,239
Total Electric Utilities		118,000,818

Electrical Equipment | 0.4%
AMETEK, Inc.	91,889	4,924,332
Eaton Corp. PLC	177,392	9,231,480
Emerson Electric Co.	249,350	11,926,410

86	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

Common Stocks | 94.7% of net assets (Continued )

Electrical Equipment | 0.4% (Continued )	Shares	Value
Rockwell Automation, Inc.	50,887	$5,221,515
Total Electrical Equipment		31,303,737

Electronic Equipment, Instruments & Components | 0.3%
Amphenol Corp., Class A	117,305	6,126,840
Corning, Inc.	451,663	8,256,400
FLIR Systems, Inc.	53,634	1,505,506
TE Connectivity Ltd.	147,391	9,522,933
Total Electronic Equipment, Instruments & Components		25,411,679

Energy Equipment & Services | 1.0%
Baker Hughes, Inc.	165,395	7,632,979
Cameron International Corp. (a)	72,670	4,592,744
Diamond Offshore Drilling, Inc.	23,577	497,475
Ensco PLC, Class A	89,455	1,376,712
FMC Technologies, Inc. (a)	87,231	2,530,571
Halliburton Co.	326,476	11,113,243
Helmerich & Payne, Inc.	41,087	2,200,209
National Oilwell Varco, Inc.	143,343	4,800,557
Schlumberger Ltd.	480,171	33,491,927
Transocean Ltd. (a)(b)	127,604	1,579,738
Total Energy Equipment & Services		69,816,155

Food & Staples Retailing | 2.2%
Costco Wholesale Corp.	166,763	26,932,224
CVS Health Corp.	422,889	41,345,858
Kroger Co.	371,604	15,544,195
Sysco Corp.	200,307	8,212,587
Wal-Mart Stores, Inc.	598,794	36,706,072
Walgreens Boots Alliance, Inc.	332,546	28,317,955
Whole Foods Market, Inc.	130,299	4,365,017
Total Food & Staples Retailing		161,423,908

Food Products | 1.6%
Archer-Daniels-Midland Co.	227,849	8,357,501
Campbell Soup Co.	68,340	3,591,267
ConAgra Foods, Inc.	163,821	6,906,693
General Mills, Inc.	227,190	13,099,776
Hershey Co.	55,424	4,947,701
Hormel Foods Corp.	51,142	4,044,309
J.M. Smucker Co.	45,407	5,600,499
Kellogg Co.	96,599	6,981,210
Keurig Green Mountain, Inc.	44,305	3,986,564
Kraft Heinz Co.	227,025	16,518,339
McCormick & Co., Inc.	44,003	3,764,897
Mead Johnson Nutrition Co.	75,219	5,938,540
Mondelez International, Inc., Class A	606,301	27,186,537
Tyson Foods, Inc., Class A	112,895	6,020,690
Total Food Products		116,944,523

Gas Utilities | 0.0%	Shares	Value
AGL Resources, Inc.	45,568	$2,907,694
Total Gas Utilities		2,907,694

Health Care Equipment & Supplies | 2.0%
Abbott Laboratories	569,068	25,556,844
Baxter International, Inc.	207,004	7,897,203
Becton Dickinson & Co.	80,403	12,389,298
Boston Scientific Corp. (a)	509,961	9,403,681
C.R. Bard, Inc.	28,155	5,333,683
DENTSPLY International, Inc.	53,050	3,228,092
Edwards Lifesciences Corp. (a)	81,594	6,444,294
Intuitive Surgical, Inc. (a)	14,254	7,784,965
Medtronic PLC	536,610	41,276,041
St. Jude Medical, Inc.	106,908	6,603,707
Stryker Corp.	120,023	11,154,938
Varian Medical Systems, Inc. (a)	37,730	3,048,584
Zimmer Biomet Holdings, Inc.	64,820	6,649,884
Total Health Care Equipment & Supplies		146,771,214

Health Care Providers & Services | 2.6%
Aetna, Inc.	133,113	14,392,178
AmerisourceBergen Corp.	74,585	7,735,210
Anthem, Inc.	99,259	13,840,675
Cardinal Health, Inc.	125,525	11,205,617
Cigna Corp.	98,290	14,382,776
DaVita HealthCare Partners, Inc. (a)	64,598	4,503,127
Express Scripts Holding Co. (a)(b)	258,008	22,552,479
HCA Holdings, Inc. (a)(b)	119,741	8,098,084
Henry Schein, Inc. (a)	31,645	5,005,922
Humana, Inc.	56,213	10,034,583
Laboratory Corp. of America Holdings (a)	38,173	4,719,710
McKesson Corp.	87,784	17,313,638
Patterson Cos., Inc.	32,950	1,489,669
Quest Diagnostics, Inc.	54,471	3,875,067
Tenet Healthcare Corp. (a)(b)	37,071	1,123,251
UnitedHealth Group, Inc.	363,912	42,810,608
Universal Health Services, Inc., Class B	34,809	4,159,327
Total Health Care Providers & Services		187,241,921

Health Care Technology | 0.1%
Cerner Corp. (a)	116,535	7,011,911
Total Health Care Technology		7,011,911

Hotels, Restaurants & Leisure | 1.8%
Carnival Corp.	175,645	9,569,140
Chipotle Mexican Grill, Inc. (a)(b)	11,817	5,670,388
Darden Restaurants, Inc.	43,263	2,753,257
Marriott International, Inc., Class A	73,547	4,930,591
McDonald’s Corp.	350,624	41,422,719
Royal Caribbean Cruises Ltd.	65,097	6,588,467
Starbucks Corp.	566,482	34,005,915
Starwood Hotels & Resorts Worldwide, Inc.	64,650	4,478,952
Wyndham Worldwide Corp.	44,319	3,219,775
Wynn Resorts Ltd.	31,147	2,155,061

The accompanying notes are an integral part of these financial statements.	Appendix	87

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

Common Stocks | 94.7% of net assets (Continued )

Hotels, Restaurants & Leisure | 1.8% (Continued )	Shares	Value
Yum! Brands, Inc.	163,620	$11,952,441
Total Hotels, Restaurants & Leisure		126,746,706

Household Durables | 0.4%
D.R. Horton, Inc.	123,864	3,967,364
Garmin Ltd.	45,658	1,697,108
Harman International Industries, Inc.	27,006	2,544,235
Leggett & Platt, Inc.	51,213	2,151,970
Lennar Corp., Class A	68,310	3,341,042
Mohawk Industries, Inc. (a)	24,120	4,568,087
Newell Rubbermaid, Inc.	101,616	4,479,233
PulteGroup, Inc.	123,123	2,194,052
Whirlpool Corp.	29,756	4,370,264
Total Household Durables		29,313,355

Household Products | 1.8%
Church & Dwight Co., Inc.	50,034	4,246,886
Clorox Co.	48,814	6,191,079
Colgate-Palmolive Co.	341,553	22,754,261
Kimberly-Clark Corp.	138,223	17,595,788
Procter & Gamble Co.	1,037,965	82,424,801
Total Household Products		133,212,815

Independent Power & Renewable Electricity Producers | 0.1%
AES Corp.	259,097	2,479,558
NRG Energy, Inc.	124,274	1,462,705
Total Independent Power & Renewable Electricity Producers		3,942,263

Industrial Conglomerates | 2.4%
3M Co.	234,929	35,389,705
Danaher Corp.	227,608	21,140,231
General Electric Co.	3,600,797	112,164,827
Roper Industries, Inc.	38,198	7,249,598
Total Industrial Conglomerates		175,944,361

Insurance | 2.6%
ACE Ltd.	123,702	14,454,579
Aflac, Inc.	163,426	9,789,217
Allstate Corp.	147,749	9,173,735
American International Group, Inc.	472,012	29,250,584
Aon PLC	104,502	9,636,129
Assurant, Inc.	25,099	2,021,473
Chubb Corp.	86,703	11,500,286
Cincinnati Financial Corp.	56,039	3,315,828
Hartford Financial Services Group, Inc.	157,412	6,841,125
Lincoln National Corp.	95,223	4,785,908
Loews Corp.	106,892	4,104,653
Marsh & McLennan Cos., Inc.	199,002	11,034,661
MetLife, Inc.	423,797	20,431,253
Principal Financial Group, Inc.	104,012	4,678,460
Progressive Corp.	222,331	7,070,126
Prudential Financial, Inc.	171,131	13,931,775

Insurance | 2.6% (Continued )	Shares	Value
Torchmark Corp.	44,249	$2,529,273
Travelers Cos., Inc.	116,058	13,098,306
Unum Group	94,148	3,134,187
XL Group PLC	115,071	4,508,482
Total Insurance		185,290,040

Internet & Catalog Retail | 2.1%
Amazon.com, Inc. (a)	146,627	99,103,723
Expedia, Inc.	44,430	5,522,649
Netflix, Inc. (a)	163,054	18,650,117
Priceline Group, Inc. (a)	19,009	24,235,525
TripAdvisor, Inc. (a)(b)	42,846	3,652,621
Total Internet & Catalog Retail		151,164,635

Internet Software & Services | 4.2%
Akamai Technologies, Inc. (a)	67,768	3,566,630
Alphabet, Inc., Class A (a)	111,137	86,465,698
Alphabet, Inc., Class C (a)	113,316	85,993,246
eBay, Inc. (a)	421,413	11,580,429
Equinix, Inc. (c)	23,643	7,149,643
Facebook, Inc., Class A (a)	866,111	90,647,177
VeriSign, Inc. (a)(b)	37,897	3,310,682
Yahoo!, Inc. (a)	331,457	11,024,260
Total Internet Software & Services		299,737,765

IT Services | 3.5%
Accenture PLC, Class A	238,296	24,901,932
Alliance Data Systems Corp. (a)(b)	23,311	6,447,123
Automatic Data Processing, Inc.	176,751	14,974,345
Cognizant Technology Solutions Corp., Class A (a)	231,284	13,881,666
CSRA, Inc.	52,490	1,574,700
Fidelity National Information Services, Inc.	106,846	6,474,868
Fiserv, Inc. (a)	87,186	7,974,031
International Business Machines Corp.	340,397	46,845,435
Mastercard, Inc., Class A	378,687	36,868,966
Paychex, Inc.	121,983	6,451,681
PayPal Holdings, Inc. (a)	424,460	15,365,452
Teradata Corp. (a)(b)	52,962	1,399,256
Total System Services, Inc.	64,216	3,197,957
Visa, Inc., Class A	742,527	57,582,969
Western Union Co.	194,260	3,479,197
Xerox Corp.	363,316	3,862,049
Total IT Services		251,281,627

Leisure Products | 0.1%
Hasbro, Inc.	42,655	2,873,241
Mattel, Inc.	128,486	3,490,964
Total Leisure Products		6,364,205

Life Sciences Tools & Services | 0.6%
Agilent Technologies, Inc.	125,750	5,257,608
Illumina, Inc. (a)	55,849	10,719,936

88	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

Common Stocks | 94.7% of net assets (Continued )

Life Sciences Tools & Services | 0.6% (Continued )	Shares	Value
PerkinElmer, Inc.	43,434	$2,326,759
Thermo Fisher Scientific, Inc.	152,246	21,596,095
Waters Corp. (a)(b)	31,218	4,201,319
Total Life Sciences Tools & Services		44,101,717

Machinery | 1.1%
Caterpillar, Inc.	222,112	15,094,732
Cummins, Inc.	63,044	5,548,502
Deere & Co.	118,296	9,022,436
Dover Corp.	59,371	3,640,036
Flowserve Corp.	49,918	2,100,549
Illinois Tool Works, Inc.	125,021	11,586,946
Ingersoll-Rand PLC	100,688	5,567,040
PACCAR, Inc.	134,692	6,384,401
Parker Hannifin Corp.	52,523	5,093,681
Pentair PLC	68,322	3,383,989
Snap-on, Inc.	22,074	3,784,146
Stanley Black & Decker, Inc.	57,121	6,096,524
Xylem, Inc.	69,479	2,535,983
Total Machinery		79,838,965

Media | 2.9%
Cablevision Systems Corp., New York Group, Class A	84,366	2,691,275
CBS Corp., Class B	165,455	7,797,894
Comcast Corp., Class A	931,729	52,577,467
Discovery Communications, Inc., Class A (a)(b)	57,385	1,531,032
Discovery Communications, Inc., Class C (a)(b)	97,018	2,446,794
Interpublic Group of Cos., Inc.	155,726	3,625,301
News Corp., Class A	145,390	1,942,410
News Corp., Class B	39,823	555,929
Omnicom Group, Inc.	92,186	6,974,793
Scripps Networks Interactive, Inc., Class A	35,252	1,946,263
TEGNA, Inc.	86,854	2,216,514
Time Warner Cable, Inc.	108,106	20,063,393
Time Warner, Inc.	305,259	19,741,100
Twenty-First Century Fox, Inc., Class A	446,680	12,131,829
Twenty-First Century Fox, Inc., Class B	163,618	4,455,318
Viacom, Inc., Class B	131,843	5,426,658
Walt Disney Co.	580,156	60,962,793
Total Media		207,086,763

Metals & Mining | 0.2%
Alcoa, Inc.	497,001	4,905,400
Freeport-McMoRan, Inc. (a)	431,404	2,920,605
Newmont Mining Corp.	200,749	3,611,474
Nucor Corp.	121,272	4,887,262
Total Metals & Mining		16,324,741

Multi-Utilities | 1.1%
Ameren Corp.	92,068	3,980,100
CenterPoint Energy, Inc.	163,262	2,997,490

Multi-Utilities | 1.1% (Continued )	Shares	Value
CMS Energy Corp.	104,981	$3,787,714
Consolidated Edison, Inc.	111,130	7,142,325
Dominion Resources, Inc.	227,110	15,361,720
DTE Energy Co.	68,102	5,461,099
NiSource, Inc.	121,657	2,373,528
PG&E Corp.	187,118	9,952,806
Public Service Enterprise Group, Inc.	191,949	7,426,507
SCANA Corp.	54,230	3,280,373
Sempra Energy	89,368	8,401,486
TECO Energy, Inc.	89,252	2,378,566
WEC Energy Group, Inc.	119,786	6,146,220
Total Multi-Utilities		78,689,934

Multiline Retail | 0.6%
Dollar General Corp.	111,808	8,035,641
Dollar Tree, Inc. (a)	89,064	6,877,522
Kohl’s Corp.	72,396	3,448,221
Macy’s, Inc.	119,921	4,194,836
Nordstrom, Inc. (b)	53,112	2,645,509
Target Corp.	235,019	17,064,730
Total Multiline Retail		42,266,459

Oil, Gas & Consumable Fuels | 5.2%
Anadarko Petroleum Corp.	192,764	9,364,475
Apache Corp.	143,426	6,378,154
Cabot Oil & Gas Corp.	157,019	2,777,666
Chesapeake Energy Corp. (a)(b)	196,223	883,003
Chevron Corp.	718,560	64,641,658
Cimarex Energy Co.	35,842	3,203,558
Columbia Pipeline Group, Inc.	148,442	2,968,840
ConocoPhillips	471,123	21,996,733
CONSOL Energy, Inc. (c)	83,199	657,272
Devon Energy Corp.	146,596	4,691,072
EOG Resources, Inc.	209,657	14,841,619
EQT Corp.	57,830	3,014,678
Exxon Mobil Corp.	1,589,368	123,891,236
Hess Corp.	91,496	4,435,726
Kinder Morgan, Inc.	698,588	10,422,933
Marathon Oil Corp.	256,956	3,235,076
Marathon Petroleum Corp.	203,444	10,546,537
Murphy Oil Corp.	62,282	1,398,231
Newfield Exploration Co. (a)	62,278	2,027,772
Noble Energy, Inc.	161,290	5,311,280
Occidental Petroleum Corp.	291,350	19,698,173
ONEOK, Inc.	79,368	1,957,215
Phillips 66	181,687	14,861,997
Pioneer Natural Resources Co.	56,555	7,103,404
Range Resources Corp. (b)	64,264	1,581,537
Southwestern Energy Co. (a)(b)	143,267	1,018,628
Spectra Energy Corp.	254,747	6,098,643
Tesoro Corp.	45,930	4,839,644
Valero Energy Corp.	183,710	12,990,134
Williams Cos., Inc.	258,873	6,653,036
Total Oil, Gas & Consumable Fuels		373,489,930

The accompanying notes are an integral part of these financial statements.	Appendix	89

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

Common Stocks | 94.7% of net assets (Continued )

Paper & Forest Products | 0.1%	Shares	Value
International Paper Co.	158,511	$5,975,865
Total Paper & Forest Products		5,975,865

Personal Products | 0.1%
Estee Lauder Cos., Inc., Class A	84,910	7,477,175
Total Personal Products		7,477,175

Pharmaceuticals | 6.0%
AbbVie, Inc.	624,263	36,981,340
Allergan PLC (a)	150,475	47,023,438
Bristol-Myers Squibb Co.	636,922	43,813,864
Eli Lilly & Co.	372,353	31,374,464
Endo International PLC (a)	79,034	4,838,462
Johnson & Johnson	1,055,453	108,416,132
Mallinckrodt PLC (a)	44,526	3,322,975
Merck & Co., Inc.	1,065,671	56,288,742
Mylan NV (a)	156,676	8,471,471
Perrigo Co. PLC	55,506	8,031,718
Pfizer, Inc.	2,354,389	75,999,677
Zoetis, Inc.	174,177	8,346,562
Total Pharmaceuticals		432,908,845

Professional Services | 0.3%
Dun & Bradstreet Corp.	13,739	1,427,894
Equifax, Inc.	44,868	4,996,949
Nielsen Holdings PLC	139,204	6,486,907
Robert Half International, Inc.	51,201	2,413,615
Verisk Analytics, Inc. (a)(b)	58,818	4,521,928
Total Professional Services		19,847,293

Real Estate Investment Trusts (REITs) | 2.4%
American Tower Corp.	161,543	15,661,594
Apartment Investment & Management Co., Class A	58,207	2,330,026
AvalonBay Communities, Inc.	52,218	9,614,900
Boston Properties, Inc.	58,274	7,432,266
Crown Castle International Corp.	126,644	10,948,374
Equity Residential	138,150	11,271,658
Essex Property Trust, Inc.	24,947	5,972,561
General Growth Properties, Inc.	221,800	6,035,178
HCP, Inc.	177,556	6,789,741
Host Hotels & Resorts, Inc.	285,012	4,372,084
Kimco Realty Corp.	156,763	4,147,949
Macerich Co.	51,064	4,120,354
Plum Creek Timber Co., Inc.	66,550	3,175,766
Prologis, Inc. (b)	198,879	8,535,887
Public Storage	56,134	13,904,392
Realty Income Corp. (b)	94,705	4,889,619
Simon Property Group, Inc.	118,036	22,950,920
SL Green Realty Corp.	37,799	4,270,531
Ventas, Inc. (b)	126,167	7,119,604
Vornado Realty Trust	67,234	6,720,711
Welltower, Inc.	134,996	9,183,778
Weyerhaeuser Co.	195,110	5,849,398
Total Real Estate Investment Trusts (REITs)		175,297,291

Real Estate Management & Development | 0.1%	Shares	Value
CBRE Group, Inc., Class A (a)	109,989	$3,803,420
Total Real Estate Management & Development		3,803,420

Road & Rail | 0.7%
CSX Corp.	373,276	9,686,512
JB Hunt Transport Services, Inc.	34,926	2,562,171
Kansas City Southern	41,876	3,126,881
Norfolk Southern Corp.	114,361	9,673,797
Ryder System, Inc.	20,253	1,150,978
Union Pacific Corp.	325,793	25,477,013
Total Road & Rail		51,677,352

Semiconductors & Semiconductor Equipment | 2.3%
Analog Devices, Inc.	119,023	6,584,352
Applied Materials, Inc.	438,421	8,185,320
Avago Technologies Ltd.	100,096	14,528,935
Broadcom Corp., Class A	214,004	12,373,711
First Solar, Inc. (a)	28,806	1,900,908
Intel Corp.	1,800,270	62,019,302
KLA-Tencor Corp.	59,344	4,115,506
Lam Research Corp.	60,024	4,767,106
Linear Technology Corp.	90,976	3,863,751
Microchip Technology, Inc.	77,565	3,609,875
Micron Technology, Inc. (a)	414,099	5,863,642
NVIDIA Corp.	194,296	6,403,996
Qorvo, Inc. (a)	53,969	2,747,022
Skyworks Solutions, Inc.	72,375	5,560,571
Texas Instruments, Inc.	387,326	21,229,338
Xilinx, Inc.	98,147	4,609,965
Total Semiconductors & Semiconductor Equipment		168,363,300

Software | 4.2%
Activision Blizzard, Inc.	190,871	7,388,616
Adobe Systems, Inc. (a)	190,237	17,870,864
Autodesk, Inc. (a)	85,831	5,229,683
CA, Inc.	119,417	3,410,550
Citrix Systems, Inc. (a)(b)	58,728	4,442,773
Electronic Arts, Inc. (a)	118,292	8,129,026
Intuit, Inc.	100,694	9,716,971
Microsoft Corp.	3,049,891	169,207,953
Oracle Corp.	1,221,699	44,628,664
Red Hat, Inc. (a)	69,623	5,765,481
Salesforce.com, Inc. (a)	238,045	18,662,728
Symantec Corp.	259,608	5,451,768
Total Software		299,905,077

Specialty Retail | 2.5%
Advance Auto Parts, Inc.	27,782	4,181,469
AutoNation, Inc. (a)	29,995	1,789,502
AutoZone, Inc. (a)	11,715	8,691,476
Bed Bath & Beyond, Inc. (a)(b)	64,412	3,107,879
Best Buy Co., Inc.	113,776	3,464,479
CarMax, Inc. (a)	77,312	4,172,529
GameStop Corp., Class A (b)	40,988	1,149,303

90	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

Common Stocks | 94.7% of net assets (Continued )

Specialty Retail | 2.5% (Continued )	Shares	Value
Gap, Inc.	87,395	$2,158,656
Home Depot, Inc.	483,709	63,970,515
L Brands, Inc.	97,491	9,341,588
Lowe’s Cos., Inc.	349,065	26,542,902
O’Reilly Automotive, Inc. (a)	37,719	9,558,749
Ross Stores, Inc.	154,507	8,314,022
Signet Jewelers Ltd.	30,201	3,735,562
Staples, Inc.	244,200	2,312,574
Tiffany & Co.	42,568	3,247,513
TJX Cos., Inc.	255,888	18,145,018
Tractor Supply Co.	51,537	4,406,413
Urban Outfitters, Inc. (a)(b)	35,003	796,318
Total Specialty Retail		179,086,467

Technology Hardware, Storage & Peripherals | 3.9%
Apple, Inc.	2,128,677	224,064,541
EMC Corp.	739,659	18,994,443
Hewlett-Packard Enterprise Co.	685,439	10,418,673
HP, Inc.	685,439	8,115,598
NetApp, Inc.	113,866	3,020,865
SanDisk Corp. (a)	76,543	5,816,502
Seagate Technology PLC	114,606	4,201,456
Western Digital Corp.	87,426	5,249,931
Total Technology Hardware, Storage & Peripherals		279,882,009

Textiles, Apparel & Luxury Goods | 0.9%
Coach, Inc.	104,966	3,435,537
Fossil Group, Inc. (a)(b)	15,506	566,899
Hanesbrands, Inc.	149,505	4,399,932
Michael Kors Holdings Ltd. (a)	70,282	2,815,497
NIKE, Inc., Class B	514,450	32,153,125
PVH Corp.	31,321	2,306,792
Ralph Lauren Corp.	22,311	2,487,230
Under Armour, Inc., Class A (a)	68,287	5,504,615
VF Corp.	129,207	8,043,136
Total Textiles, Apparel & Luxury Goods		61,712,763

Thrifts & Mortgage Finance | 0.0%	Shares	Value
People’s United Financial, Inc.	117,626	$1,899,660
Total Thrifts & Mortgage Finance		1,899,660

Tobacco | 1.5%
Altria Group, Inc.	748,557	43,573,503
Philip Morris International, Inc.	591,603	52,007,820
Reynolds American, Inc.	316,220	14,593,553
Total Tobacco		110,174,876

Trading Companies & Distributors | 0.2%
Fastenal Co.	110,103	4,494,404
United Rentals, Inc. (a)	35,826	2,598,818
W.W. Grainger, Inc.	22,039	4,464,881
Total Trading Companies & Distributors		11,558,103
Total Long-Term Investments (Cost—$4,307,043,966)		6,829,141,787
Short-Term Securities | 5.6% of net assets
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.35% (c)(d)(e)	374,887,021	374,887,021
Prime, SL Agency Shares, 0.31% (c)(d)(e)	26,986,879	26,986,879
Total Short-Term Securities (Cost $401,873,900)		401,873,900

Total Investments (Cost $4,708,917,866) | 100.3%		7,231,015,687

Liabilities in Excess of Other Assets | (0.3%)		(21,158,377)

Net Assets | 100.0%		$7,209,857,310
(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at December 31, 2014	Shares Purchased		Shares Sold	Shares Held at December 31, 2015	Value at December 31, 2015	Income		Realized Gain
BlackRock, Inc.	39,755	9,010		(554)	48,211	$16,416,810	$397,804		$6,560
BlackRock Cash Funds: Institutional, SL Agency Shares	76,063,771	298,823,250	[1]	—	374,887,021	$374,887,021	$677,147	[2]	—
BlackRock Cash Funds: Prime, SL Agency Shares	6,710,893	20,275,986	[1]	—	26,986,879	$26,986,879	$154,137	[2]	—
PNC Financial Services Group, Inc.	164,243	33,605		(3,974)	193,874	$18,478,131	$363,494		$58,747

[1]	Represents net shares purchased.

[2]	Represents all or a portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

The accompanying notes are an integral part of these financial statements.	Appendix	91

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

Derivative Financial Instruments Outstanding as of Period End—Financial Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
3,529	S&P 500 E-Mini Index	March 2016	$359,146,330	$(2,019,844)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities—Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts.....Net unrealized depreciation[1]	—	—	$2,109,844	—	—	—	$2,109,844

[1]	Includes cumulative (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) From:	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$6,310,848	—	—	—	$6,310,848

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(2,629,831)	—	—	—	$(2,629,831)

Average Quarterly Balances on Outstanding Derivative Financial Instruments
Financial futures contracts:
Average notional value of contracts—long							$257,192,816

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$6,829,141,787	—	—	$6,829,141,787
Short-Term Securities:
Money Market Funds	401,873,900	—	—	401,873,900

Total	$7,231,015,687	—	—	$7,231,015,687

[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,019,844)	$—	$—	$(2,019,844)

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

92	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2015 (Continued)

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$8,150	—	—	$8,150
Cash pledged for financial futures contracts	15,709,800			15,709,800
Liabilities:
Collateral on securities loaned at value	—	$(61,937,100)	—	(61,937,100)

Total	$15,717,950	$(61,937,100)	$—	$(46,219,150)

During the year ended December 31, 2015, there were no transfers between levels.

The accompanying notes are an integral part of these financial statements.	Appendix	93

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value—unaffiliated (including securities loaned of $60,341,198) (cost—$4,285,016,231)	$6,794,246,846
Investments at value—affiliated (cost—$423,901,635)	436,768,841
Cash	8,150
Cash pledged for financial futures contracts	15,709,800
Receivables:
Contributions from investors	21,561,549
Dividends	9,155,425
Securities lending income—affiliated	26,300

Total Assets	7,277,476,911

Liabilities

Collateral on securities loaned at value	61,937,100
Variation margin payable on financial futures contracts	3,372,685
Payables:
Withdrawals to investors	1,167,056
Investments purchased	865,403
Investment advisory fees	208,644
Officer’s and Trustees’ fees	45,108
Professional fees	23,605

Total Liabilities	67,619,601

Net Assets	$7,209,857,310
Net Assets Consist of:

Investors’ capital	$4,689,779,333
Net unrealized appreciation (depreciation)	2,520,077,977

Net Assets	$7,209,857,310

94	Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends—unaffiliated	$135,199,455
Dividends—affiliated	761,298
Interest—affiliated	477,528
Securities lending—affiliated—net	353,756
Foreign taxes withheld	(9,763)

Total Income	136,782,274

Expenses

Investment advisory	2,888,352
Officer and Directors	183,446
Professional	48,834

Total Expenses	3,120,632

Less fees waived by the Manager	(402,964)

Total expenses after fees waived	2,717,668

Net investment income	134,064,606

Realized And Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments—unaffiliated	103,859,579
Investments—affiliated	65,307
Financial futures contracts	6,310,848

Net Realized Gain	110,235,734
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(165,569,685)
Investments—affiliated	(177,627)
Financial futures contracts	(2,629,831)

Net Change In Unrealized Appreciation (Depreciation)	(168,377,143)

Net Realized And Unrealized Loss	(58,141,409)

Net Increase In Net Assets Resulting From Operations	$75,923,197

The accompanying notes are an integral part of these financial statements.	Appendix	95

Statements of Changes in Net Assets

	Year Ended December 31,
	2015	2014
Increase (Decrease) In Net Assets

Operations

Net investment income	$134,064,606	$108,892,318
Net realized gain	110,235,734	76,733,344
Net change in unrealized appreciation (depreciation)	(168,377,143)	527,569,116

Net increase in net assets resulting from operations	75,923,197	713,194,778

Capital Transactions

Proceeds from contributions	3,573,168,628	539,481,303
Value of withdrawals	(2,187,812,801)	(775,228,002)

Net increase (decrease) in net assets derived from capital transactions	1,385,355,827	(235,746,699)

Net Assets

Total increase in net assets	1,461,279,024	477,448,079
Beginning of year	5,748,578,286	5,271,130,207

End of year	$7,209,857,310	$5,748,578,286

96	Appendix	The accompanying notes are an integral part of these financial statements.

Financial Highlights

S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2015	2014	2013	2012	2011
Total Return	1.35%	13.63%	32.33%	15.98%	2.13%

Ratio to Average Net Assets

Total expenses	0.05%	0.05%	0.05%	0.06%	0.06%

Total expenses after fees waived and paid indirectly	0.04%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.00%	1.98%	2.08%	2.22%	2.08%

Supplemental Data
Net assets, end of year (000)	$7,209,857	$5,748,578	$5,271,130	$1,717,932	$2,108,316

Portfolio turnover rate	2%	3%	2%	10%	5%

The accompanying notes are an integral part of these financial statements.	Appendix	97

Notes to Financial Statements

S&P 500 Index Master Portfolio

1. Organization

S&P 500 Index Master Portfolio (the “Master Portfolio”) (formerly known as S&P 500 Master Portfolio), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., financial futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the

98	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Continued)

Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Master Portfolio’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master

Notes to Financial Statements	Appendix	99

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Continued)

Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value—unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$833,142	$(761,663)	$71,479
BNP Paribas S.A.	92,963	(92,963)	—
Citigroup Global Markets, Inc.	9,411,295	(9,411,295)	—
Credit Suisse Securities (USA) LLC	1,681,290	(1,681,290)	—
Deutsche Bank Securities Inc.	2,725,596	(2,725,596)	—
Goldman Sachs & Co.	1,772,090	(1,772,090)	—
JP Morgan Securities LLC	10,281,600	(10,281,600)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	22,211,301	(22,211,301)	—
Morgan Stanley	24,669	(24,669)	—
National Financial Services LLC	490,035	(490,035)	—
Scotia Capital (USA) Inc.	6,814	(6,814)	—
State Street Bank & Trust Co.	7,480,420	(7,480,420)	—
UBS Securities LLC	3,144,497	(3,144,497)	—
Wells Fargo Securities LLC	185,486	(169,572)	15,914

Total	$60,341,198	$(60,253,805)	$87,393

[1]	Collateral with a value of $61,937,100 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.
[2]	The market value of the loaned securities is determined as of December 31, 2015. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in the value

100	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Continued)

of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets an annual rate of 0.04%. Prior to April 30, 2015, the annual rate as a percentage of average daily net assets was 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration service to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration service to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager, with respect to the Master Portfolio, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the year ended December 31, 2015, the amount waived was $170,684.

The fees and expenses of the MIP’s trustees who are not “interested persons” of the MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to the Manager by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2016. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other

Notes to Financial Statements	Appendix	101

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Continued)

payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective March 9, 2015, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. For the period January 1, 2015 through March 8, 2015, BTC could lend securities with respect to the Master Portfolio only when the difference between the borrower rebate rate and the risk free rate exceeded a certain level, and the Master Portfolio retained 80% (85% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending—affiliated—net in the Statement of Operations. For the year ended December 31, 2015, the Master Portfolio Fund paid BTC $122,996 in total for securities lending agent services and collateral investment fees.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $164,503,416 and $27,151,440, respectively.

7. Purchases and Sales

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities and in-kind redemptions, were $1,406,173,833 and $148,458,723, respectively.

8. Income Tax Information

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the the Master Portfolio’s financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax Cost	$4,376,528,200
Gross unrealized appreciation	$3,014,070,617
Gross unrealized depreciation	$(159,583,130)
Net unrealized appreciation	$2,854,487,487

9. Bank Borrowings

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in

102	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Continued)

miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Master Portfolio did not borrow under the credit agreement. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional, or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Notes to Financial Statements	Appendix	103

Report of Independent Registered Public Accounting Firm

S&P 500 INDEX MASTER PORTFOLIO

To the Board of Trustees of Master Investment Portfolio and the Interestholders of S&P 500 Stock Master Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio, at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2015

104	Appendix

Officers and Trustees

S&P 500 Index Master Portfolio  |  Independent Trustees2

Name, Address and Year of Birth[1]	Position(s) Held With Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupations(s) During Past Five Years	Number of BlackRock— Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Rodney D. Johnson
1941	Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim
1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Collette Chilton
1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 155 Portfolios	None
Frank J. Fabozzi
1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	108 RICs consisting of 230 Portfolios	None
Dr. Matina S. Horner
1939	Trustee	Since 2009	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert l. London
1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery
1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt
1947	Trustee	Since 2009	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Appendix	105

Officers and Trustees

S&P 500 Index Master Portfolio  |  Independent Trustees2 (Continued)

Name, Address and Year of Birth[1]	Position(s) Held With Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupations(s) During Past Five Years	Number of BlackRock— Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert C. Robb, Jr.
1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None
Toby Rosenblatt
1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None
Mark Stalnecker
1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 155 Portfolios	None
Kenneth L. Urish
1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter
1945	Trustee	Since 2009	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

[1]	The address of each Trustee is c/o BlackRock Inc., 55 East 52nd Street, New York, NY 10055.

[2]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust/MIP.

[3]	Date shown is the earliest date a person has served for the Trust/MIP. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust/MIP Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, those Independent Trustees first became a members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

106	Appendix

Officers and Trustees

S&P 500 Index Master Portfolio  |  Interested Trustees4 (Continued)

Name, Address and Year of Birth[1]	Position(s) Held With Trust/MIP	Length of Time Served as a Trustee[3]	Principal Occupations(s) During Past Five Years	Number of BlackRock— Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Barbara G. Novick
1960	Trustee	Since 2015	Vice chairman of BlackRock Since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 230 Portfolios	None
John M. Perlowski
1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services Since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, LP. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 328 Portfolios	None

[4]	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

Appendix	107

Officers and Trustees

S&P 500 Index Master Portfolio  |  Trust/MIP Officers2 (Continued)

Name, Address and Year of Birth[1]	Position(s) Held With the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski
1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA
1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern
1977	Vice President	Since 2014	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews
1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife
1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park
1967	Chief Compliance Officer	Since 2014

Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra
1969	Anti-Money Laundering Compliance Officer	Since 2015

Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth

Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald
1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]	Officers of the Trust/MIP serve at the pleasure of the Board.

Effective September 25, 2015, John M. Perlowski was appointed to serve as a Trustee of the Trust/MIP.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust/MIP.

108	Appendix

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1793

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030. During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]
	Fiscal Year 2014	$168,000
	Fiscal Year 2015	$220,000

(b)	Audit-Related Fees
	Fiscal Year 2014	$0
	Fiscal Year 2015	$0

(c)	Tax Fees[2]
	Fiscal Year 2014	$14,300
	Fiscal Year 2015	$0

1	These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Growth Fund, including services that are normally provided in connection with the Funds’ statutory and regulatory filings. In addition, fees for examinations for compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940 for International Value Fund are included.
2	These fees were for (i) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Short-Term Bond Fund, Short-Term Government Securities Fund, Value Fund, and Small-Company Stock Fund; and (ii) the review of client prepared distribution requirements.

(d)	All Other Fees
	Fiscal Year 2014	$0
	Fiscal Year 2015	$0

(e) (1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.

(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The National Rural Electric Cooperative Association paid the Funds’ principal accountant $252,194 in 2015 for transaction audit services and consulting services and $29,842 in 2014 for consulting services. The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)	Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years. The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date: March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date March 8, 2016

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 8, 2016